Exhibit 10.10
SALE AND SERVICING AGREEMENT

FINANCIAL ASSET SECURITIES CORP.,
as Depositor
CENTEX HOME EQUITY COMPANY, LLC,
as Originator and Servicer
NEWCASTLE MORTGAGE SECURITIES TRUST 2006-1,
as Issuer
and
JPMORGAN CHASE BANK, N.A.,
as Indenture Trustee

SALE AND SERVICING AGREEMENT
Dated as of April 6, 2006

Mortgage Loans
Newcastle Mortgage Securities Trust 2006-1

TABLE OF CONTENTS

ARTICLE I

DEFINITIONS

Section 1.01.	Definitions
Section 1.02.	Other Definitional Provisions.
Section 1.03.	Interest Calculations

ARTICLE II

REPRESENTATIONS AND WARRANTIES

Section 2.01.	Conveyance of Mortgage Loans.
Section 2.02.	Acceptance by Indenture Trustee.
Section 2.03.	Repurchase or Substitution of Mortgage Loans by the Originator.
Section 2.04.	Intentionally Omitted.
Section 2.05.	Representations, Warranties and Covenants of the Servicer.
Section 2.06.	Existence

ARTICLE III

ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 3.01.	Servicer to Act as Servicer.
Section 3.02.	Sub-Servicing Agreements Between Servicer and Sub-Servicers.
Section 3.03.	Successor Sub-Servicers.
Section 3.04.	Liability of the Servicer.
Section 3.05.	No Contractual Relationship Between Sub-Servicers, the Indenture Trustee or the Noteholders.
Section 3.06.	Assumption or Termination of Sub-Servicing Agreements by the Indenture Trustee.
Section 3.07.	Collection of Certain Mortgage Loan Payments.
Section 3.08.	Sub-Servicing Accounts.
Section 3.09.	Collection of Taxes, Assessments and Similar Items; Servicing Accounts.
Section 3.10.	Collection Account and Payment Account.
Section 3.11.	Withdrawals from the Collection Account and Payment Account.
Section 3.12.	Investment of Funds in the Collection Account and the Payment Account.
Section 3.13.	[Reserved].
Section 3.14.	Maintenance of Hazard Insurance and Errors and Omissions and Fidelity Coverage.
Section 3.15.	Enforcement of Due-On-Sale Clauses; Assumption Agreements.
Section 3.16.	Realization Upon Defaulted Mortgage Loans.
Section 3.17.	Indenture Trustee to Cooperate; Release of Mortgage Files.
Section 3.18.	Servicing Compensation.
Section 3.19.	Reports to the Indenture Trustee and Others; Collection Account Statements.
Section 3.20.	Statement as to Compliance.

Section 3.21.	Assessments of Compliance and Attestation Reports.
Section 3.22.	Access to Certain Documentation; Filing of Reports by Indenture Trustee.
Section 3.23.	Title, Management and Disposition of REO Property.
Section 3.24.	Obligations of the Servicer in Respect of Prepayment Interest Shortfalls.
Section 3.25.	[Reserved].
Section 3.26.	Obligations of the Servicer in Respect of Mortgage Rates and Monthly Payments.
Section 3.27.	[Reserved].
Section 3.28.	[Reserved].
Section 3.29.	Advance Facility.

ARTICLE IV

REMITTANCE REPORTS; ADVANCES; EXCHANGE ACT REPORTING

Section 4.01.	Remittance Reports and Advances
Section 4.02.	Exchange Act Reporting.
Section 4.03.	Swap Account.

ARTICLE V

THE SERVICER AND THE DEPOSITOR

Section 5.01.	Liability of the Servicer and the Depositor.
Section 5.02.	Merger or Consolidation of, or Assumption of the Obligations of, the Servicer or the Depositor.
Section 5.03.	Limitation on Liability of the Servicer and Others.
Section 5.04.	Servicer Not to Resign.
Section 5.05.	Delegation of Duties.
Section 5.06.	Indemnification.
Section 5.07.	Inspection

ARTICLE VI

DEFAULT

Section 6.01.	Servicer Events of Termination.
Section 6.02.	Indenture Trustee to Act; Appointment of Successor.
Section 6.03.	Waiver of Defaults.
Section 6.04.	Notification to Noteholders.
Section 6.05.	Survivability of Servicer Liabilities.

ARTICLE VII

MISCELLANEOUS PROVISIONS

Section 7.01.	Amendment
Section 7.02.	GOVERNING LAW
Section 7.03.	Notices
Section 7.04.	Severability of Provisions
Section 7.05.	Third-Party Beneficiaries
Section 7.06.	Counterparts
Section 7.07.	Effect of Headings and Table of Contents
Section 7.08.	Termination

Section 7.09.	No Petition
Section 7.10.	No Recourse
Section 7.11.	Indenture Trustee Rights
Section 7.12.	Compliance
Section 7.13.	Intention of the Parties and Interpretation

ARTICLE VIII

DUTIES OF THE ADMINISTRATOR

Section 8.01.	Administrative Duties.
Section 8.02.	Records
Section 8.03.	Additional Information to be Furnished
Section 8.04.	No Recourse to Owner Trustee

EXHIBITS

Exhibit A	Form of Assignment Agreement
Exhibit B	Mortgage Loan Schedule
Exhibit C	Form of Request for Release
Exhibit D-1	Form of Indenture Trustee’s Initial Certification
Exhibit D-2	Form of Indenture Trustee’s Final Certification
Exhibit E	Form of Lost Note Affidavit
Exhibit F	Form of Power of Attorney
Exhibit G-1	Form of Certification to Be Provided by the Servicer with Form 10-K
Exhibit G-2	Form of Certification to Be Provided to the Servicer by the Indenture Trustee
Exhibit H	Servicing Criteria
Exhibit I	Form 10-D, Form 8-K and Form 10-K Reporting Responsibility

          This Sale and Servicing Agreement, dated as of April 6, 2006 (the “Agreement”), among Financial Asset Securities Corp., as Depositor (the “Depositor” ), Centex Home Equity Company, LLC, as Originator and Servicer (the “Originator” and the “Servicer”), Newcastle Mortgage Securities Trust 2006-1, as Issuer (the “Issuer”) and JPMorgan Chase Bank, N.A., as Indenture Trustee (the “Indenture Trustee”).
W I T N E S S E T H   T H A T :
          WHEREAS, pursuant to the terms of the Assignment and Recognition Agreement, the Depositor will acquire the Mortgage Loans;
          WHEREAS, the Depositor will create Newcastle Mortgage Securities Trust 2006-1, a Delaware statutory trust, and will transfer the Mortgage Loans and all of its rights under the Assignment and Recognition Agreement to the Issuer;
          WHEREAS, pursuant to the terms of an Amended and Restated Trust Agreement dated as of April 6, 2006 (the “Trust Agreement”) among the Depositor, as depositor, Wilmington Trust Company, as owner trustee (the “Owner Trustee”) and JPMorgan Chase Bank, N.A., as Certificate Registrar and Certificate Paying Agent, the Depositor will convey the Mortgage Loans to the Issuer in exchange for the Notes (as defined below);
          WHEREAS, pursuant to the terms of the Trust Agreement, the Issuer will issue and transfer to or at the direction of the Depositor, the Trust Certificates, Series 2006-1 (the “Certificates”);
          WHEREAS, pursuant to the terms of an Indenture dated as of April 6, 2006 (the “Indenture”) between the Issuer and JPMorgan Chase Bank, N.A. (the “Indenture Trustee”), the Issuer will pledge the Mortgage Loans and issue the Asset-Backed Notes Series 2006-1 Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class M-11 Notes (collectively, the “Notes”); and
          WHEREAS, pursuant to the terms of this Sale and Servicing Agreement, the Servicer will service the Mortgage Loans set forth on the Mortgage Loan Schedule attached hereto as Exhibit B directly or through one or more Sub-Servicers;
NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS
          Section 1.01. Definitions. For all purposes of this Sale and Servicing Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions contained in Appendix A to the Indenture which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.
          Section 1.02. Other Definitional Provisions.
          (a) All terms defined in this Sale and Servicing Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.
          (b) As used in this Sale and Servicing Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Sale and Servicing Agreement or in any such certificate or other document, and accounting terms partly defined in this Sale and Servicing Agreement or in any such certificate or other document, to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Sale and Servicing Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Sale and Servicing Agreement or in any such certificate or other document shall control.
          (c) The words “hereof,” “herein,” “hereunder” and words of similar import when used in this Sale and Servicing Agreement shall refer to this Sale and Servicing Agreement as a whole and not to any particular provision of this Sale and Servicing Agreement; Section and Exhibit references contained in this Sale and Servicing Agreement are references to Sections and Exhibits in or to this Sale and Servicing Agreement unless otherwise specified; and the term “including” shall mean “including without limitation”.
          (d) The definitions contained in this Sale and Servicing Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.
          (e) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.
          Section 1.03. Interest Calculations. All calculations of interest hereunder that are made in respect of the Stated Principal Balance of a Mortgage Loan shall be made on the basis of a 360-day year consisting of twelve 30-day months, notwithstanding the terms of the related Mortgage Note and Mortgage.

ARTICLE II
REPRESENTATIONS AND WARRANTIES
          Section 2.01. Conveyance of Mortgage Loans.
          The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey in trust to the Issuer without recourse for the benefit of the Noteholders all the right, title and interest of the Depositor, including any security interest therein for the benefit of the Depositor, in and to (i) each Mortgage Loan identified on the Mortgage Loan Schedule, including the related Cut-off Date Principal Balance, all interest accruing thereon on and after the Cut-off Date and all collections in respect of interest and principal due after the Cut-off Date; (ii) property which secured each such Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) its interest in any insurance policies in respect of the Mortgage Loans; (iv) the rights of the Depositor under the Master Agreement (as assigned to the Depositor pursuant to the terms of the Assignment Agreement); (v) all other assets included or to be included in the Trust Fund; and (vi) all proceeds of any of the foregoing. Such assignment includes all interest and principal due and collected by the Depositor or the Servicer after the Cut-off Date with respect to the Mortgage Loans.
          In connection with such transfer and assignment, the Depositor, does hereby deliver to and deposit with the Indenture Trustee, or the Custodian, the following documents or instruments with respect to each Original Mortgage Loan so transferred and assigned, the following documents or instruments (with respect to each Mortgage Loan, a “Mortgage File”):
          (i) the original Mortgage Note, endorsed either (A) in blank or (B) in the following form: “Pay to the order of JPMorgan Chase Bank, N.A., as Indenture Trustee, without recourse” or with respect to any lost Mortgage Note, an original Lost Note Affidavit stating that the original mortgage note was lost, misplaced or destroyed, together with a copy of the related mortgage note; provided, however, that such substitutions of Lost Note Affidavits for original Mortgage Notes may occur only with respect to Mortgage Loans, the aggregate Cut-off Date Principal Balance of which is less than or equal to 1.00% of the Pool Balance as of the Cut-off Date;
          (ii) the original Mortgage (noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan), with evidence of recording thereon, and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon or, if such Mortgage or power of attorney has been submitted for recording but has not been returned from the applicable public recording office, has been lost or is not otherwise available, a copy of such Mortgage or power of attorney, as the case may be, certified to be a true and complete copy of the original submitted for recording;
          (iii) unless the Mortgage Loan is registered on the MERS® System, an original Assignment, in form and substance acceptable for recording. The Mortgage shall be assigned either (A) in blank or (B) to “JPMorgan Chase Bank, N.A. as Indenture Trustee, without recourse”;
          (iv) an original of any intervening assignment of Mortgage showing a complete chain of assignments (or to MERS if the Mortgage Loan is registered on the MERS® System and noting the presence of MIN);
          (v) the original or a certified copy of lender’s title insurance policy; and
          (vi) the original or copies of each assumption, modification, written assurance or substitution agreement, if any.
          The Depositor herewith also delivers to the Indenture Trustee an executed copy of the Assignment

          Agreement and the Master Agreement.
          If any of the documents referred to in Section 2.01(ii), (iii) or (iv) above has as of the Closing Date been submitted for recording but either (x) has not been returned from the applicable public recording office or (y) has been lost or such public recording office has retained the original of such document, the obligations of the Depositor to deliver such documents shall be deemed to be satisfied upon (1) delivery to the Indenture Trustee or the Custodian no later than the Closing Date, of a copy of each such document certified by the Originator in the case of (x) above or the applicable public recording office in the case of (y) above to be a true and complete copy of the original that was submitted for recording and (2) if such copy is certified by the Originator, delivery to the Indenture Trustee or the Custodian, promptly upon receipt thereof of either the original or a copy of such document certified by the applicable public recording office to be a true and complete copy of the original. If the original lender’s title insurance policy, or a certified copy thereof, was not delivered pursuant to Section 2.01(v) above, the Depositor shall deliver or cause to be delivered to the Indenture Trustee or the Custodian, the original or a copy of a written commitment or interim binder or preliminary report of title issued by the title insurance or escrow company, with the original or a certified copy thereof to be delivered to the Indenture Trustee or the Custodian, promptly upon receipt thereof. The Servicer or the Depositor shall deliver or cause to be delivered to the Indenture Trustee or the Custodian promptly upon receipt thereof any other documents constituting a part of a Mortgage File received with respect to any Mortgage Loan, including, but not limited to, any original documents evidencing an assumption or modification of any Mortgage Loan.
          Upon discovery or receipt of notice of any materially defective document in, or that a document is missing from, a Mortgage File, the Indenture Trustee shall promptly notify the Originator of such defect or missing document and request that the Originator deliver such missing document or cure such defect within 90 days from the date the Originator was notified of such missing document or defect, and if the Originator does not deliver such missing document or cure such defect in all material respects during such period, the Indenture Trustee shall notify the Originator of its obligation to repurchase such Mortgage Loan from the Trust at the Purchase Price on or prior to the Determination Date following the expiration of such 90 day period (subject to Section 2.03(e)); provided that, in connection with any such breach that could not reasonably have been cured within such 90 day period, if the Originator has commenced to cure such breach within such 90 day period, the Originator shall be permitted to proceed thereafter diligently and expeditiously to cure the same within the additional period provided under the Assignment Agreement.
          Except with respect to any Mortgage Loan for which MERS is identified on the Mortgage, the Indenture Trustee shall enforce the obligations of the Originator under the Master Agreement to cause the Assignments which were delivered in blank to be completed and to record all Assignments referred to in Section 2.01(iii) hereof and, to the extent necessary, in Section 2.01(iv) hereof. The Indenture Trustee shall enforce the obligations of the Originator under the Master Agreement to deliver such assignments for recording within 180 days of the Closing Date. In the event that any such Assignment is lost or returned unrecorded because of a defect therein, the Indenture Trustee shall enforce the obligations of the Originator under the Master Agreement to promptly have a substitute Assignment prepared or have such defect cured, as the case may be, and thereafter cause each such Assignment to be duly recorded.
          Notwithstanding the foregoing, for administrative convenience and facilitation of servicing and to reduce closing costs, the Assignments of Mortgage shall not be required to be submitted for recording (except with respect to any Mortgage Loan located in Maryland) unless the Indenture Trustee and the Depositor receive written notice that such failure to record would result in a withdrawal or a downgrading by any Rating Agency of the rating on any Class of Notes; provided, however, each Assignment, except with respect to any Mortgage Loan for which MERS is identified on the Mortgage, shall be submitted for recording by the Originator in the manner described above, at no expense to the Trust or Indenture Trustee, upon the earliest to occur of: (i) reasonable direction by the Holders of 25% of the aggregate Note Balance of the Notes, (ii) the occurrence of a Servicer Event of Termination, (iii) the occurrence of a bankruptcy, insolvency or foreclosure relating to the Seller and (iv) the occurrence of a servicing transfer as described in Section 6.02 hereof. In addition to the foregoing, the Servicer shall cause each Assignment of Mortgage to be recorded in accordance with customary servicing practices in order to convey, upon foreclosure, the title of any Mortgaged Property to the Trust as set forth in Section 3.23 hereof. In the event of (i) through (iv) set forth above, the Indenture Trustee shall enforce the obligations of the Originator to deliver such Assignments for recording as provided above, promptly and in any event within 30 days following receipt of notice by the Originator from the Indenture Trustee. Notwithstanding the foregoing, if the Originator fails to pay the cost of recording the

          Assignments, such expense will be paid by the Indenture Trustee and the Indenture Trustee shall be reimbursed for such expenses by the Trust.
          In connection with the assignment of any Mortgage Loan registered on the MERS® System, the Depositor further agrees that it will cause, within 30 Business Days after the Closing Date, the MERS® System to indicate that such Mortgage Loans have been assigned by the Depositor to the Indenture Trustee in accordance with this Sale and Servicing Agreement for the benefit of the Noteholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files (a) the code in the field which identifies the specific Indenture Trustee and (b) the code in the field “Pool Field” which identifies the series of the Notes issued in connection with such Mortgage Loans. The Depositor further agrees that it will not, and will not permit the Servicer to, and the Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.
          The Servicer shall forward to the Custodian original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with this Agreement within two weeks of their execution; provided, however, that the Servicer shall provide the Custodian with a certified true copy of any such document submitted for recordation within two weeks of its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within 365 days of its submission for recordation. In the event that the Servicer cannot provide a copy of such document certified by the public recording office within such 365 day period, the Servicer shall deliver to the Custodian, within such 365 day period, an Officers’ Certificate of the Servicer which shall (A) identify the recorded document, (B) state that the recorded document has not been delivered to the Custodian due solely to a delay caused by the public recording office, (C) state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation, if known and (D) specify the date the applicable recorded document is expected to be delivered to the Custodian, and, upon receipt of a copy of such document certified by the public recording office, the Servicer shall immediately deliver such document to the Custodian. In the event the appropriate public recording office will not certify as to the accuracy of such document, the Servicer shall deliver a copy of such document certified by an officer of the Servicer to be a true and complete copy of the original to the Custodian.
          Section 2.02. Acceptance by Indenture Trustee.
          Subject to the provisions of Section 2.01 and subject to the review described below and any exceptions noted on the exception report described in the next paragraph below, the Indenture Trustee acknowledges receipt of the documents referred to in Section 2.01 above and declares that it holds and will hold such documents and the other documents delivered to it constituting a Mortgage File, and that it holds or will hold all such assets and such other assets included in the definition of “Trust Estate” in trust for the exclusive use and benefit of all present and future Noteholders.
          The Indenture Trustee agrees, for the benefit of the Noteholders, to review (or to cause the Custodian to review) each Mortgage File no later than the Closing Date (or, with respect to any document delivered after the Closing Date, within 45 days of receipt and with respect to any Qualified Substitute Mortgage Loan, within 45 days after the assignment thereof). The Indenture Trustee further agrees, for the benefit of the Noteholders, to certify or cause the Custodian to certify to the Depositor and the Servicer in substantially the form attached hereto as Exhibit D-1, on the Closing Date (or, with respect to any document delivered after the Closing Date, within 45 days of receipt and with respect to any Qualified Substitute Mortgage Loan, within 45 days after the assignment thereof) that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in the exception report annexed thereto as not being covered by such certification), (i) all documents required to be delivered to it pursuant Section 2.01 (other than Section 2.01(vi)) of this Agreement and if actually delivered to it, the documents required to be delivered to it pursuant to Section 2.01(vi) of this Agreement are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan and (iii) based on its examination of the foregoing documents, the information set forth in the Mortgage Loan Schedule that corresponds to items (i), (iii), (x), (xi), (xii), (xviii), (xxiv) and (xxv), but only as to Gross Margin, Maximum Mortgage Rate and Periodic Rate Cap) of the Mortgage Loan Schedule accurately reflects information set forth in the Mortgage File. It is herein acknowledged that, in conducting such review, the Indenture Trustee (or the Custodian, as applicable) is under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are recordable or genuine, legally enforceable, valid or binding or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face.
          No later than the first anniversary date of this Agreement, or the following Business Day if such first anniversary date is not a Business Day, the Indenture Trustee shall deliver (or cause the Custodian to deliver) to the Depositor and the Servicer a final certification in the form annexed hereto as Exhibit D-2, with any applicable exceptions noted on the exception report attached thereto.
          If in the process of reviewing the Mortgage Files and making or preparing, as the case may be, the certifications referred to above, the Indenture Trustee (or the Custodian, as applicable) finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, at the conclusion of its review the Indenture Trustee shall so notify the Originator, the Depositor, the Sponsor and the Servicer, such notification to be in the form of an exception report. In addition, upon the discovery by the Depositor or the Servicer (or upon receipt by a Responsible Officer of the Indenture Trustee of written notification of such breach) of a breach of any of the representations and warranties made by the Originator in the Master Agreement in respect of any Mortgage Loan which materially adversely affects such Mortgage Loan or the interests of the related Noteholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties to this Agreement.
          The Depositor and the Issuer intend that the assignment and transfer herein contemplated constitute a sale of the Mortgage Loans, the related Mortgage Notes and the related documents, conveying good title thereto free and clear of any liens and encumbrances, from the Depositor to the Issuer in trust for the benefit of the Noteholders and that such property not be part of the Depositor’s estate or property of the Depositor in the event of any insolvency by the Depositor. In the event that such conveyance is deemed to be, or to be made as security for, a loan, the parties intend that the Depositor shall be deemed to have granted and does hereby grant to the Issuer a first priority perfected security interest in all of the Depositor’s right, title and interest in and to the Mortgage Loans, the related Mortgage Notes and the related documents, and that this Agreement shall constitute a security agreement under applicable law.
          Section 2.03. Repurchase or Substitution of Mortgage Loans by the Originator.
          (a) Upon discovery or receipt of written notice of any materially defective document in, or that a document is missing from, a Mortgage File or of the breach by the Originator of any representation, warranty or covenant under the Master Agreement in respect of any Mortgage Loan which materially adversely affects the value of such Mortgage Loan or the interest therein of the Noteholders, the Indenture Trustee shall promptly notify the Originator of such defect, missing document or breach and request that the Originator deliver such missing document or cure such defect or that the Originator cure such breach within 90 days from the date the Originator was notified of such missing document, defect or breach, and if the Originator does not deliver such missing document or cure such defect or if the Originator does not cure such breach in all material respects during such period, the Indenture Trustee shall notify the Originator of its obligation to repurchase such Mortgage Loan from the Trust at the Purchase Price on or prior to the Determination Date following the expiration of such 90 day period (subject to Section 2.03(e)); provided that, in connection with any such breach that could not reasonably have been cured within such 90 day period, if the Originator has commenced to cure such breach within such 90 day period, the Originator shall be permitted to proceed thereafter diligently and expeditiously to cure the same within the additional period provided under the Assignment Agreement. Notwithstanding the foregoing, to the extent of a breach by the Originator of any representation, warranty or covenant under the Assignment Agreement in respect of any Mortgage Loan which materially adversely affects the value of such Mortgage Loan or the interest therein of the Noteholders, the Indenture Trustee shall first request that the Originator cure such breach or repurchase such Mortgage Loan and if the Originator fails to cure such breach or repurchase such Mortgage Loan within 60 days of receipt of such request from the Indenture Trustee, the Indenture Trustee shall then request that the Seller cure such breach or repurchase such Mortgage Loan.
          The Purchase Price for the repurchased Mortgage Loan shall be remitted to the Servicer for deposit in the Collection Account, and the Indenture Trustee, upon receipt of written certification from the Servicer of such deposit, shall release (or cause the Custodian to release) to the Originator the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranty, as the Originator shall furnish to it and as shall be necessary to vest in the Originator any Mortgage Loan released pursuant hereto and the Indenture Trustee and the Custodian shall have no further responsibility with regard to such Mortgage File (it being understood that neither the Indenture Trustee nor the Custodian shall have any responsibility for determining the sufficiency of such assignment for its intended purpose). In lieu of repurchasing any such Mortgage Loan as provided above, the Originator may cause such Mortgage Loan to be removed from the Trust (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Qualified Substitute Mortgage Loans in the manner and subject to the limitations set forth in Section 2.03(d); provided, however, the Originator may not substitute for any Mortgage Loan which breaches a representation or warranty regarding abusive or predatory lending laws. It is understood and agreed that the obligation of the Originator to cure or to repurchase (or to substitute for) any Mortgage Loan as to which a document is missing, a material defect in a constituent document exists or as to which such a breach has occurred and is continuing shall constitute the sole remedy (other than any indemnification obligation of the Originator pursuant to the Master Agreement) against the Originator respecting such omission, defect or breach available to the Indenture Trustee on behalf of the Noteholders.
          (b) Within 90 days of the earlier of discovery by the Servicer or receipt of notice by the Servicer of the breach of any representation, warranty or covenant of the Servicer set forth in Section 2.05 which materially and adversely affects the interests of the Noteholders in any Mortgage Loan, the Servicer shall cure such breach in all material respects.
          (c) As to any Deleted Mortgage Loan for which the Originator substitutes a Qualified Substitute Mortgage Loan or Loans, such substitution shall be effected by the Originator delivering to the Indenture Trustee, for such Qualified Substitute Mortgage Loan or Loans, the Mortgage Note, the Mortgage and the Assignment to the Indenture Trustee, and such other documents and agreements, with all necessary endorsements thereon, as are required by Section 2.01, together with an Officers’ Certificate providing that each such Qualified Substitute Mortgage Loan satisfies the definition thereof and specifying the Substitution Adjustment (as described below), if any, in connection with such substitution. The Indenture Trustee (or the Custodian on its behalf) shall acknowledge receipt for such Qualified Substitute Mortgage Loan or Loans and, within 45 days thereafter, shall review such documents as specified in Section 2.02 and deliver to the Depositor, the Sponsor and the Servicer, with respect to such Qualified Substitute Mortgage Loan or Loans, a certification substantially in the form attached hereto as Exhibit D-1, with any applicable exceptions noted thereon. Within one year of the date of substitution, the Indenture Trustee (or the Custodian on its behalf) shall deliver to the Depositor, the Sponsor and the Servicer a certification substantially in the form of Exhibit D-2 hereto with respect to such Qualified Substitute Mortgage Loan or Loans, with any applicable exceptions noted thereon. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution are not part of the Trust and will be retained by the Originator. For the month of substitution, payments to Noteholders will reflect the collections and recoveries in respect of such Deleted Mortgage Loan in the Due Period preceding the month of substitution and the Originator shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. The Originator shall give or cause to be given written notice to the Indenture Trustee, who shall forward such notice to the Noteholders, that such substitution has taken place, shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Qualified Substitute Mortgage Loan or Loans and shall deliver a copy of such amended Mortgage Loan Schedule to the Indenture Trustee, the Servicer and the Custodian. Upon such substitution by the Originator such Qualified Substitute Mortgage Loan or Loans shall constitute part of the Mortgage Pool and shall be subject in all respects to the terms of this Agreement and the Assignment Agreement, including all applicable representations and warranties thereof included in the Assignment Agreement as of the date of substitution.
          (d) For any month in which the Originator substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Servicer will determine the amount (the “Substitution Adjustment”), if any, by which the aggregate Purchase Price of all such Deleted Mortgage Loans exceeds the aggregate, as to each such Qualified Substitute Mortgage Loan, of the Stated Principal Balance thereof as of the date of substitution, together with one month’s interest on such Stated Principal Balance at the applicable Mortgage Rate. On the date of such substitution, the Originator will deliver or cause to be delivered to the Servicer for deposit in the Collection Account an amount equal to the Substitution Adjustment, if any, and the Indenture Trustee, upon receipt of the related Qualified Substitute Mortgage Loan or Loans and certification by the Servicer of such deposit, shall release (or shall cause the Custodian to release) to the Originator the related Mortgage File or Files and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranty, as the Originator shall deliver to it and as shall be necessary to vest therein any Deleted Mortgage Loan released pursuant hereto.

          Section 2.04. Intentionally Omitted.
          Section 2.05. Representations, Warranties and Covenants of the Servicer.
          The Servicer hereby represents, warrants and covenants to the Issuer and for the benefit of the Indenture Trustee, as pledgee of the Mortgage Loans and the Noteholders, and to the Depositor, that as of the Closing Date or as of such date specifically provided herein:
          (i) The Servicer is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its formation and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in the states where the Mortgaged Property is located (or is otherwise exempt under applicable law from such qualification) if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer or to ensure the enforceability or validity of each Mortgage Loan; the Servicer has the power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) and all documents and instruments contemplated hereby which are executed and delivered by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement and all documents and instruments contemplated hereby which are executed and delivered by the Servicer, assuming due authorization, execution and delivery by the other parties hereto, evidences the valid, binding and enforceable obligation of the Servicer, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally; and all requisite corporate action has been taken by the Servicer to make this Agreement and all documents and instruments contemplated hereby which are executed and delivered by the Servicer valid and binding upon the Servicer in accordance with its terms;
          (ii) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer and will not result in the material breach of any term or provision of the certificate of formation or limited liability company agreement of the Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject;
          (iii) The execution and delivery of this Agreement by the Servicer and the performance and compliance with its obligations and covenants hereunder do not require the consent or approval of any governmental authority or, if such consent or approval is required, it has been obtained;
          (iv) [Reserved];
          (v) The Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;
          (vi) There is no action, suit, proceeding or investigation pending or, to its knowledge, threatened against the Servicer that, either individually or in the aggregate, (A) may result in any change in the business, operations, financial condition, properties or assets of the Servicer that might prohibit or materially and adversely affect the performance by such Servicer of its obligations under, or the validity or enforceability of, this Agreement, or (B) may result in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or (C) would draw into question the validity or enforceability of this Agreement or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or (D) would otherwise be likely to impair materially the ability of the Servicer to perform under the terms of this Agreement;

          (vii) Neither this Agreement nor any information, certificate of an officer, statement furnished in writing or report delivered to the Indenture Trustee by the Servicer in connection with the transactions contemplated hereby contains any untrue statement of a material fact;
          (viii) The Servicer will not waive any Prepayment Charge unless it is waived in accordance with the standard set forth in Section 3.01; and
          (ix) The Servicer has accurately and fully reported, and will continue to accurately and fully report on a monthly basis, its borrower credit files for the Mortgage Loans to each of the three national credit repositories in a timely manner.
          The foregoing representations and warranties shall survive any termination of the Servicer hereunder.
          It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.05 shall survive delivery of the Mortgage Files to the Indenture Trustee and shall inure to the benefit of the Indenture Trustee, the Depositor, the Noteholders and the Holders of the Certificates. Upon discovery by any of the Depositor, the Servicer or the Indenture Trustee of a breach of any of the foregoing representations, warranties and covenants which materially and adversely affects the value of any Mortgage Loan, Prepayment Charge or the interests therein of the Noteholders, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the Servicer and the Indenture Trustee. Notwithstanding the foregoing, within 90 days of the earlier of discovery by the Servicer or receipt of notice by the Servicer of the breach of the representation or covenant of the Servicer set forth in Section 2.05(viii) above which materially and adversely affects the interests of the Holders of the Owner Trust Certificates in any Prepayment Charge, the Servicer must pay the amount of such waived Prepayment Charge, for the benefit of the Holders of the Owner Trust Certificates, by depositing such amount into the Collection Account. The foregoing shall not, however, limit any remedies available to the Noteholders, the Holders of the Certificates, the Depositor or the Indenture Trustee on behalf of the Noteholders and, pursuant to the Master Agreement respecting a breach of the representations, warranties and covenants of the Originator.
          Section 2.06. Existence. The Issuer will keep in full effect its existence, rights and franchises as a statutory trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement.

ARTICLE III
ADMINISTRATION ANDSERVICING OF MORTGAGE LOANS
          Section 3.01. Servicer to Act as Servicer.
          The Servicer shall service and administer the Mortgage Loans on behalf of the Trust and in the best interests of and for the benefit of the Noteholders (as determined by the Servicer in its reasonable judgment) in accordance with the terms of this Agreement and the Mortgage Loans and, to the extent consistent with such terms, in the same manner in which it services and administers similar mortgage loans for its own portfolio, giving due consideration to customary and usual standards of practice of mortgage lenders and loan servicers administering similar mortgage loans but without regard to:
          (i) any relationship that the Servicer, any Sub-Servicer or any Affiliate of the Servicer or any Sub-Servicer may have with the related Mortgagor;
          (ii) the ownership or non-ownership of any Note by the Servicer or any Affiliate of the Servicer;
          (iii) the Servicer’s obligation to make Advances or Servicing Advances; or
          (iv) the Servicer’s or any Sub-Servicer’s right to receive compensation for its services hereunder or with respect to any particular transaction.
          To the extent consistent with the foregoing, the Servicer (a) shall seek to maximize the timely and complete recovery of principal and interest on the Mortgage Notes and (b) shall waive (or permit a Sub-Servicer to waive) a Prepayment Charge only under the following circumstances: (i) such waiver is standard and customary in servicing similar Mortgage Loans, (ii) such waiver relates to a default or a reasonably foreseeable default and would, in the reasonable judgment of the Servicer, maximize recovery of total proceeds taking into account the value of such Prepayment Charge and the related Mortgage Loan, (iii) the collection of such Prepayment Charge would be in violation of applicable laws or (iv) such waiver is in accordance with the Servicer’s internal policies. If a Prepayment Charge is waived as permitted by meeting the standard described in clause (iii) above, then the Servicer shall make commercially reasonable efforts to enforce the Indenture Trustee’s rights under the Master Agreement including the obligation of the Originator to pay the amount of such waived Prepayment Charge to the Servicer for deposit in the Collection Account for the benefit of the Holders of the Owner Trust Certificates. If the Servicer makes a good faith determination, as evidenced by an Officer’s Certificate delivered by the Servicer to the Indenture Trustee, that the Servicer’s efforts are not reasonably expected to be successful in enforcing such rights, it shall notify the Indenture Trustee of such failure, and the Indenture Trustee shall enforce the obligation of the Originator under the Master Agreement to pay to the Servicer the amount of such waived Prepayment Charge. If a Prepayment Charge is waived as permitted by meeting the standard described in clause (iv) above, then the Servicer shall deposit the amount of such waived Prepayment Charge in the Collection Account for the benefit of the Holders of the Owner Trust Certificates.
          Subject only to the above-described servicing standards and the terms of this Agreement and of the Mortgage Loans, the Servicer shall have full power and authority, acting alone or through Sub-Servicers as provided in Section 3.02, to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing, the Servicer, in the name of the Trust, is hereby authorized and empowered by the Indenture Trustee when the Servicer believes it appropriate in its best judgment in accordance with the Servicing Standard, to execute and deliver, on behalf of the Trust, the Issuer, the Noteholders and the Indenture Trustee, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans and the Mortgaged Properties and to institute foreclosure proceedings or obtain a deed-in-lieu of foreclosure so as to convert the ownership of such properties, and to hold or cause to be held title to such properties, on behalf of the Indenture Trustee and the Noteholders. The Servicer shall service and administer the Mortgage Loans in accordance with applicable state and federal law and shall provide to the Mortgagors any reports required to be provided to them thereby. The Servicer shall also comply in the performance of this Agreement with all reasonable rules and requirements of each insurer under any standard hazard insurance policy. Subject to Section 3.17, within five (5) days of the Closing Date, the Indenture Trustee shall execute and furnish to the Servicer and any Sub-Servicer any limited powers of attorney in the form of Exhibit F hereto and other documents necessary or appropriate to enable the Servicer or any Sub-Servicer to carry out their servicing and administrative duties hereunder; provided, such limited powers of attorney or other documents shall be prepared by the Servicer and submitted to the Indenture Trustee for execution. The Indenture Trustee shall not be liable for the actions by the Servicer or any Sub-Servicers under such powers of attorney and shall be indemnified by the Servicer (from its own funds without any right of reimbursement from the Collection Account), for any costs, liabilities or expenses incurred by the Indenture Trustee in connection with the use or misuse of such powers of attorney.
          The Servicer further is hereby authorized and empowered, on behalf of the Noteholders and the Indenture Trustee, in its own name or in the name of the Sub-Servicer, when the Servicer or the Sub-Servicer, as the case may be, believes it is appropriate in its best judgment to register any Mortgage Loan on the MERS® System, or cause the removal from the registration of any Mortgage Loan on the MERS® System, to execute and deliver, on behalf of the Indenture Trustee and the Noteholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Indenture Trustee and its successors and assigns. Any reasonable expenses incurred in connection with the actions described in the preceding sentence or as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS® System, shall be reimbursable to the Servicer by withdrawal from the Collection Account pursuant to Section 3.11.
          Subject to Section 3.09 hereof, in accordance with the standards of the preceding paragraph, the Servicer, on escrowed accounts, shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties, which advances shall be Servicing Advances reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.09, and further as provided in Section 3.11. Any cost incurred by the Servicer or by Sub-Servicers in effecting the payment of taxes and assessments on a Mortgaged Property shall not, for the purpose of calculating payments to Noteholders, be added to the unpaid Stated Principal Balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit.
          Notwithstanding anything in this Agreement to the contrary, the Servicer may not make any future advances with respect to a Mortgage Loan (except as provided in Section 4.01) and the Servicer shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Rate, reduce or increase the Stated Principal Balance (except for reductions resulting from actual payments of principal) or change the final maturity date on such Mortgage Loan, (unless, in any such case, as provided in Section 3.07, the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, reasonably foreseeable). In addition, neither the Servicer nor the Indenture Trustee shall, under any circumstance, be permitted to sell any Mortgage Loan (other than with respect to the exercise of an optional purchase pursuant to Section 3.16(c) hereof or an optional redemption pursuant to Section 8.07 of the Indenture).
          Section 3.02. Sub-Servicing Agreements Between Servicer and Sub-Servicers.
          (a) The Servicer may enter into Sub-Servicing Agreements with Sub-Servicers, which may be Affiliates of the Servicer, for the servicing and administration of the Mortgage Loans; provided, however, such sub-servicing arrangement and the terms of the related Sub-Servicing Agreement must provide for the servicing of the Mortgage Loans in a manner consistent with the servicing arrangement contemplated hereunder and in accordance with the Servicing Standard. The Indenture Trustee is hereby authorized to acknowledge, at the request of the Servicer, any Sub-Servicing Agreement. No such acknowledgment shall be deemed to imply that the Indenture Trustee has consented to any such Sub-Servicing Agreement, has passed upon whether such Sub-Servicing Agreement meets the requirements applicable to Sub-Servicing Agreements set forth in this Agreement or has passed upon whether such Sub-Servicing Agreement is otherwise permitted under this Agreement.
          Each Sub-Servicer shall be (i) authorized to transact business in the state or states where the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Sub-Servicer to perform its obligations hereunder and under the Sub-Servicing Agreement and (ii) a Freddie Mac or Fannie Mae approved mortgage servicer. Each Sub-Servicing Agreement must impose on the Sub-Servicer requirements conforming to the provisions set forth in Section 3.08 and provide for servicing of the Mortgage Loans consistent with the terms of this Agreement. The Servicer will examine each Sub-Servicing Agreement and will be familiar with the terms thereof. The terms of any Sub-Servicing Agreement will not be inconsistent with any of the provisions of this Agreement. Any variation in any Sub-Servicing Agreements from the provisions set forth in Section 3.08 relating to insurance or priority requirements of Sub-Servicing Accounts, or credits and charges to the Sub-Servicing Accounts or the timing and amount of remittances by the Sub-Servicers to the Servicer, are conclusively deemed to be inconsistent with this Agreement and therefore prohibited. The Servicer shall deliver to the Indenture Trustee copies of all Sub-Servicing Agreements, and any amendments or modifications thereof, promptly upon the Servicer’s execution and delivery of such instruments.
          (b) As part of its servicing activities hereunder, the Servicer, for the benefit of the Indenture Trustee and the Noteholders, shall enforce the obligations of each Sub-Servicer under the related Sub-Servicing Agreement, including, without limitation, any obligation to make advances in respect of delinquent payments as required by a Sub-Servicing Agreement. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Sub-Servicing Agreements, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement, to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans, or (ii) from a specific recovery of costs, expenses or attorneys’ fees against the party against whom such enforcement is directed.
          Section 3.03. Successor Sub-Servicers.
          The Servicer shall be entitled to terminate any Sub-Servicing Agreement and the rights and obligations of any Sub-Servicer pursuant to any Sub-Servicing Agreement in accordance with the terms and conditions of such Sub-Servicing Agreement. In the event of termination of any Sub-Servicer, all servicing obligations of such Sub-Servicer shall be assumed simultaneously by the Servicer without any act or deed on the part of such Sub-Servicer or the Servicer, and the Servicer either shall service directly the related Mortgage Loans or shall enter into a Sub-Servicing Agreement with a successor Sub-Servicer which qualifies under Section 3.02.
          Any Sub-Servicing Agreement shall include the provision that such agreement may be immediately terminated by the Servicer or the Indenture Trustee (if the Indenture Trustee is acting as Servicer) without fee, in accordance with the terms of this Agreement, in the event that the Servicer (or the Indenture Trustee, if such party is then acting as Servicer) shall, for any reason, no longer be the Servicer (including termination due to a Servicer Event of Termination).
          Section 3.04. Liability of the Servicer.
          Notwithstanding any Sub-Servicing Agreement or the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Sub-Servicer or reference to actions taken through a Sub-Servicer or otherwise, the Servicer shall remain obligated and primarily liable to the Indenture Trustee and the Noteholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Sub-Servicing Agreements or arrangements or by virtue of indemnification from the Sub-Servicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans. The Servicer shall be entitled to enter into any agreement with a Sub-Servicer for indemnification of the Servicer by such Sub-Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

          Section 3.05. No Contractual Relationship Between Sub-Servicers, the Indenture Trustee or the Noteholders.
          Any Sub-Servicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Sub-Servicer in its capacity as such shall be deemed to be between the Sub-Servicer and the Servicer alone, and the Indenture Trustee or Noteholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Sub-Servicer except as set forth in Section 3.06. The Servicer shall be solely liable for all fees owed by it to any Sub-Servicer, irrespective of whether the Servicer’s compensation pursuant to this Agreement is sufficient to pay such fees.
          Section 3.06. Assumption or Termination of Sub-Servicing Agreements by the Indenture Trustee.
          In the event the Servicer shall for any reason no longer be the servicer (including by reason of the occurrence of a Servicer Event of Termination), the Indenture Trustee, pursuant to its duties under Section 6.02, shall thereupon assume all of the rights and obligations of the Servicer under each Sub-Servicing Agreement that the Servicer may have entered into, unless the Indenture Trustee elects to terminate any Sub-Servicing Agreement in accordance with its terms as provided in Section 3.03. Upon such assumption, the Indenture Trustee (or the successor servicer appointed pursuant to Section 6.02) shall be deemed, subject to Section 3.03, to have assumed all of the departing Servicer’s interest therein and to have replaced the departing Servicer as a party to each Sub-Servicing Agreement to the same extent as if each Sub-Servicing Agreement had been assigned to the assuming party, except that (i) the departing Servicer shall not thereby be relieved of any liability or obligations under any Sub-Servicing Agreement that arose before it ceased to be the Servicer and (ii) neither the Indenture Trustee nor any successor Servicer shall be deemed to have assumed any liability or obligation of the Servicer that arose before it ceased to be the Servicer.
          The Servicer at its expense shall, upon request of the Indenture Trustee, deliver to the assuming party all documents and records relating to each Sub-Servicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by or on behalf of it, and otherwise use its best efforts to effect the orderly and efficient transfer of the Sub-Servicing Agreements to the assuming party. All Servicing Transfer Costs shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs, and if such predecessor Servicer defaults in its obligation to pay such costs, such costs shall be paid by the successor Servicer or the Indenture Trustee (in which case the successor Servicer or the Indenture Trustee, as applicable, shall be entitled to reimbursement therefor from the assets of the Trust).
          Section 3.07. Collection of Certain Mortgage Loan Payments.
          The Servicer shall make reasonable efforts, in accordance with the Servicing Standard, to collect all payments called for under the terms and provisions of the Mortgage Loans and the provisions of any applicable insurance policies provided to the Servicer. Consistent with the foregoing, the Servicer may in its discretion (i) waive any late payment charge or, if applicable, any penalty interest, or any provisions of any Mortgage Loan requiring the related Mortgagor to submit to mandatory arbitration with respect to disputes arising thereunder or (ii) extend the due dates for the Monthly Payments due on a Mortgage Note for a period of not greater than 180 days; provided, however, that any extension pursuant to clause (ii) above shall not affect the amortization schedule of any Mortgage Loan for purposes of any computation hereunder, except as provided below. In the event of any such arrangement pursuant to clause (ii) above, the Servicer shall make timely Advances on such Mortgage Loan during such extension pursuant to Section 4.01 and in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangement. Notwithstanding the foregoing, in the event that any Mortgage Loan is in default or, in the judgment of the Servicer, such default is reasonably foreseeable, the Servicer, consistent with the standards set forth in Section 3.01, may also waive, modify or vary any term of such Mortgage Loan (including modifications that would change the Mortgage Rate, forgive the payment of principal or interest or extend the final maturity date of such Mortgage Loan), accept payment from the related Mortgagor of an amount less than the Stated Principal Balance in final satisfaction of such Mortgage Loan, or consent to the postponement of strict compliance with any such term or otherwise grant indulgence to any Mortgagor (any and all such waivers, modifications, variances, forgiveness of principal or interest, postponements, or indulgences collectively referred to herein as “forbearance”). The Servicer’s analysis supporting any forbearance and the conclusion that any forbearance meets the standards of Section 3.01 shall be reflected in writing in the Mortgage File.
          Section 3.08. Sub-Servicing Accounts.
          In those cases where a Sub-Servicer is servicing a Mortgage Loan pursuant to a Sub- Servicing Agreement, the Sub-Servicer will be required to establish and maintain one or more accounts (collectively, the “Sub-Servicing Account”). The Sub-Servicing Account shall be an Eligible Account and shall comply with all requirements of this Agreement relating to the Collection Account. The Sub-Servicer shall deposit in the clearing account in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities on a daily basis, and in no event more than one Business Day after the Sub-Servicer’s receipt thereof, all proceeds of Mortgage Loans received by the Sub-Servicer less its servicing compensation to the extent permitted by the Sub-Servicing Agreement, and shall thereafter deposit such amounts in the Sub-Servicing Account, in no event more than two Business Days after the receipt of such amounts. The Sub-Servicer shall thereafter deposit such proceeds in the Collection Account or remit such proceeds to the Servicer for deposit in the Collection Account not later than two Business Days after the deposit of such amounts in the Sub-Servicing Account. For purposes of this Agreement, the Servicer shall be deemed to have received payments on the Mortgage Loans when the Sub-Servicer receives such payments.
          Section 3.09. Collection of Taxes, Assessments and Similar Items; Servicing Accounts.
          To the extent required by the related Mortgage Note, the Servicer shall establish and maintain, or cause to be established and maintained, one or more accounts (the “Escrow Accounts”), into which all Escrow Payments shall be deposited and retained. Escrow Accounts shall be Eligible Accounts. The Servicer shall deposit in the clearing account in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities, all Escrow Payments collected on account of the Mortgage Loans and shall deposit in the Escrow Accounts, in no event more than two Business Days after the receipt of such Escrow Payments, all Escrow Payments collected on account of the Mortgage Loans for the purpose of effecting the payment of any such items as required under the terms of this Agreement. Withdrawals of amounts from an Escrow Account may be made only to (i) effect payment of taxes, assessments, hazard insurance premiums, and comparable items in a manner and at a time that assures that the lien priority of the Mortgage is not jeopardized (or, with respect to the payment of taxes, in a manner and at a time that avoids the loss of the Mortgaged Property due to a tax sale or the foreclosure as a result of a tax lien); (ii) reimburse the Servicer (or a Sub-Servicer to the extent provided in the related Sub-Servicing Agreement) out of related collections for any Servicing Advances made pursuant to Section 3.01 (with respect to taxes and assessments) and Section 3.14 (with respect to hazard insurance); (iii) refund to Mortgagors any sums as may be determined to be overages; (iv) pay interest, if required and as described below, to Mortgagors on balances in the Escrow Account; or (v) clear and terminate the Escrow Account at the termination of the Servicer’s obligations and responsibilities in respect of the Mortgage Loans under this Agreement in accordance with Section 8.07 of the Indenture. In the event the Servicer shall deposit in a Escrow Account any amount not required to be deposited therein, it may at any time withdraw such amount from such Escrow Account, any provision herein to the contrary notwithstanding. The Servicer will be responsible for the administration of the Escrow Accounts and will be obligated to make Servicing Advances to such accounts when and as necessary to avoid the lapse of insurance coverage on the Mortgaged Property, or which the Servicer knows, or in the exercise of the required standard of care of the Servicer hereunder should know, is necessary to avoid the loss of the Mortgaged Property due to a tax sale or the foreclosure as a result of a tax lien. If any such payment has not been made and the Servicer receives notice of a tax lien with respect to the Mortgage being imposed, the Servicer will, within 10 Business Days of receipt of such notice, advance or cause to be advanced funds necessary to discharge such lien on the Mortgaged Property. As part of its servicing duties, the Servicer or any Sub-Servicers shall pay to the Mortgagors interest on funds in the Escrow Accounts, to the extent required by law and, to the extent that interest earned on funds in the Escrow Accounts is insufficient, to pay such interest from its or their own funds, without any reimbursement therefor. The Servicer may pay to itself any excess interest on funds in the Escrow Accounts, to the extent such action is in conformity with the Servicing Standard, is permitted by law and such amounts are not required to be paid to Mortgagors or used for any of the other purposes set forth above.
          Section 3.10. Collection Account and Payment Account.

          (a) On behalf of the Trust, the Servicer shall establish and maintain, or cause to be established and maintained, one or more accounts (such account or accounts, the “Collection Account”), held in trust for the benefit of the Trust, the Indenture Trustee and the Noteholders. On behalf of the Trust, the Servicer shall deposit or cause to be deposited in the Collection Account, in no event more than two Business Days after the Servicer’s receipt thereof, as and when received or as otherwise required hereunder, the following payments and collections received or made by it subsequent to the Cut-off Date (other than in respect of principal or interest on the Mortgage Loans due on or before the Cut-off Date) or payments (other than Principal Prepayments) received by it on or prior to the Cut-off Date but allocable to a Due Period subsequent thereto:
          (i) all payments on account of principal, including Principal Prepayments (but not Prepayment Charges), on the Mortgage Loans;
          (ii) all payments on account of interest (net of the Servicing Fee) on each Mortgage Loan;
          (iii) all Insurance Proceeds, Liquidation Proceeds, Subsequent Recoveries and condemnation proceeds (other than proceeds collected in respect of any particular REO Property and amounts paid in connection with the redemption of the Notes pursuant to Section 8.07 of the Indenture) and Subsequent Recoveries;
          (iv) any amounts required to be deposited pursuant to Section 3.12 in connection with any losses realized on Permitted Investments with respect to funds held in the Collection Account;
          (v) any amounts required to be deposited by the Servicer pursuant to the second paragraph of Section 3.14(a) in respect of any blanket policy deductibles;
          (vi) all proceeds of any Mortgage Loan repurchased or purchased in accordance with Section 2.03, Section 3.16(c) or Section 8.07 of the Indenture;
          (vii) all amounts required to be deposited in connection with Substitution Adjustments pursuant to Section 2.03; and
          (viii) all Prepayment Charges collected by the Servicer in connection with the Principal Prepayment of any of the Mortgage Loans.
          The foregoing requirements for deposit in the Collection Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of Servicing Fees, late payment charges, Prepayment Interest Excess, assumption fees, insufficient funds charges and ancillary income (other than Prepayment Charges) need not be deposited by the Servicer in the Collection Account and may be retained by the Servicer as additional compensation. In the event the Servicer shall deposit in the Collection Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding.
          (b) On behalf of the Trust, the Servicer shall deliver to the Indenture Trustee in immediately available funds for deposit in the Payment Account on or before 4:00 p.m. New York time on the Servicer Remittance Date, that portion of the Available Funds (calculated without regard to the references in the definition thereof to amounts that may be withdrawn from the Payment Account) for the related Payment Date then on deposit in the Collection Account, the amount of all Prepayment Charges collected during the applicable Prepayment Period by the Servicer in connection with the Principal Prepayment of any of the Mortgage Loans then on deposit in the Collection Account, the amount of any funds reimbursable to an Advancing Person pursuant to Section 3.29 (unless such amounts are to be remitted in another manner as specified in the documentation establishing the related Advance Facility).

          (c) Funds in the Collection Account may be invested in Permitted Investments in accordance with the provisions set forth in Section 3.12. The Servicer shall give notice to the Indenture Trustee of the location of the Collection Account maintained by it when established and prior to any change thereof. The Indenture Trustee shall give notice to the Servicer, the Sponsor and the Depositor of the location of the Payment Account when established and prior to any change thereof.
          (d) Funds held in the Collection Account at any time may be delivered by the Servicer to the Indenture Trustee for deposit in an account (which may be the Payment Account and must satisfy the standards for the Payment Account as set forth in the definition thereof) and for all purposes of this Agreement shall be deemed to be a part of the Collection Account; provided, however, that the Indenture Trustee shall have the sole authority to withdraw any funds held pursuant to this subsection (d). In the event the Servicer shall deliver to the Indenture Trustee for deposit in the Payment Account any amount not required to be deposited therein, it may at any time request that the Indenture Trustee withdraw such amount from the Payment Account and remit to it any such amount, any provision herein to the contrary notwithstanding. In addition, the Servicer, with respect to items (i) through (iv) below, shall deliver to the Indenture Trustee from time to time for deposit, and the Indenture Trustee, with respect to items (i) through (iv) below, shall so deposit, in the Payment Account:
          (i) any Advances, as required pursuant to Section 4.01;
          (ii) any amounts required to be deposited pursuant to Section 3.23(d) or (f) in connection with any REO Property;
          (iii) any Compensating Interest to be deposited pursuant to Section 3.24 in connection with any Prepayment Interest Shortfall; and
          (iv) any amounts required to be paid to the Indenture Trustee pursuant to the Agreement, including, but not limited to Section 3.06 and Section 6.02.
          Section 3.11. Withdrawals from the Collection Account and Payment Account.
          (a) The Servicer shall, from time to time, make withdrawals from the Collection Account for any of the following purposes or as described in Section 4.01:
          (i) to remit to the Indenture Trustee for deposit in the Payment Account the amounts required to be so remitted pursuant to Section 3.10(b) or permitted to be so remitted pursuant to the first sentence of Section 3.10(d);
          (ii) subject to Section 3.16(d), to reimburse the Servicer for (a) any unreimbursed Advances to the extent of amounts received which represent Late Collections (net of the related Servicing Fees), Liquidation Proceeds, Insurance Proceeds and Subsequent Recoveries on Mortgage Loans or REO Properties with respect to which such Advances were made in accordance with the provisions of Section 4.01; or (b) without limiting any right of withdrawal set forth in clause (vi) below, any unreimbursed Advances that, upon a Final Recovery Determination with respect to such Mortgage Loan, are Nonrecoverable Advances, but only to the extent that Late Collections (net of the related Servicing Fees), Liquidation Proceeds and Insurance Proceeds received with respect to such Mortgage Loan are insufficient to reimburse the Servicer for such unreimbursed Advances;
          (iii) subject to Section 3.16(d), to pay the Servicer or any Sub-Servicer (a) any unpaid Servicing Fees, (b) any unreimbursed Servicing Advances with respect to each Mortgage Loan, but only to the extent of any Late Collections, Liquidation Proceeds and Insurance Proceeds received with respect to such Mortgage Loan or REO Property, and (c) without limiting any right of withdrawal set forth in clause (vi) below, any Servicing Advances made with respect to a Mortgage Loan that, upon a Final Recovery Determination with respect to such

          Mortgage Loan are Nonrecoverable Advances, but only to the extent that Late Collections, Liquidation Proceeds and Insurance Proceeds received with respect to such Mortgage Loan are insufficient to reimburse the Servicer or any Sub-Servicer for Servicing Advances;
          (iv) to pay to the Servicer as additional servicing compensation (in addition to the Servicing Fee) on the Servicer Remittance Date any interest or investment income earned on funds deposited in the Collection Account;
          (v) to pay itself or the Seller with respect to each Mortgage Loan that has previously been purchased or replaced pursuant to Section 2.03 or Section 3.16(c) all amounts received thereon subsequent to the date of purchase or substitution, as the case may be;
          (vi) to reimburse the Servicer for any Advance or Servicing Advance previously made which the Servicer has determined to be a Nonrecoverable Advance in accordance with the provisions of Section 4.01;
          (vii) to pay, or to reimburse the Servicer for Servicing Advances in respect of, expenses incurred in connection with any Mortgage Loan pursuant to Section 3.16(b);
          (viii) to reimburse the Servicer for expenses incurred by or reimbursable to the Servicer pursuant to Section 5.03;
          (ix) to pay itself any Prepayment Interest Excess; and
          (x) to clear and terminate the Collection Account.
          The foregoing requirements for withdrawal from the Collection Account shall be exclusive. In the event the Servicer shall deposit in the Collection Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding.
          The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Collection Account, to the extent held by or on behalf of it, pursuant to subclauses (ii), (iii), (iv), (v), (vi) and (vii) above. The Servicer shall provide written notification to the Indenture Trustee, on or prior to the next succeeding Servicer Remittance Date, upon making any withdrawals from the Collection Account pursuant to subclause (vi) above; provided that an Officers’ Certificate in the form described under Section 4.01(d) shall suffice for such written notification to the Indenture Trustee in respect hereof.
          (b) The Indenture Trustee shall, from time to time, make withdrawals from the Payment Account, for any of the following purposes, without priority:
          (i) to make payments in accordance with Section 3.05 of the Indenture;
          (ii) to pay and reimburse itself and the Owner Trustee amounts to which it or the Owner Trustee is entitled pursuant to Section 6.07 of the Indenture;
          (iii) to clear and terminate the Payment Account pursuant to Section 8.07 of the Indenture;
          (iv) to pay any amounts required to be paid to the Indenture Trustee pursuant to this Agreement, including but not limited to funds required to be paid pursuant to Section 2.01, Section 3.06 and Section 6.02 and Section 3.05 and Section 6.07 of the Indenture; and

          (v) to pay to an Advancing Person reimbursements for Advances and/or Servicing Advances pursuant to Section 3.29.
          Section 3.12. Investment of Funds in the Collection Account and the Payment Account.
          (a) The Servicer may direct any depository institution maintaining the Collection Account and any REO Account to invest the funds on deposit in such accounts (each such account, for the purposes of this Section 3.12, an “Investment Account”). All investments pursuant to this Section 3.12 shall be in one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand, (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if a Person other than the Indenture Trustee is the obligor thereon or if such investment is managed or advised by a Person other than the Indenture Trustee or an Affiliate of the Indenture Trustee, and (ii) no later than the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if the Indenture Trustee is the obligor thereon or if such investment is managed or advised by the Indenture Trustee or any Affiliate or if the Indenture Trustee or any Affiliate of the Indenture Trustee is the Custodian, sub-custodian or administrator. All such Permitted Investments shall be held to maturity, unless payable on demand. Any investment of funds in an Investment Account shall be made in the name of the Indenture Trustee (in its capacity as such), or in the name of a nominee of the Indenture Trustee. The Indenture Trustee shall be entitled to sole possession (except with respect to investment direction of funds held in the Collection Account and any REO Account, and any income and gain realized thereon) over each such investment, and any certificate or other instrument evidencing any such investment shall be delivered directly to the Indenture Trustee or its agent, together with any document of transfer necessary to transfer title to such investment to the Indenture Trustee or its nominee. In the event amounts on deposit in an Investment Account are at any time invested in a Permitted Investment payable on demand, the Indenture Trustee shall:
     (x) consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and
     (y) demand payment of all amounts due thereunder promptly upon determination by a Responsible Officer of the Indenture Trustee that such Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in the Investment Account.
          (b) All income and gain realized from the investment of funds deposited in the Collection Account and any REO Account held by or on behalf of the Servicer shall be for the benefit of the Servicer and shall be subject to its withdrawal in accordance with Section 3.11 or Section 3.23, as applicable. The Servicer shall deposit in the Collection Account or any REO Account, as applicable, the amount of any loss of principal incurred in respect of any such Permitted Investment made with funds in such Account immediately upon realization of such loss.
          (c) Funds on deposit in the Payment Account shall be held uninvested.
          (d) Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment, the Indenture Trustee may and, upon the request of the Holders of the 50% of the aggregate Note Balance of the Notes, shall take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings.
          Section 3.13. [Reserved].
          Section 3.14. Maintenance of Hazard Insurance and Errors and Omissions and Fidelity Coverage.

          (a) The Servicer shall cause to be maintained for each Mortgage Loan hazard insurance with extended coverage on the Mortgaged Property in an amount which is at least equal to the lesser of (i) the current Principal Balance of such Mortgage Loan and (ii) the amount necessary to fully compensate for any damage or loss to the improvements that are a part of such property on a replacement cost basis, in each case in an amount not less than such amount as is necessary to avoid the application of any coinsurance clause contained in the related hazard insurance policy. The Servicer shall also cause to be maintained hazard insurance with extended coverage on each REO Property in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements which are a part of such property and (ii) the outstanding Principal Balance of the related Mortgage Loan at the time it became an REO Property. The Servicer will comply in the performance of this Agreement with all reasonable rules and requirements of each insurer under any such hazard policies. Any amounts to be collected by the Servicer under any such policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or amounts to be released to the Mortgagor in accordance with the procedures that the Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note) shall be deposited in the Collection Account, subject to withdrawal pursuant to Section 3.11, if received in respect of a Mortgage Loan, or in the REO Account, subject to withdrawal pursuant to Section 3.23, if received in respect of an REO Property. Any cost incurred by the Servicer in maintaining any such insurance shall not, for the purpose of calculating payments to Noteholders, be added to the unpaid Principal Balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Mortgaged Property or REO Property is at any time in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards and flood insurance has been made available, the Servicer will cause to be maintained a flood insurance policy in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the unpaid Principal Balance of the related Mortgage Loan and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).
          In the event that the Servicer shall obtain and maintain a blanket policy insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first two sentences of this Section 3.14, it being understood and agreed that such policy may contain a deductible clause on terms substantially equivalent to those commercially available and maintained by competent servicers, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with the first two sentences of this Section 3.14, and there shall have been one or more losses which would have been covered by such policy, deposit to the Collection Account from its own funds the amount not otherwise payable under the blanket policy because of such deductible clause. In connection with its activities as servicer of the Mortgage Loans, the Servicer agrees to prepare and present, on behalf of itself, the Depositor, the Indenture Trustee and Noteholders, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy.
          (b) The Servicer shall keep in force during the term of this Agreement a policy or policies of insurance covering errors and omissions for failure in the performance of the Servicer’s obligations under this Agreement, which policy or policies shall be in such form and amount that would meet the requirements of Fannie Mae or Freddie Mac if it were the purchaser of the Mortgage Loans, unless the Servicer has obtained a waiver of such requirements from Fannie Mae or Freddie Mac. The Servicer shall also maintain a fidelity bond in the form and amount that would meet the requirements of Fannie Mae or Freddie Mac, unless the Servicer has obtained a waiver of such requirements from Fannie Mae or Freddie Mac. The Servicer shall be deemed to have complied with this provision if an Affiliate of the Servicer has such errors and omissions and fidelity bond coverage and, by the terms of such insurance policy or fidelity bond, the coverage afforded thereunder extends to the Servicer. Any such errors and omissions policy and fidelity bond shall by its terms not be cancelable without thirty days’ prior written notice to the Indenture Trustee. The Servicer shall also cause each Sub-Servicer to maintain a policy of insurance covering errors and omissions and a fidelity bond which would meet such requirements.
          Section 3.15. Enforcement of Due-On-Sale Clauses; Assumption Agreements.
          The Servicer will, to the extent it has knowledge of any conveyance or prospective conveyance of any Mortgaged Property by any Mortgagor (whether by absolute conveyance or by contract of sale, and whether or not the

          Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under the “due-on-sale” clause, if any, applicable thereto; provided, however, that the Servicer shall not be required to take such action if in its sole business judgment the Servicer believes it is not in the best interests of the Trust and shall not exercise any such rights if prohibited by law from doing so. If the Servicer reasonably believes it is unable under applicable law to enforce such “due-on-sale” clause, or if any of the other conditions set forth in the proviso to the preceding sentence apply, the Servicer will enter into an assumption and modification agreement from or with the person to whom such property has been conveyed or is proposed to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon. The Servicer is also authorized, to the extent permitted under the related Mortgage Note, to enter into a substitution of liability agreement with such person, pursuant to which the original Mortgagor is released from liability and such person is substituted as the Mortgagor and becomes liable under the Mortgage Note, provided that no such substitution shall be effective unless such person satisfies the current underwriting criteria of the Servicer for a mortgage loan similar to the related Mortgage Loan. In connection with any assumption, modification or substitution, the Servicer shall apply such underwriting standards and follow such practices and procedures as shall be normal and usual in its general mortgage servicing activities and as it applies to other mortgage loans owned solely by it. The Servicer shall not take or enter into any assumption and modification agreement, however, unless (to the extent practicable in the circumstances) it shall have received confirmation, in writing, of the continued effectiveness of any applicable hazard insurance policy. Any fee collected by the Servicer in respect of an assumption, modification or substitution of liability agreement shall be retained by the Servicer as additional servicing compensation. In connection with any such assumption, no material term of the Mortgage Note (including but not limited to the related Mortgage Rate and the amount of the Monthly Payment) may be amended or modified, except as otherwise required pursuant to the terms thereof. The Servicer shall notify the Indenture Trustee that any such substitution, modification or assumption agreement has been completed by forwarding to the Indenture Trustee the executed original of such substitution, modification or assumption agreement, which document shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof.
          Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or by the terms of the Mortgage Note or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever. For purposes of this Section 3.15, the term “assumption” is deemed to also include a sale (of the Mortgaged Property) subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.
          Section 3.16. Realization Upon Defaulted Mortgage Loans.
          (a) The Servicer shall use its reasonable efforts, consistent with the Servicing Standard, to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. Title to any such property shall be taken in the name of the Indenture Trustee or its nominee on behalf of the Noteholders or in the name of the Servicer in accordance with the Servicer’s customary servicing practices and held for the benefit of the Trust, subject to applicable law. The Servicer shall be responsible for all costs and expenses incurred by it in any such proceedings; provided, however, that such costs and expenses will be recoverable as Servicing Advances by the Servicer as contemplated in Section 3.11(a) and Section 3.23. The foregoing is subject to the provision that, in any case in which a Mortgaged Property shall have suffered damage from an Uninsured Cause, the Servicer shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its discretion that such restoration will increase the proceeds of liquidation of the related Mortgage Loan after reimbursement to itself for such expenses.
          (b) Notwithstanding the foregoing provisions of this Section 3.16 or any other provision of this Agreement, with respect to any Mortgage Loan as to which the Servicer has received actual notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the related Mortgaged Property, the Servicer shall not, on behalf of the Indenture Trustee, either (i) obtain title to such Mortgaged Property as a result of or in lieu of foreclosure or otherwise, or (ii) otherwise acquire possession of, or take any other action with respect to, such Mortgaged Property, if, as a result of any such action, the Indenture Trustee, the Trust or the Noteholders would be considered to hold title to, to be a

          “mortgagee-in-possession” of, or to be an “owner” or “operator” of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any comparable law, unless the Servicer has also previously determined, based on its reasonable judgment and a report prepared by a Person who regularly conducts environmental audits using customary industry standards, that:
          (i) such Mortgaged Property is in compliance with applicable environmental laws or, if not, that it would be in the best economic interest of the Trust to take such actions as are necessary to bring the Mortgaged Property into compliance therewith; and
          (ii) there are no circumstances present at such Mortgaged Property relating to the use, management or disposal of any hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation, or that if any such materials are present for which such action could be required, that it would be in the best economic interest of the Trust to take such actions with respect to the affected Mortgaged Property.
          The cost of the environmental audit report contemplated by this Section 3.16 shall be advanced by the Servicer, subject to the Servicer’s right to be reimbursed therefor from the Collection Account as provided in Section 3.11(a) (vii), such right of reimbursement being prior to the rights of Noteholders to receive any amount in the Collection Account received in respect of the affected Mortgage Loan or other Mortgage Loans.
          If the Servicer determines, as described above, that it is in the best economic interest of the Trust to take such actions as are necessary to bring any such Mortgaged Property into compliance with applicable environmental laws, or to take such action with respect to the containment, clean-up or remediation of hazardous substances, hazardous materials, hazardous wastes or petroleum-based materials affecting any such Mortgaged Property, then the Servicer shall take such action as it deems to be in the best economic interest of the Trust; provided that any amounts disbursed by the Servicer pursuant to this Section 3.16(b) shall constitute Servicing Advances, subject to Section 4.01(d). The cost of any such compliance, containment, clean-up or remediation shall be advanced by the Servicer, subject to the Servicer’s right to be reimbursed therefor from the Collection Account as provided in Section 3.11(a)(vii), such right of reimbursement being prior to the rights of Noteholders to receive any amount in the Collection Account received in respect of the affected Mortgage Loan or other Mortgage Loans.
          (c) The Servicer may at its option, on behalf of the Issuer, purchase a Mortgage Loan which has become 90 or more days delinquent or for which the Servicer has accepted a deed in lieu of foreclosure. Prior to purchase pursuant to this Section 3.16(c), the Servicer shall be required to continue to make Advances pursuant to Section 4.01. The Servicer shall not use any procedure in selecting Mortgage Loans to be repurchased which is materially adverse to the interests of the Noteholders. The Servicer shall purchase such delinquent Mortgage Loan at a price equal to the Purchase Price of such Mortgage Loan. Any such purchase of a Mortgage Loan pursuant to this Section 3.16(c) shall be accomplished by deposit in the Collection Account of the amount of the Purchase Price. Upon the satisfaction of the requirements set forth in Section 3.17(a), the Indenture Trustee shall promptly deliver the Mortgage File and any related documentation to the Servicer and will execute such documents provided to it as are necessary to convey the Mortgage Loan to the Servicer without recourse, representation or warranty.
          (d) Proceeds received in connection with any Final Recovery Determination, as well as any recovery resulting from a partial collection of Insurance Proceeds, Liquidation Proceeds or condemnation proceeds, in respect of any Mortgage Loan, will be applied in the following order of priority: first, to unpaid Servicing Fees; second, to reimburse the Servicer or any Sub-Servicer for any related unreimbursed Servicing Advances pursuant to Section 3.11(a)(iii) and Advances pursuant to Section 3.11(a)(ii); third, to accrued and unpaid interest on the Mortgage Loan, to the date of the Final Recovery Determination, or to the Due Date prior to the Payment Date on which such amounts are to be paid if not in connection with a Final Recovery Determination; and fourth, as a recovery of principal of the Mortgage Loan. The portion of the recovery so allocated to unpaid Servicing Fees shall be reimbursed to the Servicer or any Sub-Servicer pursuant to Section 3.11(a)(iii).

          Section 3.17. Indenture Trustee to Cooperate; Release of Mortgage Files.
          (a) Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full shall be escrowed in a manner customary for such purposes, the Servicer shall immediately notify or cause to be notified the Indenture Trustee by a certification and shall deliver to the Indenture Trustee, in written or electronic format, which format is acceptable to the Custodian, two executed copies of a Request for Release in the form of Exhibit C hereto (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Collection Account pursuant to Section 3.10 have been or will be so deposited) signed by a Servicing Officer (or in a mutually agreeable electronic format that will, in lieu of a signature on its face, originate from a Servicing Officer) and shall request delivery to it of the Mortgage File. Upon receipt of such certification and request, the Indenture Trustee shall, within three Business Days, release and send by overnight mail, at the expense of the Servicer or the related Mortgagor, the related Mortgage File to the Servicer. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Collection Account or the Payment Account.
          (b) From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any insurance policy relating to the Mortgage Loans, the Indenture Trustee shall, upon any request made by or on behalf of the Servicer and delivery to the Indenture Trustee of two executed copies of a written Request for Release in the form of Exhibit C hereto signed by a Servicing Officer (or in a mutually agreeable electronic format that will, in lieu of a signature on its face, originate from a Servicing Officer), release the related Mortgage File to the Servicer within three Business Days, and the Indenture Trustee shall, at the direction of the Servicer, execute such documents provided to it by the Servicer as shall be necessary to the prosecution of any such proceedings. Such Request for Release shall obligate the Servicer to return each and every document previously requested from the Mortgage File to the Indenture Trustee when the need therefor by the Servicer no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Collection Account or the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Servicer has delivered, or caused to be delivered, to the Indenture Trustee an additional Request for Release certifying as to such liquidation or action or proceedings. Upon the request of the Indenture Trustee, the Servicer shall provide notice to the Indenture Trustee of the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a Request for Release, in written (with two executed copies) or electronic format, from a Servicing Officer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation that are required to be deposited into the Collection Account have been so deposited, or that such Mortgage Loan has become an REO Property, such Mortgage Loan shall be released by the Indenture Trustee to the Servicer or its designee within three Business Days.
          (c) Upon written certification of a Servicing Officer, the Indenture Trustee shall execute and deliver to the Servicer or the Sub-Servicer, as the case may be, copies of any court pleadings, requests for Indenture Trustee’s sale or other documents necessary to the foreclosure or Indenture Trustee’s sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Each such certification shall include a request that such pleadings or documents be executed by the Indenture Trustee and a statement as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Indenture Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or Indenture Trustee’s sale.
          Section 3.18. Servicing Compensation.
          As compensation for its activities hereunder, the Servicer shall be entitled to the Servicing Fee with respect to each Mortgage Loan payable solely from payments of interest in respect of such Mortgage Loan, subject to Section 3.24. In addition, the Servicer shall be entitled to recover unpaid Servicing Fees out of Insurance Proceeds, Liquidation Proceeds, Subsequent Recoveries or condemnation proceeds to the extent permitted by Section 3.11(a)(iii) and out of amounts derived from the operation and sale of an REO Property to the extent permitted by Section 3.23. Except as provided in Section 3.29, the right to receive the Servicing Fee may not be transferred in whole or in part except in connection with the transfer of all of the Servicer’s responsibilities and obligations under this Agreement; provided, however, that the Servicer may pay from the Servicing Fee any amounts due to a Sub-Servicer pursuant to a Sub-Servicing Agreement entered into under Section 3.02.
          Additional servicing compensation in the form of assumption fees, late payment charges, insufficient funds charges or ancillary income (other than Prepayment Charges) shall be retained by the Servicer only to the extent such fees or charges are received by the Servicer. The Servicer shall also be entitled pursuant to Section 3.11(a)(iv) to withdraw from the Collection Account and pursuant to Section 3.23(b) to withdraw from any REO Account, as additional servicing compensation, interest or other income earned on deposits therein, subject to Section 3.12 and Section 3.24. The Servicer shall also be entitled to receive Prepayment Interest Excess pursuant to Section 3.10 and 3.11 as additional servicing compensation. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including premiums for the insurance required by Section 3.14, to the extent such premiums are not paid by the related Mortgagors or by a Sub-Servicer, and servicing compensation of each Sub-Servicer) and shall not be entitled to reimbursement therefor except as specifically provided herein.
          The Servicer shall be entitled to any Prepayment Interest Excess, which it may withdraw from the Collection Account pursuant to Section 3.11(a)(ix).
          Section 3.19. Reports to the Indenture Trustee and Others; Collection Account Statements.
          On each Servicer Remittance Date, the Servicer shall forward to the Indenture Trustee, the Sponsor and the Depositor an account statement evidencing the status of the collection account reflecting activity in the previous month and an Officer’s Certificates shall accompany such account statement certifying that the information contained in such account statement is true and correct.
          Section 3.20. Statement as to Compliance.
          The Servicer will deliver to the Indenture Trustee, not later than March 15th of each calendar year beginning in 2007, an Officers’ Certificate (an “Annual Statement of Compliance”) stating, as to each signatory thereof, that (i) a review of the activities of the Servicer during the preceding calendar year and of performance under this Agreement has been made under such officers’ supervision and (ii) to the best of such officers’ knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement in all material respects throughout such year, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status of cure provisions thereof. Such Annual Statement of Compliance shall contain no restrictions or limitations on its use. The Servicer shall deliver a similar Annual Statement of Compliance by any Sub-Servicer to which the Servicer has delegated any servicing responsibilities with respect to the Mortgage Loans, to the Indenture Trustee as described above as and when required with respect to the Servicer.
          If the Servicer cannot deliver the related Annual Statement of Compliance by March 15th of such year, the Indenture Trustee (with the consent of the Depositor), may permit a cure period for the Servicer to deliver such Annual Statement of Compliance, but in no event later than March 20th of such year or if March 20th is not a Business Day, the preceding Business Day.
          Failure of the Servicer to timely comply with this Section 3.20 (taking into account the cure period if permitted as set forth in the preceding paragraph) shall be deemed a Servicer Event of Termination, and the Indenture Trustee shall, at the direction of the Depositor (who shall simultaneously notify the Indenture Trustee of the identity of the successor servicer which shall be an entity other than the Indenture Trustee, who shall meet any requirements hereunder or under any other Basic Document and who shall have consented to its appointment as successor servicer hereunder), in addition to whatever rights the Indenture Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice immediately terminate all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Servicer for the same (other than as provided herein with respect to unreimbursed Advances or Servicing Advances or accrued and unpaid Servicing Fees). This paragraph shall supersede any other provision in this Agreement or any other agreement to the contrary.
          The Servicer shall indemnify and hold harmless the Depositor and the Indenture Trustee, as applicable and their respective officers, directors and Affiliates from and against any actual losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses that such Person may sustain based upon a breach of the Servicer’s obligations under this Section 3.20.
          Section 3.21. Assessments of Compliance and Attestation Reports.
          Pursuant to Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB, the Servicer shall deliver to the Indenture Trustee on or before March 15th of each calendar year beginning in 2007, a report regarding the Servicer’s assessment of compliance (an “Assessment of Compliance”) with the applicable Servicing Criteria (as set forth in Exhibit H) during the preceding calendar year. The Assessment of Compliance must contain the following:
          (i) A statement by such officer of its responsibility for assessing compliance with the Servicing Criteria applicable to the Servicer;
          (ii) A statement by such officer that such officer used the Servicing Criteria, and which will also be attached to the Assessment of Compliance, to assess compliance with the Servicing Criteria applicable to the Servicer;
          (iii) An assessment by such officer of the Servicer’s compliance with the applicable Servicing Criteria for the period consisting of the preceding calendar year, including disclosure of any material instance of noncompliance with respect thereto during such period, which assessment shall be based on the activities it performs with respect to asset-backed securities transactions taken as a whole involving the Servicer, that are backed by the same asset type as the Mortgage Loans;
          (iv) A statement that a registered public accounting firm has issued an attestation report on the Servicer’s Assessment of Compliance for the period consisting of the preceding calendar year; and
          (v) A statement as to which of the Servicing Criteria, if any, are not applicable to the Servicer, which statement shall be based on the activities it performs with respect to asset-backed securities transactions taken as a whole involving the Servicer, that are backed by the same asset type as the Mortgage Loans.
          Such report at a minimum shall address each of the Servicing Criteria specified on Exhibit H hereto which are indicated as applicable to the Servicer.
          On or before March 15th of each calendar year beginning in 2007, the Servicer shall furnish to the Indenture Trustee a report (an “Attestation Report”) by a registered public accounting firm that attests to, and reports on, the Assessment of Compliance made by the Servicer, as required by Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122(b) of Regulation AB, which Attestation Report must be made in accordance with standards for attestation reports issued or adopted by the Public Company Accounting Oversight Board.
          The Servicer shall cause any Sub-Servicer, and each subcontractor determined by the Servicer to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, to deliver to the Indenture Trustee and the Depositor an Assessment of Compliance and Attestation Report as and when provided above.
          Such Assessment of Compliance, as to any Sub-Servicer, shall address each of the Servicing Criteria applicable to the Sub-Servicer. Notwithstanding the foregoing, as to any subcontractor determined by the Servicer to be “participating in the servicing function,” an Assessment of Compliance is not required to be delivered unless it is required as part of a Form 10-K with respect to the Trust.
          If the Servicer cannot deliver any Assessment of Compliance or Attestation Report by March 15th of such year, the Indenture Trustee (with the consent of the Depositor), may permit a cure period for the Servicer to deliver such Assessment of Compliance or Attestation Report, but in no event later than March 20th of such year or if March 20th is not a Business Day, the preceding Business Day.
          Failure of the Servicer to timely comply with this Section 3.21 (taking into account the cure period if permitted as set forth in the preceding paragraph) shall be deemed a Servicer Event of Termination, and the Indenture Trustee shall, at the direction of the Depositor (who shall simultaneously notify the Indenture Trustee of the identity of the successor servicer which shall be an entity other than the Indenture Trustee, who shall meet any requirements hereunder or under any other Basic Document and who shall have consented to its appointment as successor servicer hereunder), in addition to whatever rights the Indenture Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice immediately terminate all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Servicer for the same (other than as provided herein with respect to unreimbursed Advances or Servicing Advances or accrued and unpaid Servicing Fees). This paragraph shall supercede any other provision in this Agreement or any other agreement to the contrary.
          The Indenture Trustee shall also provide an Assessment of Compliance and Attestation Report, as and when provided above, which shall at a minimum address each of the Servicing Criteria specified on Exhibit H hereto which are indicated as applicable to the “indenture trustee”. Notwithstanding the foregoing, as to the Indenture Trustee, neither an Assessment of Compliance nor an Attestation Report is required to be delivered unless it is required as part of a Form 10-K with respect to the Trust.
          The Servicer shall indemnify and hold harmless the Depositor and the Indenture Trustee and their respective officers, directors and Affiliates against and from any actual losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses that such Person may sustain based upon a breach of the Servicer’s obligations under this Section 3.21.
          Section 3.22. Access to Certain Documentation; Filing of Reports by Indenture Trustee.
          The Servicer shall provide to the Office of Thrift Supervision, the FDIC, and any other federal or state banking or insurance regulatory authority that may exercise authority over any Noteholder, access to the documentation regarding the Mortgage Loans required by applicable laws and regulations. Such access shall be afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Servicer designated by it. In addition, access to the documentation regarding the Mortgage Loans will be provided to any Noteholder, the Indenture Trustee, the Owner Trustee and to any Person identified to the Servicer as a prospective transferee of a Note, upon reasonable request during normal business hours at the offices of the Servicer designated by it, at the expense of the Person requesting such access.
          Section 3.23. Title, Management and Disposition of REO Property.
          (a) The deed or certificate of sale of any REO Property shall, subject to applicable laws, be taken in the name of the Indenture Trustee, or its nominee, in trust for the benefit of the Noteholders or in the name of the Servicer in accordance with the Servicer’s customary servicing practices and held for the benefit of the Trust. The Servicer, on behalf of the Issuer, shall sell any REO Property as soon as practicable and in any event no later than the end of the third full taxable year after the taxable year in which such Issuer acquires ownership of such REO Property for purposes of the Code or request from the Internal Revenue Service, no later than 60 days before the day on which the three-year grace period would otherwise expire, an extension of such three-year period. The Servicer shall manage, conserve, protect and operate each REO Property for the Noteholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as “foreclosure property” within the meaning of the Code.
          (b) The Servicer shall separately account for all funds collected and received in connection with the operation of any REO Property and shall establish and maintain, or cause to be established and maintained, with respect to REO Properties an account held in trust for the Indenture Trustee for the benefit of the Noteholders (the “REO Account”), which shall be an Eligible Account. The Servicer shall be permitted to allow the Collection Account to serve as the REO Account, subject to separate ledgers for each REO Property. The Servicer shall be entitled to retain or withdraw any interest income paid on funds deposited in the REO Account.
          (c) The Servicer shall have full power and authority, subject only to the specific requirements and prohibitions of this Agreement, to do any and all things in connection with any REO Property as are consistent with the manner in which the Servicer manages and operates similar property owned by the Servicer or any of its Affiliates, all on such terms and for such period (subject to the requirement of prompt disposition set forth in Section 3.23(a)) as the Servicer deems to be in the best interests of Noteholders. In connection therewith, the Servicer shall deposit, or cause to be deposited in the REO Account, in no event more than two Business Days after the Servicer’s receipt thereof, all revenues received by it with respect to an REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of such REO Property including, without limitation:
          (i) all insurance premiums due and payable in respect of such REO Property;
          (ii) all real estate taxes and assessments in respect of such REO Property that may result in the imposition of a lien thereon; and
          (iii) all costs and expenses necessary to maintain, operate and dispose of such REO Property.
          To the extent that amounts on deposit in the REO Account with respect to an REO Property are insufficient for the purposes set forth in clauses (i) through (iii) above with respect to such REO Property, the Servicer shall advance from its own funds such amount as is necessary for such purposes if, but only if, the Servicer would make such advances if the Servicer owned the REO Property and if in the Servicer’s judgment, the payment of such amounts will be recoverable from the rental or sale of the REO Property.
          Notwithstanding the foregoing, neither the Servicer nor the Indenture Trustee shall:
          (A) authorize the Issuer to enter into, renew or extend any New Lease with respect to any REO Property, if the New Lease by its terms will give rise to any income that does not constitute Rents from Real Property;
          (B) authorize any amount to be received or accrued under any New Lease other than amounts that will constitute Rents from Real Property;
          (C) authorize any construction on any REO Property, other than the completion of a building or other improvement thereon, and then only if more than ten percent of the construction of such building or other improvement was completed before default on the related Mortgage Loan became imminent, all within the meaning of Section 856(e)(4)(B) of the Code; or
          (D) authorize any Person to Directly Operate any REO Property on any date more than 90 days after its date of acquisition by the Issuer;
unless, in any such case, the Servicer has obtained an Opinion of Counsel, addressed to the Indenture Trustee, to the effect that such action will not cause such REO Property to fail to qualify as “foreclosure property” within the meaning of the Code at any time that it is held by the Issuer, in which case the Servicer may take such actions as are specified in such Opinion of Counsel.
          The Servicer may contract with any Independent Contractor for the operation and management of any REO Property, provided that:
          (iv) the terms and conditions of any such contract shall not be inconsistent herewith;
          (v) any such contract shall require, or shall be administered to require, that the Independent Contractor pay all costs and expenses incurred in connection with the operation and management of such REO Property, including those listed above and remit all related revenues (net of such costs and expenses) to the Servicer as soon as practicable, but in no event later than thirty days following the receipt thereof by such Independent Contractor;
          (vi) none of the provisions of this Section 3.23(c) relating to any such contract or to actions taken through any such Independent Contractor shall be deemed to relieve the Servicer of any of its duties and obligations to the Indenture Trustee on behalf of the Noteholders with respect to the operation and management of any such REO Property; and
          (vii) the Servicer shall be obligated with respect thereto to the same extent as if it alone were performing all duties and obligations in connection with the operation and management of such REO Property.
          The Servicer shall be entitled to enter into any agreement with any Independent Contractor performing services for it related to its duties and obligations hereunder for indemnification of the Servicer by such Independent Contractor, and nothing in this Agreement shall be deemed to limit or modify such indemnification. The Servicer shall be solely liable for all fees owed by it to any such Independent Contractor, irrespective of whether the Servicer’s compensation pursuant to Section 3.18 is sufficient to pay such fees; provided, however, that to the extent that any payments made by such Independent Contractor would constitute Servicing Advances if made by the Servicer, such amounts shall be reimbursable as Servicing Advances made by the Servicer.
          (d) In addition to the withdrawals permitted under Section 3.23(c), the Servicer may from time to time make withdrawals from the REO Account for any REO Property: (i) to pay itself or any Sub-Servicer unpaid Servicing Fees in respect of the related Mortgage Loan; and (ii) to reimburse itself or any Sub-Servicer for unreimbursed Servicing Advances and Advances made in respect of such REO Property or the related Mortgage Loan. On the Servicer Remittance Date, the Servicer shall withdraw from each REO Account maintained by it and deposit into the Payment Account in accordance with Section 3.10(d)(ii), for payment on the related Payment Date in accordance with Section 3.05 of the Indenture, the income from the related REO Property received during the prior calendar month, net of any withdrawals made pursuant to Section 3.23(c) or this Section 3.23(d).
          (e) Subject to the time constraints set forth in Section 3.23(a), each REO Disposition shall be carried out by the Servicer in a manner, at such price and upon such terms and conditions as shall be normal and usual in the Servicing Standard.
          (f) The proceeds from the REO Disposition, net of any amount required by law to be remitted to the Mortgagor under the related Mortgage Loan and net of any payment or reimbursement to the Servicer or any Sub-Servicer as provided above, shall be deposited in the Payment Account in accordance with Section 3.10(d)(ii) on the Servicer Remittance Date in the month following the receipt thereof for payment on the related Payment Date in accordance with Section 3.05 of the Indenture. Any REO Disposition shall be for cash only (unless changes in the REMIC Provisions made subsequent to the Closing Date allow a sale for other consideration).

          (g) The Servicer shall file information returns with respect to the receipt of mortgage interest received in a trade or business, reports of foreclosures and abandonments of any Mortgaged Property and cancellation of indebtedness income with respect to any Mortgaged Property as required by the Code. Such reports shall be in form and substance sufficient to meet the reporting requirements of the Code.
          Section 3.24. Obligations of the Servicer in Respect of Prepayment Interest Shortfalls.
          Not later than 4:00 p.m. New York time on each Servicer Remittance Date, the Servicer shall remit to the Payment Account an amount (“Compensating Interest”) equal to the lesser of (A) the aggregate of the Prepayment Interest Shortfalls for the related Payment Date and (B) its aggregate Servicing Fee for the related Payment Date. The Servicer shall not have the right to reimbursement for any amounts remitted to the Indenture Trustee in respect of Compensating Interest. Such amounts so remitted shall be included in the Available Funds and paid therewith on the next Payment Date. The Servicer shall not be obligated to pay Compensating Interest with respect to Relief Act Interest Shortfalls.
          Section 3.25. [Reserved].
          Section 3.26. Obligations of the Servicer in Respect of Mortgage Rates and Monthly Payments.
          In the event that a shortfall in any collection on or liability with respect to the Mortgage Loans in the aggregate results from or is attributable to adjustments to Mortgage Rates, Monthly Payments or Stated Principal Balances that were made by the Servicer in a manner not consistent with the terms of the related Mortgage Note and this Agreement, the Servicer, upon discovery or receipt of notice thereof, immediately shall deposit in the Collection Account from its own funds the amount of any such shortfall and shall indemnify and hold harmless the Trust, the Indenture Trustee, the Depositor and any successor servicer in respect of any such liability. Such indemnities shall survive the resignation or termination of the Servicer or the termination or discharge of this Agreement or the Indenture. Notwithstanding the foregoing, this Section 3.26 shall not limit the ability of the Servicer to seek recovery of any such amounts from the related Mortgagor under the terms of the related Mortgage Note, as permitted by law.
          Section 3.27. [Reserved].
          Section 3.28. [Reserved].
          Section 3.29. Advance Facility.
          The Servicer is hereby authorized to enter into a financing or other facility (any such arrangement, an “Advance Facility”) under which (1) the Servicer sells, assigns or pledges to another Person (together with such Person’s successors and assigns, an “Advancing Person”) the Servicer’s rights under this Agreement to be reimbursed for any Advances or Servicing Advances and/or (2) an Advancing Person agrees to fund some or all Advances and/or Servicing Advances required to be made by the Servicer pursuant to this Agreement. No consent of the Depositor, the Indenture Trustee, the Noteholders or any other party shall be required before the Servicer may enter into an Advance Facility. The Servicer shall notify each other party to this Agreement in writing prior to or promptly after entering into or terminating any Advance Facility stating the identity of the Advancing Person. Notwithstanding the existence of any Advance Facility under which an Advancing Person agrees to fund Advances and/or Servicing Advances on the Servicer’s behalf, the Servicer shall remain obligated pursuant to this Agreement to make Advances and Servicing Advances pursuant to and as required by this Agreement. If the Servicer enters into an Advance Facility, and for so long as an Advancing Person remains entitled to receive reimbursement for any Advances including Nonrecoverable Advances (“Advance Reimbursement Amounts”) and/or Servicing Advances including Nonrecoverable Advances (“Servicing Advance Reimbursement Amounts” and together with Advance Reimbursement Amounts, “Reimbursement Amounts”) (in each case to the extent such type of Reimbursement Amount is included in the Advance Facility), as applicable, pursuant to this Agreement, then the Servicer shall identify, in the Officer’s Certificate described in the next two sentences, such Reimbursement Amounts consistent with the reimbursement rights set forth in Section 3.11(a)(ii), (iii), (vi) and (vii) and remit such Reimbursement Amounts in accordance with Section 3.10(b) or otherwise in accordance with the documentation establishing the Advance Facility to such

          Advancing Person or to a trustee, agent or custodian (an “Advance Facility Trustee”) designated by such Advancing Person. Notwithstanding the foregoing, if so required pursuant to the terms of the Advance Facility, the Servicer may direct, and if so directed the Indenture Trustee is hereby authorized to and shall pay to the Advance Facility Trustee the Reimbursement Amounts identified pursuant to the preceding sentence. To the extent that an Advancing Person funds any Advance and the Servicer provides the Indenture Trustee with an Officer’s Certificate that such Advancing Person is entitled to reimbursement, such Advancing Person shall be entitled to receive reimbursement pursuant to this Agreement for such amount to the extent provided in this section. Such Officer’s Certificate must specify the amount of the reimbursement, the remittance date, the Section of this Agreement that permits the applicable Advance to be reimbursed and either the section(s) of the Advance Facility that entitle the Advancing Person to request reimbursement from the Indenture Trustee, rather than the Servicer, or proof of an event of default by the Servicer under the Advance Facility entitling the Advancing Person to reimbursement from the Indenture Trustee. Notwithstanding anything to the contrary herein, in no event shall Advance Reimbursement Amounts or Servicing Advance Reimbursement Amounts be included in the Available Funds or paid to Noteholders.
          Reimbursement Amounts shall consist solely of amounts in respect of Advances and/or Servicing Advances made with respect to the Mortgage Loans for which the Servicer would be permitted to reimburse itself in accordance with this Agreement, assuming the Servicer or the Advancing Person had made the related Advance(s) and/or Servicing Advance(s). Notwithstanding the foregoing, except with respect to reimbursement of Nonrecoverable Advances as set forth in this Agreement, no Person shall be entitled to reimbursement from funds held in the Collection Account for future payment to Noteholders pursuant to this Agreement. None of the Depositor or the Indenture Trustee shall have any duty or liability with respect to the calculation of any Reimbursement Amount and shall be entitled to rely, without independent investigation, on the Officer’s Certificate provided pursuant to this Section 3.29, nor shall the Depositor or the Indenture Trustee have any responsibility to track or monitor the administration of any Advance Facility and the Depositor shall not have any responsibility to track, monitor or verify the payment of Reimbursement Amounts to the related Advancing Person or Advance Facility Trustee. The Servicer shall maintain and provide to any successor servicer and (upon request) the Indenture Trustee a detailed accounting on a loan by loan basis as to amounts advanced by, sold, pledged or assigned to, and reimbursed to any Advancing Person. The successor servicer shall be entitled to rely on any such information provided by the predecessor servicer, and the successor servicer shall not be liable for any errors in such information. Any successor Servicer shall reimburse the predecessor Servicer and itself for outstanding Advances and Servicing Advances, respectively, with respect to each Mortgage Loan on a first in, first out (“FIFO”) basis; provided that the successor Servicer has received prior written notice from the predecessor Servicer or the Advancing Person of reimbursement amounts owed to the predecessor Servicer. Liquidation Proceeds with respect to a Mortgage Loan shall be applied to reimburse Advances outstanding with respect to that Mortgage Loan before being applied to reimburse Servicing Advances outstanding with respect to that Mortgage Loan.
          An Advancing Person who receives an assignment or pledge of the rights to be reimbursed for Advances and/or Servicing Advances, and/or whose obligations hereunder are limited to the funding or purchase of Advances and/or Servicing Advances shall not be required to meet the criteria for qualification of a subservicer set forth in this Agreement.
          Upon the direction of and at the expense of the Servicer, the Indenture Trustee agrees to execute such acknowledgments, certificates, and other documents provided by the Servicer recognizing the interests of any Advance Facility Trustee in such Reimbursement Amounts as the Servicer may cause to be made subject to Advance Facilities pursuant to this Section 3.29.
          The Servicer shall remain entitled to be reimbursed for all Advances and Servicing Advances funded by the Servicer to the extent the related rights to be reimbursed therefor have not been sold, assigned or pledged to an Advancing Person.
          The Servicer shall indemnify the Depositor, the Indenture Trustee, any successor servicer and the Trust for any loss, liability or damage resulting from any Advance Facility, including, without limitation, any claim by the related Advancing Person, except to the extent that such claim, loss, liability or damage resulted from or arose out of negligence, recklessness or willful misconduct or breach of its duties hereunder on the part of the Depositor, the Indenture Trustee or any successor servicer.

          Any amendment to this Section 3.29 or to any other provision of this Agreement that may be necessary or appropriate to effect the terms of an Advance Facility as described generally in this Section 3.29, including amendments to add provisions relating to a successor servicer, may be entered into by the Indenture Trustee, the Depositor and the Servicer without the consent of any Noteholder but with the consent of the Majority Certificateholder, provided such amendment complies with Section 7.01 hereof. All reasonable costs and expenses (including attorneys’ fees) of each party hereto of any such amendment shall be borne solely by the Servicer. Prior to entering into an Advance Facility, the Servicer shall notify the Advancing Person in writing that: (a) the Advances and/or Servicing Advances purchased, financed by and/or pledged to the Advancing Person are obligations owed to the Servicer on a non-recourse basis payable only from the cash flows and proceeds received under this Agreement for reimbursement of Advances and/or Servicing Advances only to the extent provided herein, and the Indenture Trustee and the Trust are not otherwise obligated or liable to repay any Advances and/or Servicing Advances financed by the Advancing Person and (b) the Indenture Trustee shall not have any responsibility to calculate any Reimbursement Amounts or to track or monitor the administration of the Advance Facility between the Servicer and the Advancing Person.

ARTICLE IV
REMITTANCE REPORTS; ADVANCES; EXCHANGE ACT REPORTING
          Section 4.01. Remittance Reports and Advances. (a) On the second Business Day following each Determination Date, the Servicer shall deliver to the Indenture Trustee and the Sponsor by telecopy or electronic mail (or by such other means as the Servicer and the Indenture Trustee may agree from time to time) a Remittance Report with respect to the related Payment Date. Not later than the second Business Day following each Determination Date, the Servicer shall deliver or cause to be delivered to the Indenture Trustee in addition to the information provided in the Remittance Report, such other information reasonably available to it with respect to the Mortgage Loans as the Indenture Trustee may reasonably require to perform the calculations necessary to make the payments contemplated by Section 3.05 of the Indenture and to prepare the statements to Noteholders contemplated by Section 3.26 of the Indenture. The Indenture Trustee shall not be responsible to recompute, recalculate or verify any information provided to it by the Servicer.
          (b) The amount of Advances to be made by the Servicer for any Payment Date shall equal, subject to Section 4.01(d), the sum of (i) the aggregate amount of Monthly Payments (net of the related Servicing Fee), due during the related Due Period in respect of the Mortgage Loans, which Monthly Payments were delinquent on a contractual basis as of the Close of Business on the related Determination Date and (ii) with respect to each REO Property, which REO Property was acquired during or prior to the related Due Period and as to which REO Property an REO Disposition did not occur during the related Due Period, an amount equal to the excess, if any, of the REO Imputed Interest on such REO Property for the most recently ended calendar month, over the net income from such REO Property transferred to the Payment Account pursuant to Section 3.23 for payment on such Payment Date.
          On or before 4:00 p.m. New York time on the Servicer Remittance Date, the Servicer shall remit in immediately available funds to the Indenture Trustee for deposit in the Payment Account an amount equal to the aggregate amount of Advances, if any, to be made in respect of the Mortgage Loans and REO Properties for the related Payment Date either (i) from its own funds or (ii) from the Collection Account, to the extent of funds held therein for future payment (in which case it will cause to be made an appropriate entry in the records of the Collection Account that amounts held for future payment have been, as permitted by this Section 4.01, used by the Servicer in discharge of any such Advance) or (iii) in the form of any combination of (i) and (ii) aggregating the total amount of Advances to be made by the Servicer with respect to the Mortgage Loans and REO Properties. Any amounts held for future payment used by the Servicer to make an Advance as permitted in the preceding sentence shall be appropriately reflected in the Servicer’s records and replaced by the Servicer by deposit in the Collection Account on or before any future Servicer Remittance Date to the extent that the Available Funds for the related Payment Date (determined without regard to Advances to be made on the Servicer Remittance Date) shall be less than the total amount that would be paid to the Classes of Noteholders pursuant to Section 3.05 of the Indenture on such Payment Date if such amounts held for future payments had not been so used to make Advances. The Indenture Trustee will provide notice to the Servicer by telecopy by the Close of Business on any Servicer Remittance Date in the event that the amount remitted by the Servicer to the Indenture Trustee on such date is less than the Advances required to be made by the Servicer for the related Payment Date, as set forth in the related Remittance Report.
          (c) The obligation of the Servicer to make such Advances is mandatory, notwithstanding any other provision of this Agreement but subject to (d) below, and, with respect to any Mortgage Loan, shall continue until the Mortgage Loan is paid in full or until all Liquidation Proceeds thereon have been recovered, or a Final Recovery Determination has been made thereon.
          (d) Notwithstanding anything herein to the contrary, no Advance or Servicing Advance shall be required to be made hereunder by the Servicer if such Advance or Servicing Advance would, if made, constitute a Nonrecoverable Advance. The determination by the Servicer that it has made a Nonrecoverable Advance or that any proposed Advance or Servicing Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officers’ Certificate of the Servicer delivered to the Depositor and the Indenture Trustee. Furthermore, the Servicer shall not be required to advance

          Relief Act Interest Shortfalls.
          Section 4.02. Exchange Act Reporting.
          (a) (i) Unless and until a Form 15 Suspension Notice has been filed pursuant to Section 4.02(a)(iii) below, within 15 days after each Payment Date, the Indenture Trustee shall, in accordance with industry standards, file with the Commission via the Electronic Data Gathering and Retrieval System (“EDGAR”), a distribution report on Form 10-D, signed by the Servicer, with a copy of the monthly statement to be furnished by the Indenture Trustee to the Noteholders for such Payment Date. Any disclosure in addition to the monthly statement required to be included on the Form 10-D (“Additional Form 10-D Disclosure”) shall be determined and prepared by the entity that is indicated in Exhibit I as the responsible entity for providing that information. The Indenture Trustee will have no duty or liability to verify the accuracy or sufficiency of any such Additional Form 10-D Disclosure and the Indenture Trustee shall have no liability with respect to any failure to properly prepare or file such Form 10-D resulting from or relating to the Indenture Trustee’s inability or failure to obtain any information in a timely manner from the party responsible for delivery of such Additional Form 10-D Disclosure.
          Within 5 calendar days after the related Determination Date, each entity that is indicated in Exhibit I as the responsible entity for providing Additional Form 10-D Disclosure shall be required to provide to the Indenture Trustee and the Depositor, to the extent known with respect to themselves, in an EDGAR compatible format, clearly identifying which item of Form 10-D the information relates to, any Additional Form 10-D Disclosure, if applicable. The Indenture Trustee shall compile the information provided to it, prepare the Form 10-D and no later than 5 calendar days prior to the 15th day after the related Payment Date forward the Form 10-D to the Depositor for verification with a copy to the Sponsor. The Depositor will approve, as to form and substance, or disapprove, as the case may be, the Form 10-D. An officer of the Servicer shall sign the Form 10-D and return an electronic or fax copy of such signed Form 10-D (with an original executed hard copy to follow by overnight mail) to the Indenture Trustee. For administrative convenience, the Servicer may deliver executed signature pages to the Indenture Trustee to be held by the Indenture Trustee in escrow and attached to a Form 10-D only upon the Servicer’s electronic notification to the Indenture Trustee authorizing such attachment.
          (ii) At the direction and at the expense of the Depositor, within four (4) Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a “Reportable Event”), the Indenture Trustee shall prepare and file any Form 8-K, as required by the Exchange Act, in addition to the initial Form 8-K in connection with the issuance of the Notes (which shall be prepared and filed by the Depositor). Any disclosure or information related to a Reportable Event or that is otherwise required to be included on Form 8-K (“Form 8-K Disclosure Information”) shall be determined and prepared by the entity that is indicated in Exhibit I as the responsible entity for providing that information.
          For so long as the Trust is subject to the Exchange Act reporting requirements, no later than the end of business on the second Business Day after the occurrence of a Reportable Event, the entity that is indicated in Exhibit I as the responsible entity for providing Form 8-K Disclosure Information shall be required to provide to the Indenture Trustee and the Depositor in EDGAR compatible format, to the extent known, the form and substance of any Form 8-K Disclosure Information, if applicable, clearly identifying the Form 8-K reporting section to which such Disclosure Information relates. The Indenture Trustee shall compile the information provided to it, and following its receipt of the Depositor’s approval thereof prepare and file the Form 8-K, which shall be signed by an officer of the Servicer.
          (iii) Prior to January 30 of the first year in which the Indenture Trustee is able to do so under applicable law, the Indenture Trustee shall file a Form 15 Suspension Notice with respect to the Trust, if applicable. Prior to (x) March 15, 2007 and (y) unless and until a Form 15 Suspension Notice shall have been filed, prior to March 15 of each year thereafter, the Servicer shall provide the Indenture Trustee with an Annual Compliance Statement, together with a copy of the Assessment of Compliance and Attestation Report to be delivered by the Servicer pursuant to Sections 3.20 and 3.21 (including with respect to any Sub-Servicer or any subcontractor, if required to be filed). Prior to (x) March 31, 2007 and (y) unless and until a Form 15 Suspension Notice shall have been filed, March 31 of each year thereafter, the Indenture Trustee shall file a Form 10-K with respect to the Trust. Such Form 10-K shall include the Assessment of Compliance, Attestation Report, Annual Compliance Statements and other documentation required by Sections 3.20 and 3.21 (including with respect to any Sub-Servicer or subcontractor, if required to be filed) and the Form 10-K certification in the form attached hereto as Exhibit G-1 (the “Certification”) signed by the senior officer of the Servicer in charge of securitization. The Indenture Trustee shall receive the items described in the preceding sentence no later than March 10 of each calendar year prior to the filing deadline for the Form 10-K.
          If information, data and exhibits to be included in the Form 10-K are not so timely delivered, the Indenture Trustee shall cooperate with the Depositor and the Servicer (at the expense of the Depositor) to file an amended Form 10-K including such documents as exhibits reasonably promptly after they are delivered to the Indenture Trustee. The Indenture Trustee shall have no liability with respect to any failure to properly prepare or file such periodic reports resulting from or relating to the Indenture Trustee’s inability or failure to timely obtain any information from any other party.
          The Indenture Trustee shall compile the information provided to it, prepare the Form 10-K and forward the Form 10-K to the Depositor and the Servicer for verification with a copy to the Sponsor. The Depositor and the Servicer will approve, as to form and substance, or disapprove, as the case may be, the Form 10-K by no later than March 25 of the relevant year (or the immediately preceding Business Day if March 25 is not a Business Day), an officer of the Servicer shall sign the Form 10-K and return an electronic or fax copy of such signed Form 10-K (with an original executed hard copy to follow by overnight mail) to the Indenture Trustee.
          The Servicer shall be responsible for determining the pool concentration applicable to any Sub-Servicer to which the Servicer delegated any of its responsibilities with respect to the Mortgage Loans at any time, for purposes of disclosure as required by Items 1117 and 1119 of Regulation AB. The Indenture Trustee will provide electronic or paper copies of all Form 10-D, 8-K and 10-K filings free of charge to any Noteholder upon request. Any expenses incurred by the Indenture Trustee in connection with the previous sentence shall be reimbursable to the Indenture Trustee out of the Trust.
          The Indenture Trustee shall sign a certification (in the form attached hereto as Exhibit G-2) for the benefit of the Servicer and its officers, directors and Affiliates in respect of items 1 through 3 of the Certification. Such certification shall be delivered to the Servicer by March 15th of each year (or if not a Business Day, the immediately preceding Business Day). The Certification attached hereto as Exhibit G-1 shall be delivered to the Indenture Trustee by March 15th for filing on or prior to March 30th of each year (or if not a Business Day, the immediately preceding Business Day).
          (b) (A) The Indenture Trustee shall indemnify and hold harmless the Depositor and its respective officers, directors and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses directly resulting from (i) a failure by the Indenture Trustee to deliver the Assessment of Compliance required under Section 3.21 or any material misstatement or omission in the Assessment of Compliance delivered by the Indenture Trustee pursuant to Section 3.21 or (ii) a breach of the Indenture Trustee’s obligations under this Section 4.02 caused by the Indenture Trustee’s negligence, bad faith or willful misconduct in connection therewith, and (B) the Servicer shall indemnify and hold harmless the Depositor, the Indenture Trustee and their respective officers, directors and Affiliates from and against any actual losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon (i) a breach of the Servicer’s obligations under this Section 4.02 or (ii) any material misstatement or omission in the Statement as to Compliance delivered by the Servicer pursuant to Section 3.20 or the Assessment of Compliance delivered by the Servicer pursuant to Section 3.21.
          (c) If the indemnification provided for in Section 4.02(b)(A) is unavailable or insufficient to hold harmless an indemnified party under Sections 4.02(b)(A) above, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of the losses, claims, damages or liabilities referred to in Section 4.02(b) (A) above in such proportion as is appropriate to reflect (1) the relative fault and benefits of (a) the indemnifying party on the one hand and (b) the indemnified party on the other hand, as well as (2) any other relevant equitable considerations.
          (d) If the indemnification provided for in Section 4.02(b)(B) is unavailable or insufficient to hold harmless an indemnified party under Sections 4.02(b)(B) above, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of the losses, claims, damages or liabilities referred to in Section 4.02(b)

          (B) above in such proportion as is appropriate to reflect (1) the relative fault and benefits of (a) the indemnifying party on the one hand and (b) the indemnified party on the other hand, as well as (2) any other relevant equitable considerations.
          (e) Upon any filing with the Securities and Exchange Commission, the Indenture Trustee shall promptly deliver to the Depositor and the Sponsor a copy of any such executed report, statement or information.
          (f) Each of the Servicer and the Indenture Trustee will be required to pay all expenses incurred by it in connection with the performance of its obligations under this Section 4.02 and shall not be entitled to reimbursement therefor.
          (g) In no event, notwithstanding anything to the contrary herein or in any other Basic Document, shall the Indenture Trustee be responsible or liable to any party for special, indirect or consequential damages, including pursuant to any indemnification agreement or indemnification provision hereunder or under any other Basic Document, even if advised of the possibility of such damages.
          Section 4.03. Swap Account.
          (a) On the Closing Date, the Indenture Trustee shall establish and maintain a separate, segregated trust account titled, “Swap Account, JPMorgan Chase Bank, N.A., as Indenture Trustee, in trust for the registered Noteholders of Newcastle Mortgage Securities Trust 2006-1, Asset-Backed Notes, Series 2006-1.” Such account shall be an Eligible Account and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including, without limitation, other moneys of the Indenture Trustee held pursuant to this Agreement. Amounts therein shall be held uninvested.
          (b) On each Payment Date, prior to any payment to any Note, the Indenture Trustee shall deposit into the Swap Account the amount of any Net Swap Payment or Swap Termination Payment (other than any Swap Termination Payment resulting from a Swap Provider Trigger Event) owed to the Swap Provider (after taking into account any upfront payment received from the counterparty to a replacement interest rate swap agreement) from funds collected and received with respect to the Mortgage Loans prior to the determination of Available Funds.
          (c) The Indenture Trustee shall use any payment received from the Owner Trustee pursuant to Section 2.03 of the Trust Agreement to make any upfront payment required under a replacement swap agreement and any upfront payment received from the counterparty to a replacement swap agreement shall be used to pay any Swap Termination Payment owed to the Swap Provider.

ARTICLE V
THE SERVICER AND THE DEPOSITOR
          Section 5.01. Liability of the Servicer and the Depositor.
          The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by Servicer herein. The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Depositor.
          Section 5.02. Merger or Consolidation of, or Assumption of the Obligations of, the Servicer or the Depositor.
          Any entity into which the Servicer or Depositor may be merged or consolidated, or any entity resulting from any merger, conversion or consolidation to which the Servicer or the Depositor shall be a party, or any corporation succeeding to the business of the Servicer or the Depositor, shall be the successor of the Servicer or the Depositor, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor Servicer shall satisfy all the requirements of Section 6.02 with respect to the qualifications of a successor Servicer.
          Section 5.03. Limitation on Liability of the Servicer and Others.
          Neither the Servicer nor the Depositor nor any of the directors or officers or employees or agents of the Servicer or the Depositor shall be under any liability to the Trust or the Noteholders for any action taken or for refraining from the taking of any action by the Servicer or the Depositor in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer, the Depositor or any such Person against any liability which would otherwise be imposed by reason of its willful misfeasance, bad faith or negligence in the performance of duties of the Servicer or the Depositor, as the case may be, or by reason of its reckless disregard of its obligations and duties as Servicer or Depositor, as the case may be, hereunder. The Servicer and any director or officer or employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer and the Depositor, and any director or officer or employee or agent of the Servicer or the Depositor, shall be indemnified by the Trust and held harmless against any loss, liability or expense incurred in connection with (i) any legal action relating to this Agreement or the Notes, other than any loss, liability or expense incurred by reason of its willful misfeasance, bad faith or negligence or by reason of its reckless disregard of its obligations and duties hereunder or by reason of its failure to perform its obligations or duties hereunder and (ii) any breach of a representation or warranty regarding the Mortgage Loans. The Servicer or the Depositor may undertake any such action which it may deem necessary or desirable in respect of this Agreement, and the rights and duties of the parties hereto and the interests of the Noteholders hereunder. In such event, unless the Depositor or the Servicer acts without the consent of the Holders of 51% of the aggregate Note Balance of the Notes, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust and the Servicer shall be entitled to be reimbursed therefor from the Collection Account as and to the extent provided in Section 3.11, any such right of reimbursement being prior to the rights of the Noteholders to receive any amount in the Collection Account. The Servicer’s right to indemnity or reimbursement pursuant to this Section shall survive any resignation or termination of the Servicer pursuant to Section 5.04 or 6.01 with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination). This paragraph shall apply to the Servicer solely in its capacity as Servicer hereunder and in no other capacities.
          Section 5.04. Servicer Not to Resign.
          The Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination pursuant to the preceding sentence permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect obtained at the expense of the Servicer and delivered to the Indenture Trustee. No resignation of the Servicer shall become effective until the Indenture Trustee or a successor servicer shall have assumed the Servicer’s responsibilities, duties, liabilities (other than those liabilities arising prior to the assumption of servicing duties by the Indenture Trustee or the appointment of such successor) and obligations under this Agreement. Any such resignation shall not relieve the Servicer of responsibility for any of the obligations specified in Sections 6.01 and 6.02 as obligations that survive the resignation or receipt of notice of termination of the Servicer
          Except as expressly provided in this Agreement, the Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Servicer hereunder. The foregoing prohibition on assignment shall not prohibit the Servicer from designating a Sub-Servicer as payee of any indemnification amount payable to the Servicer hereunder; provided, however, no Sub-Servicer shall be a third-party beneficiary hereunder and the parties hereto shall not be required to recognize any Sub-Servicer as an indemnitee under this Agreement.
          Section 5.05. Delegation of Duties.
          In the ordinary course of business, the Servicer at any time may delegate any of its duties hereunder to any Person, including any of its Affiliates, who agrees to conduct such duties in accordance with standards comparable to those set forth in Section 3.01. Such delegation shall not relieve the Servicer of its liabilities and responsibilities with respect to such duties and shall not constitute a resignation within the meaning of Section 5.04. Except as provided in Section 3.02, no such delegation is permitted that results in the delegee subservicing any Mortgage Loans. The Servicer shall provide the Indenture Trustee with 60 days prior written notice prior to the delegation of any of its duties to any Person other than any of the Servicer’s Affiliates or their respective successors and assigns.
          Section 5.06. Indemnification.
          The Servicer agrees to indemnify and hold the Indenture Trustee, the Sponsor and the Depositor harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Indenture Trustee and the Depositor may sustain in any way related to the failure of the Servicer to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement.
          Section 5.07. Inspection
          The Servicer, in its capacity as Servicer, shall afford the Indenture Trustee, upon reasonable notice, during normal business hours, access to all records maintained by the Servicer in respect of its rights and obligations hereunder and access to officers of the Servicer responsible for such obligations.

ARTICLE VI
DEFAULT
          Section 6.01. Servicer Events of Termination.
          (a) If any one of the following events (“Servicer Events of Termination”) shall occur and be continuing:
          (i) (A) The failure by the Servicer to make any Advance; or (B) any other failure by the Servicer to deposit in the Collection Account or the Payment Account any deposit required to be made under the terms of this Agreement which continues unremedied for a period of one Business Day after the date upon which written notice of such failure shall have been given to the Servicer by the Indenture Trustee or to the Servicer and the Indenture Trustee by any Holders of not less than 25% of the aggregate Note Balances of the Notes; or
          (ii) The failure by the Servicer to make any required Servicing Advance which failure continues unremedied for a period of 30 days, or the failure by the Servicer duly to observe or perform, in any material respect, any other covenants, obligations or agreements of the Servicer as set forth in this Agreement, which failure continues unremedied for a period of 30 days (or if such failure or breach cannot be remedied within 30 days, then such remedy shall have been commenced within 30 days and diligently pursued thereafter; provided, however, that in no event shall such failure or breach be allowed to exist for a period of greater than 90 days), after the date (A) on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Indenture Trustee or to the Indenture Trustee by any Holders of not less than 25% of the aggregate Note Balance of the Notes or (B) of actual knowledge of such failure by a Servicing Officer of the Servicer; or
          (iii) The entry against the Servicer of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, conservatorship, receivership, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 days;
          (iv) any failure by the Servicer to timely comply with its obligations pursuant to Section 3.20 or Section 3.21 hereof; or
          (v) The Servicer shall voluntarily go into liquidation, consent to the appointment of a conservator or receiver or liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged, unbonded or unstayed for a period of 60 days; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;
          (b) then, and in each and every such case, so long as a Servicer Event of Termination shall not have been remedied within the applicable grace period, (x) with respect solely to clause (i)(A) above, if such Advance is not made by 11:00 A.M., New York time, on the Business Day immediately following the Servicer Remittance Date (provided the Indenture Trustee shall give the Servicer, and the Servicer shall have received, notice of such failure to advance by 5:00 P.M. New York time on the Servicer Remittance Date), the Indenture Trustee shall terminate all of the rights and obligations of the

          Servicer under this Agreement and the Indenture Trustee, or a successor servicer appointed in accordance with Section 6.02, shall immediately make such Advance and assume, pursuant to Section 6.02, the duties of a successor Servicer and (y) in the case of (i)(B), (ii), (iii) and (iv) above, the Indenture Trustee shall, at the direction of the Holders of each Class of Notes evidencing Percentage Interests aggregating not less than 51%, by notice then given in writing to the Servicer (and to the Indenture Trustee if given by Holders of Notes), terminate all of the rights and obligations of the Servicer as servicer under this Agreement. Any such notice to the Servicer shall also be given to each Rating Agency, the Depositor, the Sponsor and the Servicer. On or after the receipt by the Servicer (and by the Indenture Trustee if such notice is given by the Holders) of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Notes or the Mortgage Loans or otherwise, shall pass to and be vested in the Indenture Trustee pursuant to and under this Section; and, without limitation, and the Indenture Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of each Mortgage Loan and related documents or otherwise. The Servicer agrees to cooperate with the Indenture Trustee (or the applicable successor Servicer) in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the delivery to the Indenture Trustee of all documents and records requested by it to enable it to assume the Servicer’s functions under this Agreement within ten Business Days subsequent to such notice, the transfer within one Business Day subsequent to such notice to the Indenture Trustee (or the applicable successor Servicer) for the administration by it of all cash amounts that shall at the time be held by the Servicer and to be deposited by it in the Collection Account, the Payment Account, any REO Account or any Escrow Account or that have been deposited by the Servicer in such accounts or thereafter received by the Servicer with respect to the Mortgage Loans or any REO Property received by the Servicer. All reasonable costs and expenses (including attorneys’ fees) incurred in connection with transferring the Mortgage Files to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section shall be paid by the predecessor Servicer (or if the predecessor Servicer is the Indenture Trustee, the initial Servicer) upon presentation of reasonable documentation of such costs and expenses and to the extent not paid by the Servicer, by the Trust.
          Notwithstanding the termination of the Servicer hereunder, the Servicer shall be entitled to reimbursement of all unpaid Servicing Fees and all unreimbursed Advances and Servicing Advances in the manner and at the times set forth herein.
          Section 6.02. Indenture Trustee to Act; Appointment of Successor.
          (a) From the time the Servicer (and the Indenture Trustee, if notice is sent by the Holders) receives a notice of termination pursuant to Section 6.01 or is permitted to resign pursuant to Section 5.04, the Indenture Trustee (or such other successor Servicer as is approved in accordance with this Agreement) shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof arising on and after its succession. Notwithstanding the foregoing, the parties hereto agree that the Indenture Trustee, in its capacity as successor Servicer, immediately will assume all of the obligations of the Servicer to make advances. Notwithstanding the foregoing, the Indenture Trustee, in its capacity as successor Servicer, shall not be responsible for the lack of information and/or documents that it cannot obtain through reasonable efforts. It is understood and agreed by the parties hereto that there will be a period of transition (not to exceed 90 days) before the transition of servicing obligations is fully effective. As compensation therefor, the Indenture Trustee (or such other successor Servicer) shall be entitled to such compensation as the Servicer would have been entitled to hereunder if no such notice of termination or resignation had been given. Notwithstanding the above, (i) if the Indenture Trustee is unwilling to act as successor Servicer or (ii) if the Indenture Trustee is legally unable so to act, the Indenture Trustee shall appoint (with the consent of the Majority Certificateholder) or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, bank or other mortgage loan or home equity loan servicer having a net worth of not less than $50,000,000 as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder; provided, that the appointment of any such successor Servicer will not result in the qualification, reduction or withdrawal of the ratings assigned to the Notes by the Rating Agencies as evidenced by a letter to such effect from the Rating Agencies. Pending appointment of a successor to the Servicer hereunder, unless the Indenture Trustee is prohibited by law from so acting, the Indenture Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the successor shall be entitled to receive compensation out of payments on Mortgage Loans in an amount equal to the compensation which the Servicer would otherwise have received pursuant to Section 3.18 (or such other compensation as the Indenture Trustee and such successor shall agree, not to exceed the Servicing Fee). The appointment of a successor Servicer shall not affect any liability of the predecessor Servicer which may have arisen under this Agreement prior to its termination as Servicer to pay any deductible under an insurance policy pursuant to Section 3.14 or to reimburse the Indenture Trustee pursuant to Section 3.06, nor shall any successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by such Servicer of any of its representations or warranties contained herein or in any related document or agreement. The Indenture Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. All reasonable Servicing Transfer Costs shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs, and if such predecessor Servicer defaults in its obligation to pay such costs, such costs shall be paid by the successor Servicer or the Indenture Trustee (in which case the successor Servicer or the Indenture Trustee, as applicable, shall be entitled to reimbursement therefor from the assets of the Trust).
          (b) Any successor to the Servicer, including the Indenture Trustee, shall during the term of its service as servicer continue to service and administer the Mortgage Loans for the benefit of Noteholders, and maintain in force a policy or policies of insurance covering errors and omissions in the performance of its obligations as Servicer hereunder and a fidelity bond in respect of its officers, employees and agents to the same extent as the Servicer is so required pursuant to Section 3.14.
          (c) In connection with the termination or resignation of the Servicer hereunder, either (i) the successor servicer, including the Indenture Trustee if the Indenture Trustee is acting as a successor Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the related Mortgage Loans that are registered with MERS, in which case the predecessor Servicer shall cooperate with the successor Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Servicer as necessary under MERS’ rules and regulations, or (ii) the predecessor Servicer shall cooperate with the successor Servicer in causing MERS to execute and deliver an Assignment in recordable form to transfer the Mortgage from MERS to the Indenture Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS® System to the successor Servicer. The predecessor Servicer (or, if the Indenture Trustee is the predecessor Servicer, the related initial Servicer) shall file or cause to be filed any such Assignment in the appropriate recording office. The predecessor Servicer shall bear any and all fees of MERS, costs of preparing any Assignments, and fees and costs of filing any Assignments that may be required under this Section 6.02(c).
          Section 6.03. Waiver of Defaults.
          The Majority Noteholders may, on behalf of all Noteholders, waive, in writing, any events permitting removal of the Servicer as servicer pursuant to this Article VI, provided, however, that the Majority Noteholders may not waive a default in making a required payment on a Note without the written consent of the Holder of such Note. Upon any waiver of a past default, such default shall cease to exist and any Servicer Event of Termination arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived. Notice of any such waiver shall be given by the Indenture Trustee to the Sponsor and the Rating Agencies.
          Section 6.04. Notification to Noteholders.
          (a) Upon any termination or appointment of a successor to the Servicer pursuant to this Article VI or Section 5.04, the Indenture Trustee shall give prompt written notice thereof to the Owner Trustee, the Sponsor, the Depositor and the Noteholders at their respective addresses appearing in the Note Register and each Rating Agency.
          (b) No later than the later of (a) 60 days after the occurrence of any event which constitutes or which, with notice or lapse of time or both, would constitute a Servicer Event of Termination or (b) within five Business Days after a

          Responsible Officer of the Indenture Trustee becomes aware of the occurrence of such an event, the Indenture Trustee shall transmit by mail to all Noteholders notice of such occurrence unless such default or Servicer Event of Termination shall have been waived or cured.
          Section 6.05. Survivability of Servicer Liabilities.
          Notwithstanding anything herein to the contrary, upon termination of the Servicer hereunder, any liabilities of the Servicer which accrued prior to such termination shall survive such termination.

ARTICLE VII
MISCELLANEOUS PROVISIONS
          Section 7.01. Amendment. This Agreement may be amended from time to time by the parties hereto (with the consent of the Majority Certificateholder), provided that any amendment be accompanied by (i) a letter from the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to the Notes and (ii) an Officer’s Certificate of the Sponsor, that such amendment will not cause the Trust to fail to qualify as a “qualified special purpose entity” under Financial Accounting Standard 140.
          In addition, the prior written consent of the Swap Provider shall be required for any amendment that materially adversely affects in any respect the rights and interest hereunder of the Swap Provider.
          Section 7.02. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
          Section 7.03. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if when delivered to:
(a) in the case of the Depositor:
Financial Asset Securities Corp.
600 Steamboat Road
Greenwich, Connecticut 06830
Attention: Legal
(b) in the case of the Originator or Servicer:
Centex Home Equity Company, LLC
2828 N. Harwood Street, 11th Floor
Dallas, Texas 75201
Attention: Chief Financial Officer
(c) in the case of Rating Agencies:
Moody’s Investors Service, Inc.
4th Floor
99 Church Street
New York, New York 10007
Attention: Residential Mortgage Monitoring Unit
Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.
55 Water Street — 41st Floor
New York, New York 10041
Attention: Asset Backed Surveillance Group

(d) in the case of the Owner Trustee, the Corporate Trust Office:
Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890
Attention: Corporate Trust Administration
(e) in the case of the Issuer, to Newcastle Mortgage Securities Trust 2006-1:
c/o Newcastle Investment Corp.
750 B Street, Suite 2700
San Diego, CA 92101
Attention: Legal
with a copy to the Sponsor at the address in (g) below.
(f) in the case of the Indenture Trustee:
JPMorgan Chase Bank, N.A.
4 New York Plaza, 6th Floor
New York, New York 10004-2477
Attention: Worldwide Securities Services/Structured Finance Services: Newcastle Mortgage Securities
Trust 2006-1
(g) in the case of the Sponsor:
Newcastle Investment Corp.
1245 Avenue of the Americas
New York, New York 10022
Attention: Debra Hess
or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Noteholder shall be given by first class mail, postage prepaid, at the address of such Noteholder as shown in the Note Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Noteholder receives such notice. Any notice or other document required to be delivered or mailed by the Indenture Trustee to any Rating Agency shall be given on a reasonable efforts basis and only as a matter of courtesy and accommodation and the Indenture Trustee shall have no liability for failure to deliver such notice or document to any Rating Agency.
          Section 7.04. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Notes or the rights of the Noteholders thereof.
          Section 7.05. Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto, the Noteholders, the Owner Trustee, the Indenture Trustee and their respective successors and permitted assigns. Except as otherwise provided in this Agreement, no other Person will have any right or obligation hereunder. The Indenture Trustee shall have the right to exercise all rights of the Issuer under this Agreement.
          Section 7.06. Counterparts. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.
          Section 7.07. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.
          Section 7.08. Termination. The respective obligations and responsibilities of the Servicer and the Issuer created hereby shall terminate upon the satisfaction and discharge of the Indenture pursuant to Section 4.10 thereof.
          Section 7.09. No Petition. The Servicer, by entering into this Agreement, hereby covenants and agrees that it will not at any time institute against the Issuer, or join in any institution against the Issuer, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations of the Issuer. This section shall survive the termination of this Agreement by one year.
          Section 7.10. No Recourse. The Servicer acknowledges that no recourse may be had against the Issuer, except as may be expressly set forth in this Agreement.
          Section 7.11. Indenture Trustee Rights. The Indenture Trustee shall be entitled to the same rights, protections, indemnities and immunities afforded to it under the Indenture as if specifically set forth herein.
          Section 7.12. Compliance. In order to comply with its duties under the U.S.A. Patriot Act, the Indenture Trustee may obtain and verify certain information and documentation from the Servicer hereto, including but not limited to such Servicer’s name, address, and other identifying information.
          Section 7.13. Intention of the Parties and Interpretation. Each of the parties acknowledges and agrees that the purpose of Sections 3.20, 3.21 and 4.02 of this Agreement is to facilitate compliance by the Depositor with the provisions of Regulation AB promulgated by the Securities and Exchange Commission under the 1934 Act (17 C.F.R. §§ 229.1100 — 229.1123), as such may be amended from time to time and subject to clarification and interpretive advice as may be issued by the staff of the Securities and Exchange Commission from time to time. Therefore, each of the parties agrees that (a) the obligations of the parties hereunder shall be interpreted in such a manner as to accomplish that purpose, (b) the parties’ obligations hereunder will be supplemented and modified as necessary to be consistent with any such amendments, interpretive advice or guidance, convention or consensus among active participants in the asset-backed securities markets, advice of counsel, or otherwise in respect of the requirements of Regulation AB, (c) the parties shall comply with reasonable requests made by the Depositor for delivery of additional or different information as the Depositor may determine in good faith is necessary to comply with the provisions of Regulation AB, and (d) no amendment of this Agreement shall be required to effect any such changes in the parties’ obligations as are necessary to accommodate evolving interpretations of the provisions of Regulation AB.

ARTICLE VIII
DUTIES OF THE ADMINISTRATOR
          Section 8.01. Administrative Duties.
          (a) Duties with Respect to the Indenture. The Administrator shall perform all its duties and the duties of the Issuer under the Indenture. In addition, the Administrator shall consult with the Owner Trustee as the Administrator deems appropriate regarding the duties of the Issuer under the Indenture. The Administrator shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the Issuer’s duties under the Indenture. The Administrator shall prepare for execution by the Issuer or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, Notes and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Indenture. In furtherance of the foregoing, the Administrator shall take all necessary action that is the duty of the Issuer to take pursuant to the Indenture.
          (b) Duties with Respect to the Issuer.
          (i) In addition to the duties of the Administrator set forth in this Agreement or any of the Basic Documents, the Administrator shall perform such calculations and shall prepare for execution by the Issuer or the Owner Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to this Agreement or any of the Basic Documents or under state and federal tax and securities laws (including, but not limited to, UCC filings in applicable jurisdictions and annual compliance certificates, if any), and at the request of the Owner Trustee or the Indenture Trustee shall take all appropriate action that it is the duty of the Issuer to take pursuant to this Agreement or any of the Basic Documents. In accordance with the directions of the Issuer or the Owner Trustee, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Notes (including the Basic Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the Issuer, the Indenture Trustee or the Owner Trustee.
          (ii) Notwithstanding anything in this Agreement or any of the Basic Documents to the contrary, the Administrator shall be responsible for promptly notifying the Owner Trustee and Certificate Paying Agent in the event that any withholding tax is imposed on the Issuer’s payments (or allocations of income) to an Owner (as defined in the Trust Agreement) as contemplated in Section 5.03 of the Trust Agreement. Any such notice shall be in writing and specify the amount of any withholding tax required to be withheld by the Owner Trustee or the Certificate Paying Agent pursuant to such provision.
          (iii) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Administrator’s opinion, no less favorable to the Issuer in any material respect than with terms made available to unrelated third parties.
          (c) Tax Matters. The Administrator shall prepare, on behalf of the Owner Trustee, financial statements and such annual or other reports of the Issuer as are necessary for the preparation by the Indenture Trustee of tax returns and information reports as provided in Section 5.03 of the Trust Agreement, including, without limitation, Form 1099.
          (d) Non-Ministerial Matters. With respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action pursuant to this Article VIII unless within a reasonable time before the taking of such action, the Administrator shall have notified the Owner Trustee and the Indenture

          Trustee of the proposed action and the Owner Trustee and, with respect to items (A), (B), (C) and (D) below, the Indenture Trustee shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, “non-ministerial matters” shall include:
               (A) the amendment of or any supplement to the Indenture;
               (B) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Mortgage Loans);
               (C) the amendment, change or modification of this Agreement or any of the Basic Documents to which the Indenture Trustee or the Owner Trustee, as applicable, is a party;
               (D) the appointment of successor Certificate Paying Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of successor Servicers or the consent to the assignment by the Certificate Registrar, Certificate Paying Agent or Indenture Trustee of its obligations under the Indenture; and
               (E) the removal of the Indenture Trustee.
          (e) Sponsor shall act as Administrator. By execution of this Agreement, the Sponsor agrees to be bound as Administrator and shall perform the obligations of the Administrator as described herein.
          Section 8.02. Records. The Administrator shall maintain appropriate books of account and records relating to services performed under this Agreement, which books of account and records shall be accessible for inspection by the Issuer, the Indenture Trustee and the Owner Trustee at any time during normal business hours.
          Section 8.03. Additional Information to be Furnished. The Administrator shall furnish to the Issuer, the Indenture Trustee and the Owner Trustee from time to time such additional information regarding the Mortgage Loans and the Notes as the Issuer, the Indenture Trustee or the Owner Trustee shall reasonably request.
          Section 8.04. No Recourse to Owner Trustee. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee of Newcastle Mortgage Securities Trust 2006-1, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability of Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or any other related documents.

          IN WITNESS WHEREOF, the Depositor, the Servicer, the Originator, the Issuer and the Indenture Trustee have caused this Sale and Sale and Servicing Agreement to be duly executed by their respective officers or representatives all as of the day and year first above written.

FINANCIAL ASSET SECURITIES CORP., as Depositor
By:	/s/ Patrick Leo
	Name:	Patrick Leo
	Title:	Vice President

CENTEX HOME EQUITY COMPANY, LLC, as Originator and Servicer
By:	/s/ Gregory Oniu
	Name:	Gregory Oniu
	Title:	Senior Vice President

NEWCASTLE MORTGAGE SECURITIES TRUST 2006-1, as Issuer By: Wilmington Trust Company, not in its individual capacity, but solely as Owner Trustee
By:	/s/ Joann A. Rozell
	Name:	Joann A. Rozell
	Title:	Assistant Vice President

JPMORGAN CHASE BANK, N.A., as Indenture Trustee
By:	/s/ Steve M. Husbands
	Name:	Steve M. Husbands
	Title:	Assistant Vice President

For purposes of Article VIII: NEWCASTLE INVESTMENT CORP., as Sponsor
By:	/s/ Ken Riis
	Name:	Ken Riis
	Title:	President

EXHIBIT A
FORM OF ASSIGNMENT AGREEMENT

ASSIGNMENT AND RECOGNITION AGREEMENT
          THIS ASSIGNMENT AND RECOGNITION AGREEMENT, dated April 6, 2006, (“Agreement”) among NIC WL LLC (the “Assignor”), Financial Asset Securities Corp. (the “Assignee”) and Centex Home Equity Company, LLC (the “Company”):
          The parties hereto hereby agree as follows:
Assignment and Conveyance
          1. The Assignor hereby conveys, sells, grants, transfers and assigns to the Assignee, without recourse, all of the right, title and interest of the Assignor, as purchaser, in, to and under: (i) those certain Mortgage Loans listed as being originated by the Company on the schedule (the “Mortgage Loan Schedule”) attached hereto as Exhibit A (the “Mortgage Loans”), all interest accruing thereon on and after March 1, 2006 and all collections in respect of interest and principal due after March 1, 2006 (other than collections of interest accrued prior to March 1, 2006); (ii) property which secured each such Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (ii) its interest in any insurance policies in respect of the Mortgage Loans; and (iv) that certain Master Mortgage Loan Purchase and Interim Servicing Agreement dated as of February 28, 2006, as amended (the “Purchase Agreement”), among the Assignor, as purchaser (the “Purchaser”), the Company, as originator and servicer (the “Originator” and the “Servicer”, respectively) and the Harwood Street Funding II, LLC, as seller (the “Seller”), solely insofar as the Purchase Agreement relates to the Mortgage Loans.
          The Assignor specifically reserves and does not assign to the Assignee hereunder any and all right, title and interest in, to and under and any obligations of the Assignor with respect to (i) any mortgage loans subject to the Purchase Agreement which are not the Mortgage Loans set forth on the Mortgage Loan Schedule and are not the subject of this Agreement and (ii) any collections in respect of interest and principal due on or before March 1, 2006 and any collections of interest accrued prior to March 1, 2006.
          In consideration for the Mortgage Loans assigned hereunder, the Assignee shall, on the date hereof, deliver to or upon the order of the Assignor or its designee (i) an amount, in immediately available funds, equal to the net proceeds of the sale of the Class A and the Mezzanine Notes (other than the Class M-9, Class M-10 and Class M-11 Notes), (ii) the Class M-9, Class M-10 and Class M-11 Notes (the “Retained Notes”) and (iii) the Owner Trust Certificates.
Recognition of the Company
          2. From and after the date hereof, the Company shall and does hereby recognize that the Assignee will transfer the Mortgage Loans and assign its rights under the Purchase Agreement (solely to the extent set forth herein) and this Agreement to Newcastle Mortgage Securities Trust 2006-1 (the “Trust”) created pursuant to the Amended and Restated Trust Agreement, dated as of April 6, 2006, among the

Assignee, Wilmington Trust Company as owner trustee (the “Owner Trustee”) and JPMorgan Chase Bank, N.A., as certificate registrar (the “Certificate Registrar”) (the “Trust Agreement”) and the Indenture, dated April 6, 2006, between the Trust and JPMorgan Chase Bank, N.A. as indenture trustee (the “Indenture Trustee”) (the “Indenture”). The Company hereby acknowledges and agrees that from and after the date hereof (i) the Trust will be the owner of the Mortgage Loans, (ii) the Company shall look solely to the Trust for performance of any obligations of the Assignor insofar as they relate to the enforcement of the representations, warranties and covenants with respect to the Mortgage Loans, (iii) the Trust (including the Indenture Trustee and the Servicer acting on the Trust’s behalf) shall have all the rights and remedies available to the Assignor, insofar as they relate to the Mortgage Loans, under the Purchase Agreement, including, without limitation, the enforcement of the document delivery requirements and remedies with respect to breaches of representations and warranties set forth in the Purchase Agreement, and shall be entitled to enforce all of the obligations of the Company thereunder insofar as they relate to the Mortgage Loans, and (iv) all references to the Purchaser (insofar as they relate to the rights, title and interest and, with respect to obligations of the Purchaser, only insofar as they relate to the enforcement of the representations, warranties and covenants of the Company) or the Custodian under the Purchase Agreement insofar as they relate to the Mortgage Loans, shall be deemed to refer to the Trust (including the Indenture Trustee and the Servicer acting on the Trust’s behalf). Neither the Company nor the Assignor shall amend or agree to amend, modify, waiver, or otherwise alter any of the terms or provisions of the Purchase Agreement which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans or the Company’s performance under the Purchase Agreement with respect to the Mortgage Loans without the prior written consent of the Indenture Trustee.
Representations and Warranties of the Company
          3. The Company warrants and represents to the Assignor, the Assignee and the Trust as of the date hereof that:
     (a) The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;
     (b) The Company has full power and authority to execute, deliver and perform its obligations under this Agreement and has full power and authority to perform its obligations under the Purchase Agreement. The execution by the Company of this Agreement is in the ordinary course of the Company’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Company’s charter or bylaws or any legal restriction, or any material agreement or instrument to which the Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject. The execution, delivery and performance by the Company of this Agreement have been duly authorized by all necessary corporate action on part of the Company. This Agreement has been duly executed and delivered by the Company, and, upon the due authorization, execution and delivery by the Assignor and the

Assignee, will constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;
     (c) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Company in connection with the execution, delivery or performance by the Company of this Agreement; and
     (d) There is no action, suit, proceeding or investigation pending or threatened against the Company, before any court, administrative agency or other tribunal, which would draw into question the validity of this Agreement or the Purchase Agreement, or which, either in any one instance or in the aggregate, would result in any material adverse change in the ability of the Company to perform its obligations under this Agreement or the Purchase Agreement, and the Company is solvent.
          4. Pursuant to Section 12 of the Purchase Agreement, the Company hereby represents and warrants, for the benefit of the Assignor, the Assignee and the Trust, that the representations and warranties set forth in Sections 7.01 and 7.02 of the Purchase Agreement attached hereto as Exhibit B, are true and correct as of the date hereof as if such representations and warranties were made on the date hereof, except that the representation and warranty set forth in Section 7.02(a) shall, for purposes of this Agreement, relate to the Mortgage Loan Schedule attached hereto.
Remedies for Breach of Representations and Warranties
          5. The Company hereby acknowledges and agrees that the remedies available to the Assignor, the Assignee and the Trust (including the Indenture Trustee and the Servicer acting on the Trust’s behalf) in connection with any breach of the representations and warranties made by the Company set forth in Sections 3 and 4 hereof shall be as set forth in Subsection 7.03 of the Purchase Agreement as if they were set forth herein (including without limitation the repurchase and indemnity obligations set forth therein).
          Notwithstanding the foregoing, the Assignor may, at its option, satisfy any obligation of the Company with respect to any breach of representation and warranty made by the Company regarding the Mortgage Loans.
Miscellaneous
          6. This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          7. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced, with the prior written consent of the Indenture Trustee.
          8. This Agreement shall inure to the benefit of (i) the successors and assigns of the parties hereto and (ii) the Trust (including the Indenture Trustee and the Servicer acting on the Trust’s behalf). Any entity into which Assignor, Assignee or Company may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Assignee or Company, respectively, hereunder.
          9. Each of this Agreement and the Purchase Agreement shall survive the conveyance of the Mortgage Loans and the assignment of the Purchase Agreement (to the extent assigned hereunder) by Assignor to Assignee and by Assignee to the Trust and nothing contained herein shall supersede or amend the terms of the Purchase Agreement.
          10. This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.
          11. In the event that any provision of this Agreement conflicts with any provision of the Purchase Agreement with respect to the Mortgage Loans, the terms of this Agreement shall control.
          12. The Assignor shall notify the Assignee of any proposed disposition of the Retained Notes that would require the delivery of an updated prospectus supplement (as determined by the Assignor or the Assignee in its reasonable discretion) reasonably in advance of settlement of such disposition, and the Assignor shall provide to the Assignee all information about the disposition and the prospective transferees which the Assignee reasonably requests.
          At the time of the Assignor’s notice as required above (or, in the case of information concerning the Mortgage Loans, as soon thereafter as practicable), the Assignor shall fully inform the Assignee with respect to all information that may be necessary in order to correct any untrue statement of a material fact in the Prospectus Supplement, or to prevent any omission of a material fact necessary to make the statements in the Prospectus Supplement not misleading in light of the circumstances in which they are made in connection with the disposition of the Retained Notes, and the Assignor and the Assignee shall cooperate with one another in connection with the preparation and use of any supplement to the Prospectus Supplement required by the Assignee or the Assignor in its reasonable discretion.

          13. Capitalized terms used in this Agreement (including the exhibits hereto) but not defined in this Agreement shall have the meanings given to such terms in the Indenture.
[SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

NIC WL LLC

By:
Name:
Title

FINANCIAL ASSET SECURITIES CORP.

By:
Name:
Title

CENTEX HOME EQUITY COMPANY, LLC

By:
Name:
Title

EXHIBIT A
Mortgage Loan Schedule
[Intentionally omitted]

EXHIBIT B
Representations and Warranties
     Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Purchase Agreement.

Subsection 7.01.	Representations and Warranties Respecting the Seller and Servicer
          The Seller represents, warrants and covenants to the Initial Purchaser and to any subsequent Purchaser as of the initial Closing Date and each subsequent Closing Date or as of such date specifically provided herein or in the applicable Assignment and Conveyance:
          (i) The Seller is a Delaware company duly organized, validly existing and in good standing under the laws of Delaware. The Seller has all licenses necessary to carry out its business as now being conducted, and is licensed and qualified to transact business in and is in good standing under the laws of each state in which any Mortgaged Property is located or is otherwise exempt under applicable law from such licensing or qualification or is otherwise not required under applicable law to effect such licensing or qualification and no demand for such licensing or qualification has been made upon the Seller by any such state, and in any event the Seller is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of each Mortgage Loan and the servicing of the Mortgage Loans in accordance with the terms of this Agreement. No licenses or approvals obtained by the Seller have been suspended or revoked by any court, administrative agency, arbitrator or governmental body and no proceedings are pending which might result in such suspension or revocation;
          (ii) The Seller has the full limited liability company power and authority to hold each Mortgage Loan, to sell each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement. The Seller has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or reorganization;
          (iii) The execution and delivery of this Agreement by the Seller and the performance of and compliance with the terms of this Agreement will not violate the Seller’s Certificate of Formation or limited liability company agreement or constitute a default under or result in a breach or acceleration of, any material contract, agreement or other instrument to which the Seller is a party or which may be applicable to the Seller or its assets;

          (iv) The Seller is not in violation of, and the execution and delivery of this Agreement by the Seller and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over the Seller or its assets, which violation might have consequences that would materially and adversely affect the condition (financial or otherwise) or the operation of the Seller or its assets or might have consequences that would materially and adversely affect the performance of its obligations and duties hereunder;
          (v) The Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement applicable to the Seller;
          (vi) Immediately prior to the payment of the Purchase Price for each Mortgage Loan, the Seller or the Servicer was the owner of the related Mortgage and the indebtedness evidenced by the related Mortgage Note and upon the payment of the Purchase Price by the Purchaser;
          (vii) There are no actions or proceedings against, or investigations of, the Seller before any court, administrative or other tribunal (A) that might prohibit its entering into this Agreement, (B) seeking to prevent the sale of the Mortgage Loans or the consummation of the transactions contemplated by this Agreement or (C) that might prohibit or materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement;
          (viii) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained prior to the Closing Date;
          (ix) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Seller, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions;
          (x) Neither this Agreement nor any written statement, report or other document prepared and furnished or to be prepared and furnished by the Seller pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;
          (xi) The transfer of the Mortgage Loans shall be treated as a sale on the books and records of Seller, and Seller has determined that, and will treat, the disposition of the Mortgage Loans pursuant to this Agreement for tax and accounting purposes as a sale;
          (xii) The consideration received by the Seller upon the sale of the Mortgage loans constitutes fair consideration and reasonably equivalent value for such Mortgage Loans;
          (xiii) Seller is solvent and will not be rendered insolvent by the consummation of the transactions contemplated hereby. The Seller is not transferring any Mortgage loan with any intent to hinder, delay or defraud any of its creditors;
          (xiv) The Seller has not dealt with any broker, investment banker, agent or other person that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans; and
          (xv) The Seller is the sole legal, beneficial and equitable owner of the Mortgage Note and the Mortgage and has full right to transfer and sell the Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest.
          (xvi) The Servicer represents, warrants and covenants to the Initial Purchaser and to any subsequent Purchaser as of the initial Closing Date and each subsequent Closing Date or as of such date specifically provided herein or in the applicable Assignment and Conveyance:
          (xvii) The Servicer is duly organized, validly existing and in good standing under the laws of the state of Delaware and has all licenses necessary to carry on its business as now being conducted. It is licensed in, qualified to transact business in and is in good standing under the laws of the state in which any Mortgaged Property is located and is and will remain in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and the servicing of the Mortgage Loan in accordance with the terms of this Agreement. No licenses or approvals obtained by Servicer have been suspended or revoked by any court, administrative agency, arbitrator or governmental body and no proceedings are pending which might result in such suspension or revocation;
          (xviii) The Servicer has the full power and authority to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement. The Servicer has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a legal, valid and binding obligation of the Servicer, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or reorganization;
          (xix) The execution and delivery of this Agreement by the Servicer and the performance of and compliance with the terms of this Agreement will not violate the Servicer’s Certificate of Formation and limited liability company agreement or constitute a default under or result in a breach or acceleration of, any material contract, agreement or other instrument to which the Servicer is a party or which may be applicable to the Servicer or its assets;
          (xx) The Servicer is not in violation of, and the execution and delivery of this Agreement by the Servicer and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over the Servicer or its assets, which violation might have consequences that would materially and adversely affect the condition (financial or otherwise) or the operation of the Servicer or its assets or might have consequences that would materially and adversely affect the performance of its obligations and duties hereunder;;
          (xxi) The Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;
          (xxii) The Mortgage Note, the Mortgage, the Assignment of Mortgage and any other documents required to be delivered with respect to each Mortgage Loan pursuant to the Custodial Agreement, have been delivered to the Custodian all in compliance with the specific requirements of the Custodial Agreement. With respect to each Mortgage Loan, the Servicer is in possession of a complete Mortgage File in compliance with Exhibit 5, except for such documents as have been delivered to the Custodian;
          (xxiii) In the event that the Servicer retains record title, the Servicer shall retain such record title to each Mortgage, each related Mortgage Note and the related Mortgage Files with respect thereto in trust for the Purchaser as the owner thereof and only for the purpose of servicing and supervising the servicing of each Mortgage Loan;
          (xxiv) There are no actions or proceedings against, or investigations of, the Servicer before any court, administrative or other tribunal (A) that might prohibit its entering into this Agreement, (B) seeking to prevent the consummation of the transactions contemplated by this Agreement or (C) that might prohibit or materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement;
          (xxv) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of, or compliance by the Servicer with, this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained prior to the Closing Date;

          (xxvi) Servicer shall maintain complete records for each Mortgage Loan which shall be clearly marked to reflect the ownership of each Mortgage Loan by Purchaser; and
          (xxvii) Neither this Agreement nor any written statement, report or other document prepared and furnished or to be prepared and furnished by the Servicer pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading.
          (xxviii) The Servicer is an approved servicer of conventional loans for Fannie Mae or Freddie Mac.
          (xxix) The Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the MERS Mortgage Loans for as long as such Mortgage Loans are registered with MERS.

Subsection 7.02.	Representations and Warranties Regarding Individual Mortgage Loans.
          The Servicer hereby represents and warrants to the Initial Purchaser and to any subsequent Purchaser that, as to each Mortgage Loan, as of the related Closing Date for such Mortgage Loan:
          (xxx) The information set forth in the related Mortgage Loan Schedule is complete, true and correct;
          (xxxi) The Mortgage Loan is in compliance with all requirements set forth in the related Confirmation, and the characteristics of the related Mortgage Loan Package as set forth in the related Confirmation are true and correct; provided, however, that in the event of any conflict between the terms of any Confirmation and this Agreement, the terms of the Confirmation shall control, except to the extent specifically set forth in the Confirmation;
          (xxxii) Neither the Seller nor the Servicer has advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by the Mortgage Note or Mortgage; no Mortgage Loan is fifty-nine (59) or more days delinquent (pursuant to the delinquency methodology acceptable to the Office of Thrift Supervision) as of the Closing Date;
          (xxxiii) There are no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges that would constitute a lien superior to the Mortgage, affecting the related Mortgaged Property;

          (xxxiv) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage, and which have been delivered to the Custodian; the substance of any such waiver, alteration or modification has been approved by the title insurer, to the extent required by the related policy, and is reflected on the related Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to the Custodian and the terms of which are reflected in the related Mortgage Loan Schedule;
          (xxxv) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto. Each Prepayment Charge or penalty with respect to any Mortgage Loan is permissible, enforceable and collectible under applicable federal, state and local law;
          (xxxvi) All buildings upon the Mortgaged Property are insured by a Qualified Insurer acceptable to Fannie Mae and Freddie Mac against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, pursuant to insurance policies providing coverage in an amount not less than the greatest of (i) 100% of the replacement cost of all improvements to the Mortgaged Property, (ii) either (A) the outstanding principal balance of the Mortgage Loan with respect to each first lien Mortgage Loan or (B) with respect to each second lien Mortgage Loan, the sum of the outstanding principal balance of the related first lien mortgage loan and the outstanding principal balance of the second lien Mortgage Loan, or (iii) the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property, and consistent with the amount that would have been required as of the date of origination in accordance with the Underwriting Guidelines. All such insurance policies contain a standard mortgagee clause naming the Seller, its successors and assigns as mortgagee and all premiums thereon have been paid. If the Mortgaged Property is in an area identified on a Flood Hazard Map or Flood Insurance Rate Map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of Fannie Mae and Freddie Mac. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor’s cost and expense, and on the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor’s cost and expense and to seek reimbursement therefore from the Mortgagor;

          (xxxvii) Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, predatory and abusive lending, consumer credit protection, equal credit opportunity, fair housing or disclosure laws applicable to the origination and servicing of mortgage loans of a type similar to the Mortgage Loans and applicable to any prepayment penalty associated with the Mortgage Loans at origination have been complied with;
          (xxxviii) The Mortgage has not been satisfied, cancelled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release;
          (xxxix) The Mortgage (including any Negative Amortization which may arise thereunder) is a valid, existing and enforceable (A) first lien and first priority security interest with respect to each Mortgage Loan which is indicated by the Seller to be a first lien (as reflected on the Mortgage Loan Schedule), or (B) second lien and second priority security interest with respect to each Mortgage Loan which is indicated by the Seller to be a second lien (as reflected on the Mortgage Loan Schedule), in either case, on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (a) the lien of current real property taxes and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender’s title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the Appraised Value of the Mortgaged Property, (c) with respect to each Mortgage Loan which is indicated by the Seller to be a second lien Mortgage Loan (as reflected on the Mortgage Loan Schedule) a first lien on the Mortgaged Property; and (d) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable first or second lien and first or second priority security interest (in each case, as indicated on the Mortgage Loan Schedule) on the property described therein and the Seller has full right to sell and assign the same to the Purchaser;
          (xl) The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms;
          (xli) All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties. The Mortgagor is a natural person;

          (xlii) The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the Mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefore have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage;
          (xliii) The Seller is the sole legal, beneficial and equitable owner of the Mortgage Note and the Mortgage and has full right to transfer and sell the Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest;
          (xliv) All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable “doing business” and licensing requirements of the laws of the state wherein the Mortgaged Property is located;
          (xlv) The Mortgage Loan is covered by an American Land Title Association (“ALTA”) lender’s title insurance policy or a comparable form in the States of California or Texas (which, in the case of an Adjustable Rate Mortgage Loan has an adjustable rate mortgage endorsement in the form of ALTA 6.0 or 6.1), issued by a title insurer acceptable to Fannie Mae and Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (x)(a) and (b), and with respect to any second lien Mortgage Loan (c), above) the Seller or the Servicer, its successors and assigns as to the first or second priority lien (as indicated on the Mortgage Loan Schedule) of the Mortgage in the original principal amount of the Mortgage Loan (including, if the Mortgage Loan provides for Negative Amortization, the maximum amount of Negative Amortization in accordance with the Mortgage) and, with respect to any Adjustable Rate Mortgage Loan, against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment in the Mortgage Interest Rate and Monthly Payment and Negative Amortization provisions of the Mortgage Note. The Seller or Servicer is the sole insured of such lender’s title insurance policy, and such lender’s title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender’s title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such lender’s title insurance policy;
          (xlvi) There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and neither the Seller nor the Servicer has waived any default, breach, violation or event of acceleration. With respect to each second lien Mortgage Loan (i) the related first lien mortgage loan is in full force and effect, (ii) there is no default, breach, violation or event of acceleration existing under such first lien mortgage or the related mortgage note, (iii) no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration thereunder, (iv) either (A) the first lien mortgage contains a provision which allows or (B) applicable law requires, the mortgagee under the second lien Mortgage Loan to receive notice of, and affords such mortgagee an opportunity to cure any default by payment in full or otherwise under the first lien mortgage, (v) the related first lien does not provide for or permit negative amortization under such first lien Mortgage Loan, and (vi) either no consent for the Mortgage Loan is required by the holder of the first lien or such consent has been obtained and is contained in the Mortgage File;
          (xlvii) There are no mechanics’ or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;
          (xlviii) All improvements which were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property;
          (xlix) The Mortgage Loan was originated by the Servicer or by a savings and loan association, a savings bank, a commercial bank or similar banking institution which is supervised and examined by a federal or state authority, or by a mortgagee approved as such by the Secretary of HUD, or by a Qualified Correspondent;
          (l) Principal payments on the Mortgage Loan commenced no more than sixty (60) days after the proceeds of the Mortgage Loan were disbursed. The Mortgage Loan bears interest at the Mortgage Interest Rate. With respect to each Mortgage Loan which is not a Negative Amortization Loan, the Mortgage Note is payable on the day of each month specified in the related Mortgage Note in Monthly Payments, which, in the case of a Fixed Rate Mortgage Loans, are sufficient to fully amortize the original principal balance over the original term thereof (other than with respect to a Mortgage Loan identified on the related Mortgage Loan Schedule as an interest-only Mortgage Loan during the interest-only period or a Mortgage Loan which is identified on the related Mortgage Loan Schedule as a Balloon Mortgage Loan) and to pay interest at the related Mortgage Interest Rate, and, in the case of an Adjustable Rate Mortgage Loan, are changed on each Adjustment Date, and in any case, are sufficient to fully amortize the original principal balance over the original term thereof (other than with respect to a Mortgage Loan identified on the related Mortgage Loan Schedule as an interest-only Mortgage Loan during the interest-only period or a Mortgage Loan which is identified on the related Mortgage Loan Schedule as a Balloon Mortgage Loan) and to pay interest at the related Mortgage Interest Rate. With respect to each Negative Amortization Mortgage Loan, the related Mortgage Note requires a

Monthly Payment which is sufficient during the period following each Payment Adjustment Date, to fully amortize the outstanding principal balance as of the first day of such period (including any Negative Amortization) over the then remaining term of such Mortgage Note and to pay interest at the related Mortgage Interest Rate; provided, that the Monthly Payment shall not increase to an amount that exceeds 107.5% of the amount of the Monthly Payment that was due immediately prior to the Payment Adjustment Date; provided, further, that the payment adjustment cap shall not be applicable with respect to the adjustment made to the Monthly Payment that occurs in a year in which the Mortgage Loan has been outstanding for a multiple of five (5) years and in any such year the Monthly Payment shall be adjusted to fully amortize the Mortgage Loan over the remaining term. With respect to each Mortgage Loan identified on the Mortgage Loan Schedule as an interest-only Mortgage Loan, the interest-only period shall not exceed ten (10) years (or such other period specified on the Mortgage Loan Schedule) and following the expiration of such interest-only period, the remaining Monthly Payments shall be sufficient to fully amortize the original principal balance over the remaining term of the Mortgage Loan and to pay interest at the related Mortgage Interest Rate. With respect to each Balloon Mortgage Loan, the Mortgage Note requires a monthly payment which is sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest Rate and requires a final Monthly Payment substantially greater than the preceding monthly payment which is sufficient to repay the remained unpaid principal balance of the Balloon Mortgage Loan as the Due Date of such monthly payment. The Index for each Adjustable Rate Mortgage Loan is as set forth on the Mortgage Loan Schedule. No Mortgage Loan is a Convertible Mortgage Loan. No Balloon Mortgage Loan has an original stated maturity of less than seven (7) years;
The origination, servicing and collection practices used with respect to each Mortgage Note and Mortgage including, without limitation, the establishment, maintenance and servicing of the Escrow Accounts and Escrow Payments, if any, since origination, have been in all respects legal, proper, prudent and customary in the non conforming mortgage origination and servicing industry. The Mortgage Loan has been serviced by the Servicer and any predecessor servicer in accordance with the terms of the Mortgage Note and Accepted Servicing Practices. With respect to escrow deposits and Escrow Payments, if any, all such payments are in the possession of, or under the control of, the Servicer and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. No escrow deposits or Escrow Payments or other charges or payments due the Servicer have been capitalized under any Mortgage or the related Mortgage Note and no such escrow deposits or Escrow Payments are being held by the Servicer for any work on a Mortgaged Property which has not been completed; provided that, certain Insurance Proceeds may be held by the Servicer in escrow pending the completion of repairs which are required to be made to a Mortgaged Property in connection with the payment of such Insurance Proceeds;
          (li) The Mortgaged Property is free of damage and waste and there is no proceeding pending for the total or partial condemnation thereof;

          (lii) The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (a) in the case of a Mortgage designated as a deed of trust, by trustee’s sale, and (b) otherwise by judicial foreclosure. The Mortgaged Property is not subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws. There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee’s sale or the right to foreclose the Mortgage. The Mortgagor has not notified the Servicer and the Servicer has no knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers’ Civil Relief Act or any similar state law;
          (liii) The Mortgage Loan was underwritten in accordance with the published underwriting standards of Centex Home Equity Company, LLC in effect at the time the Mortgage Loan was originated; and the Mortgage Note and Mortgage are on forms acceptable to prudent lenders in the secondary market;
          (liv) The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage referred to in (x) above;
          (lv) The Mortgage File contains an appraisal of the related Mortgaged Property which satisfied the standards of Fannie Mae and Freddie Mac, was on appraisal form 1004 or form 2055 with an interior inspection and was made and signed, prior to the approval of the Mortgage Loan application, by a qualified appraiser, duly appointed by the Servicer, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the Mortgage Loan and who met the minimum qualifications of Fannie Mae and Freddie Mac, or an insured automated valuation model valuation. Each appraisal of the Mortgage Loan that is not an insured automated valuation model was made in accordance with the relevant provisions of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989;
          (lvi) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee’s sale after default by the Mortgagor;
          (lvii) No Mortgage Loan contains provisions pursuant to which Monthly Payments are (a) paid or partially paid with funds deposited in any separate account established by the Servicer, the Mortgagor, or anyone on behalf of the Mortgagor, (b) paid by any source other than the Mortgagor or (c) contains any other similar provisions which may constitute a “buydown” provision. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature;
          (lviii) The Mortgagor has executed a statement to the effect that the Mortgagor has received all disclosure materials required by applicable law with respect to the making of fixed rate mortgage loans in the case of Fixed Rate Mortgage Loans, and adjustable rate mortgage loans in the case of Adjustable Rate Mortgage Loans and rescission materials with respect to Refinanced Mortgage Loans, and such statement is and will remain in the Mortgage File;
          (lix) No Mortgage Loan was made in connection with (a) the construction or rehabilitation of a Mortgaged Property or (b) facilitating the trade-in or exchange of a Mortgaged Property;
          (lx) The Servicer has no knowledge of any circumstances or condition with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor’s credit standing that can reasonably be expected to cause the Mortgage Loan to be an unacceptable investment, cause the Mortgage Loan to become delinquent, or adversely affect the value of the Mortgage Loan;
          (lxi) No Mortgage Loan had an LTV or a CLTV at origination in excess of 100%. No Mortgage Loan is subject to a lender paid primary mortgage insurance policy;
          (lxii) The Mortgaged Property is lawfully occupied under applicable law; all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities;
          (lxiii) No error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of any person, including without limitation the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan or in the application of any insurance in relation to such Mortgage Loan;
          (lxiv) The Assignment of Mortgage is in recordable form, except for the name of the assignee which is blank, and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;
          (lxv) Any principal advances made to the Mortgagor prior to the Closing Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first or second (as indicated on the Mortgage Loan Schedule) lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee’s consolidated interest or by other title evidence acceptable to Fannie Mae and Freddie Mac. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan plus any Negative Amortization;
          (lxvi) If the Residential Dwelling on the Mortgaged Property is a condominium unit or a unit in a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project meets the eligibility requirements of Fannie Mae and Freddie Mac;
          (lxvii) The source of the down payment with respect to each Mortgage Loan has been fully verified by the Servicer;
          (lxviii) Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;
          (lxix) The Mortgaged Property is in compliance with all applicable environmental laws pertaining to environmental hazards including, without limitation, asbestos, and neither the Seller nor the Servicer nor, to the Seller’s or the Servicer’s knowledge, the related Mortgagor, has received any notice of any violation or potential violation of such law;
          (lxx) The Servicer shall, at its own expense, cause each Mortgage Loan to be covered by a Tax Service Contract which is assignable to the Purchaser or its designee; provided however, that if the Servicer fails to purchase such Tax Service Contract, the Servicer shall be required to reimburse the Purchaser for all costs and expenses incurred by the Purchaser in connection with the purchase of any such Tax Service Contract;
          (lxxi) Each Mortgage Loan is covered by a Flood Zone Service Contract which is assignable to the Purchaser or its designee or, for each Mortgage Loan not covered by such Flood Zone Service Contract, the Servicer agrees to purchase such Flood Zone Service Contract;
          (lxxii) No Mortgage Loan is (a)(1) subject to the provisions of the Homeownership and Equity Protection Act of 1994 as amended (“HOEPA”) or (2) has an APR or total points and fees that are equal to or exceeds the HOEPA thresholds (as defined in 12 CFR 226.32 (a)(1)(i) and (ii)), (b) subject to any comparable federal, state or local statutes or regulations, or any other statute or regulation providing for heightened regulatory scrutiny or assignee liability to holders of such mortgage loans, (c) a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the current Standard & Poor’s LEVELS® Glossary Revised, Appendix E) or (d) a “high cost” mortgage loan, “covered” mortgage loan (excluding home loans defined as “covered home loans” pursuant to clause (1) of the definition of that term in the New Jersey Home Ownership Security Act), “high risk Home” mortgage loan, or “predatory” mortgage loan or any other comparable term, no matter how defined under any federal, state, or local law ;
          (lxxiii) No predatory, abusive, or deceptive lending practices, including but not limited to, the extension of credit to a Mortgagor without regard for the Mortgagor’s ability to repay the Mortgage Loan and the extension of credit to a mortgagor which has no apparent benefit to the Mortgagor, were employed in connection with the origination of the Mortgage Loan;
          (lxxiv) The debt-to-income ratio of the related Mortgagor was not greater than 60% at the origination of the related Mortgage Loan;
          (lxxv) No Mortgagor was required to purchase any credit insurance product (e.g., life, mortgage, disability, accident, unemployment or health insurance product) or debt cancellation agreement as a condition of obtaining the extension of credit and no Mortgagor in connection with a Mortgage Loan originated on or after October 1, 2002, obtained a prepaid single premium credit insurance policy (e.g., life, mortgage, disability, accident, unemployment or health insurance) or debt cancellation agreement in connection with the origination of the Mortgage Loan. No proceeds from any Mortgage Loan originated on or after October 1, 2002, were used to purchase single premium credit insurance policies or debt cancellation agreements as part of the origination of, or as a condition to closing, such Mortgage Loan;
          (lxxvi) The Mortgage Loans were not selected from the outstanding one- to four-family mortgage loans in the Seller’s portfolio as to which the representations and warranties set forth in this Agreement could be made at the related Closing Date in a manner so as to affect adversely the interests of the Purchaser;
          (lxxvii) The Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder;
          (lxxviii) The Mortgage Loan complies with all applicable consumer credit statutes and regulations, including, without limitation, the respective Uniform Consumer Credit Code laws in effect in Alabama, Colorado, Idaho, Indiana, Iowa, Kansas, Maine, Oklahoma, South Carolina, Utah, West Virginia and Wyoming, has been originated by a properly licensed entity, and in all other respects, complies with all of the material requirements of any such applicable laws;
          (lxxix) The information set forth in the Mortgage Loan Schedule as to Prepayment Charges is complete, true and correct in all material respects and each Prepayment Charge is permissible, enforceable and collectable in accordance with its terms upon the Mortgagor’s full and voluntary principal payment under applicable law;
          (lxxx) The Mortgage Loan was not prepaid in full prior to the Closing Date and the Servicer has not received notification from a Mortgagor that a prepayment in full shall be made after the Closing Date;
          (lxxxi) No Mortgage Loan is secured by cooperative housing, commercial property or mixed use property, and each Mortgage Loan is secured by a “single family” residence within the meaning of Section 25(c)(10) of the Code;

          (lxxxii) With respect to any Mortgage Loan which is secured by manufactured housing, if such Mortgage Loans are permitted hereunder, such Mortgage Loan satisfies the requirements for inclusion in residential mortgage backed securities transactions rated by Standard & Poor’s Ratings Services and such manufactured housing is the principal residence of the Mortgagor at the time of the origination of the Mortgage Loan;
          (lxxxiii) Each Mortgage Loan constitutes a “qualified mortgage” under Section 860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1);
          (lxxxiv) No Mortgage Loan is secured by real property or secured by a manufactured home located in the state of Georgia unless (x) such Mortgage Loan was originated prior to October 1, 2002 or after March 6, 2003, or (y) the property securing the Mortgage Loan is not, nor will be, occupied by the Mortgagor as the Mortgagor’s principal dwelling. No Mortgage Loan is a “High Cost Home Loan” as defined in the Georgia Fair Lending Act, as amended (the “Georgia Act”). Each Mortgage Loan that is a “Home Loan” under the Georgia Act complies with all applicable provisions of the Georgia Act. No Mortgage Loan secured by owner occupied real property or an owner occupied manufactured home located in the State of Georgia was originated (or modified) on or after October 1, 2002 through and including March 6, 2003;
          (lxxxv) No Mortgage Loan is a “High-Cost” loan as defined under the New York Banking Law Section 6-1, effective as of April 1, 2003;
          (lxxxvi) No Mortgage Loan (a) is secured by property located in the State of New York; (b) had an unpaid principal balance at origination of $300,000 or less, and (c) has an application date on or after April 1, 2003, the terms of which Mortgage Loan equal or exceed either the APR or the points and fees threshold for “high-cost home loans”, as defined in Section 6-1 of the New York State Banking Law;
          (lxxxvii) No Mortgage Loan is a “High Cost Home Loan” as defined in the Arkansas Home Loan Protection Act effective July 16, 2003 (Act 1340 or 2003);
          (lxxxviii) No Mortgage Loan is a “High Cost Home Loan” as defined in the Kentucky high-cost loan statute effective June 24, 2003 (Ky. Rev. Stat. Section 360.100);
          (lxxxix) No Mortgage Loan secured by property located in the State of Nevada is a “home loan” as defined in the Nevada Assembly Bill No. 284;
          (xc) No Mortgage Loan is a “manufactured housing loan” or “home improvement home loan” pursuant to the New Jersey Home Ownership Act. No Mortgage Loan is a “High-Cost Home Loan” or a refinanced “Covered Home Loan,” in each case, as defined in the New Jersey Home Ownership Act effective November 27, 2003 (N.J.S.A. 46;10B-22 et seq.);

          (xci) No Mortgage Loan is a subsection 10 mortgage under the Oklahoma Home Ownership and Equity protection Act;
          (xcii) No Mortgage Loan is a “High-Cost Home Loan” as defined in the New Mexico Home Loan Protection Act effective January 1, 2004 (N.M. Stat. Ann. §§ 58-21A-1 et seq.);
          (xciii) No Mortgage Loan is a “High-Risk Home Loan” as defined in the Illinois High-Risk Home Loan Act effective January 1, 2004 (815 Ill. Comp. Stat. 137/1 et seq.);
          (xciv) No Loan that is secured by property located within the State of Maine meets the definition of a (i) “high-rate, high-fee” mortgage loan under Article VIII, Title 9-A of the Maine Consumer Credit Code or (ii) “High-Cost Home Loan”as defined under the Maine House Bill 383 L.D. 494, effective as of September 13, 2003;
          (xcv) With respect to any Loan for which a mortgage loan application was submitted by the Mortgagor after April 1, 2004, no such Loan secured by Mortgaged Property in the State of Illinois which has a Loan Interest Rate in excess of 8.0% per annum has lender-imposed fees (or other charges) in excess of 3.0% of the original principal balance of the Loan;
          (xcvi) No Mortgage Loan is a “High Cost Home Mortgage Loan” as defined in the Massachusetts Predatory Home Loan Practices Act, effective November 7, 2004 (Mass. Ann. Laws Ch. 183C). No Mortgage Loan secured by a Mortgaged Property located in the Commonwealth of Massachusetts was made to pay off or refinance an existing loan or other debt of the related borrower (as the term “borrower” is defined in the regulations promulgated by the Massachusetts Secretary of State in connection with Massachusetts House Bill 4880 (2004)) unless either (1) (a) the related Mortgage Interest Rate (that would be effective once the introductory rate expires, with respect to Adjustable Rate Mortgage Loans) did or would not exceed by more than 2.25% the yield on United States Treasury securities having comparable periods of maturity to the maturity of the related Mortgage Loan as of the fifteenth day of the month immediately preceding the month in which the application for the extension of credit was received by the related lender or (b) the Mortgage Loan is an “open-end home loan”(as such term is used in the Massachusetts House Bill 4880 (2004)) and the related Mortgage Note provides that the related Mortgage Interest Rate may not exceed at any time the Prime rate index as published in The Wall Street Journal plus a margin of one percent, or (2) such Mortgage Loan is in the “borrower’s interest,” as documented by a “borrower’s interest worksheet” for the particular Mortgage Loan, which worksheet incorporates the factors set forth in Massachusetts House Bill 4880 (2004) and the regulations promulgated thereunder for determining “borrower’s interest,” and otherwise complies in all material respects with the laws of the Commonwealth of Massachusetts;

          (xcvii) No Loan is a “High Cost Home Loan” as defined by the Indiana Home Loan Practices Act, effective January 1, 2005 (Ind. Code Ann. §§ 24-9-1 et seq.);
          (xcviii) The Mortgagee has not made or caused to be made any payment in the nature of an “average” or “yield spread premium” to a mortgage broker or a like Person which has not been fully disclosed to the Mortgagor;
          (xcix) The sale or transfer of the Mortgage Loan by the Seller complies with all applicable federal, state, and local laws, rules, and regulations governing such sale or transfer, including, without limitation, the Fair and Accurate Credit Transactions Act (“FACT Act”) and the Fair Credit Reporting Act, each as may be amended from time to time, and the Seller has not received any actual or constructive notice of any identity theft, fraud, or other misrepresentation in connection with such Mortgage Loan or any party thereto;
          (c) With respect to each MOM Loan, a MIN has been assigned by MERS and such MIN is accurately provided on the Mortgage Loan Schedule. The related Assignment of Mortgage to MERS has been duly and properly recorded, or has been delivered for recording to the applicable recording office;
          (ci) With respect to each MOM Loan, Seller has not received any notice of liens or legal actions with respect to such Mortgage Loan and no such notices have been electronically posted by MERS;
          (cii) With respect to each second lien Mortgage Loan, either no consent for the Mortgage Loan is required by the holder of the first lien or such consent has been obtained and is contained in the Mortgage File;
          (ciii) As of the Closing Date, each Mortgage Loan shall be eligible for sale in the secondary market or for securitization without unreasonable credit enhancement;
          (civ) No Mortgage Loan contains any obligation, conditional or otherwise, requiring the owner of such Mortgage Loan to offer a new loan to the related Mortgagor to refinance the principal balance of the Mortgage Loan, or any portion thereof,, or to extend the maturity date thereof;
          (cv) Each Mortgage Loan contains a customary “due on sale” clause.
          (cvi) Any leasehold estate securing a Mortgage Loan has a term of not less than five years in excess of the term of the related Mortgage Loan; and
          (cvii) If the Mortgage Loan provides that the interest rate on the principal balance of the related Mortgage Loan may be adjusted, all of the terms of the related Mortgage pertaining to interest rate adjustments and adjustments of the outstanding principal balance have been made in accordance with the terms of the related Mortgage Noted and applicable law and are enforceable and such adjustments will not affect the priority of the Mortgage lien.

EXHIBIT B
MORTGAGE LOAN SCHEDULE
[Intentionally omitted]

EXHIBIT C
FORM OF REQUEST FOR RELEASE
(for Indenture Trustee)
LOAN INFORMATION

Name of Mortgagor:

Servicer Loan No.:

INDENTURE TRUSTEE

Name:

Address:

Trustee Mortgage
File No.:

ISSUER

Name:	NEWCASTLE MORTGAGE SECURITIES TRUST 2006-1

Address:
Notes:	Asset-Backed Notes, Series 2006-1.
          The undersigned Servicer hereby acknowledges that it has received from JPMorgan Chase Bank, N.A., as Indenture Trustee for the Holders of Asset-Backed Notes, Series 2006-1, the documents referred to below (the “Documents”). All capitalized terms not otherwise defined in this Request for Release shall have the meanings given them in the Sale and Servicing Agreement, dated as of April 6, 2006, among the Indenture Trustee, the Issuer, the Servicer and the Depositor (the “Sale and Servicing Agreement”).
( )	Promissory Note dated _______________, 20__, in the original principal sum of $__________, made by _____________________, payable to, or endorsed to the order of, the Indenture Trustee.
( )	Mortgage recorded on _________________________ as instrument no. ____________________ in the County Recorder’s Office of the County of _______________, State of __________________ in book/reel/docket_________________ of official records at page/image ____________.
( )	Deed of Trust recorded on ___________________ as instrument no. ________________ in the County Recorder’s Office of the County of _________________, State of ____________________ in book/reel/docket _________________ of official records at page/image _____________.

( )	Assignment of Mortgage or Deed of Trust to the Indenture Trustee, recorded on __________________ as instrument no. _________ in the County Recorder’s Office of the County of _______________, State of _______________________ in book/reel/docket ____________ of official records at page/image ___________.
( )	Other documents, including any amendments, assignments or other assumptions of the Mortgage Note or Mortgage.

( )

( )

( )

( )

          The undersigned Servicer hereby acknowledges and agrees as follows:
          (1) The Servicer shall hold and retain possession of the Documents in trust for the benefit of the Indenture Trustee, solely for the purposes provided in the Sale and Servicing Agreement.
          (2) The Servicer shall not cause or permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall the Servicer assert or seek to assert any claims or rights of setoff to or against the Documents or any proceeds thereof.
          (3) The Servicer shall return each and every Document previously requested from the Mortgage File to the Indenture Trustee when the need therefor no longer exists, unless the Mortgage Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Collection Account and except as expressly provided in the Sale and Servicing Agreement.
          (4) The Documents and any proceeds thereof, including any proceeds of proceeds, coming into the possession or control of the Servicer shall at all times be earmarked for the account of the Indenture Trustee, and the Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Servicer’s possession, custody or control.
Dated:

CENTEX HOME EQUITY COMPANY, LLC
By:
Name:
Title:

EXHIBIT D-1
FORM OF INDENTURE TRUSTEE’S INITIAL CERTIFICATION

[Date]

Newcastle Mortgage Securities Trust 2006-1	Financial Asset Securities Corp.
c/o Wilmington Trust Company	600 Steamboat Road
Rodney Square North	Greenwich, Connecticut 06830
1100 North Market Street
Wilmington, Delaware 19990-0001
Attention: Corporate Trust Administration
Re:	Sale and Servicing Agreement, dated April 6, 2006, among Financial Asset Securities Corp., Newcastle Mortgage Securities Trust 2006-1, Centex Home Equity Company, LLC and JPMorgan Chase Bank, N.A.
Ladies and Gentlemen:
          In accordance with Section 2.01(i)-(vi) of the Sale and Servicing Agreement, the undersigned, as Indenture Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in the exception report annexed hereto as not being covered by such certification) (i) all documents constituting part of such Mortgage File (other than such documents described in Section 2.01 (vi) of the Sale and Servicing Agreement) required to be delivered to it pursuant to the Agreement are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan and (iii) based on its examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedule that corresponds to items (i), (iii), (x), (xi), (xii), (xviii), (xxiv) and (xxv) (but only as to Gross Margin, Maximum Mortgage Rate and Periodic Rate Cap) of the definition of “Mortgage Loan Schedule” accurately reflects information set forth in the Mortgage File.
          The Indenture Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability, recordability or genuineness of any of the documents contained in the Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan, or (iii) whether any Mortgage File included any of the documents specified in clause (vi) of Section 2.01 of the Sale and Servicing Agreement.

          Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Indenture.

JPMORGAN CHASE BANK, N.A., as Indenture Trustee
By:
Name:
Title:

EXHIBIT D-2
FORM OF INDENTURE TRUSTEE’S FINAL CERTIFICATION
[Date]
Financial Asset Securities Corp.
600 Steamboat Road
Greenwich, Connecticut 06830
Re:	Sale and Servicing Agreement, dated April 6, 2006, among Financial Asset Securities Corp., Newcastle Mortgage Securities Trust 2006-1, Centex Home Equity Company, LLC and JPMorgan Chase Bank, N.A.
Ladies and Gentlemen:
          In accordance with Section 2.01(i)-(vi) of the Sale and Servicing Agreement, the undersigned, as Indenture Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in the exception report annexed hereto as not being covered by such certification) (i) all documents constituting part of such Mortgage File (other than such documents described in Section 2.01 (vi) of the Sale and Servicing Agreement) required to be delivered to it pursuant to the Sale and Servicing Agreement are in its possession.
          The undersigned hereby certifies that as to each Mortgage Loan identified on the Mortgage Loan Schedule, other than any Mortgage Loan listed on Schedule I hereto, it has reviewed the documents listed above and has determined that each such document appears to be regular on its face and relates to such Mortgage Loan and, based on an examination of such documents, the information set forth in (i) of the definition of Mortgage Loan Schedule accurately reflects information in the Mortgage File.
          We have made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Sale and Servicing Agreement. We make no representations as to (i) the validity, legality, sufficiency, recordability, enforceability or genuineness of any of the documents contained in the Mortgage File pertaining to the Mortgage Loans identified on the Mortgage Loan Schedule, (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan or (iii) whether any Mortgage File includes any of the documents specified in clause (vi) of Section 2.01 of the Sale and Servicing Agreement.

          Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Agreements. This Certificate is qualified in all respects by the terms of said Agreements.

[TRUSTEE / CUSTODIAN]
By:
Name:
Title:

EXHIBIT E
FORM OF LOST NOTE AFFIDAVIT
          Personally appeared before me the undersigned authority to administer oaths, _____________________ who first being duly sworn deposes and says: Deponent is ___________________________ of ____________________________, successor by merger to _________________________ (“Seller”) and who has personal knowledge of the facts set out in this affidavit.
          On _______________________, ____________________________ did execute and deliver a promissory note in the principal amount of $___________________.
          That said note has been misplaced or lost through causes unknown and is presently lost and unavailable after diligent search has been made. Seller’s records show that an amount of principal and interest on said note is still presently outstanding, due, and unpaid, and Seller is still owner and holder in due course of said lost note.
          Seller executes this Affidavit for the purpose of inducing JPMorgan Chase Bank, N.A., as indenture trustee on behalf of Newcastle Mortgage Securities Trust 2006-1, Asset-Backed Notes, Series 2006-1, to accept the transfer of the above described loan from Seller.
          Seller agrees to indemnify JPMorgan Chase Bank, N.A. and Financial Asset Securities Corp. harmless for any losses incurred by such parties resulting from the above described promissory note has been lost or misplaced.

By:

STATE OF	)
) SS:
COUNTY OF	)
          On this ______ day of ______________, 20_, before me, a Notary Public, in and for said County and State, appeared , who acknowledged the extension of the foregoing and who, having been duly sworn, states that any representations therein contained are true.
          Witness my hand and Notarial Seal this _________ day of 20_.
__________________________
__________________________
My commission expires __________________________

EXHIBIT F
FORM OF POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENTS, that JPMorgan Chase Bank, National Association, a national banking association, having a place of business at 4 New York Plaza, 6th Floor, New York, N.Y. 10004, as Indenture Trustee (and in no personal or other representative capacity), under the Sale and Servicing Agreement, dated April 6, 2006, among Financial Asset Securities Corp., as depositor, Centex Home Equity Company, LLC, as servicer, Newcastle Mortgage Securities Trust 2006-1, as issuer and JPMorgan Chase Bank, National Association, as indenture trustee (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”; capitalized terms not defined herein have the definitions assigned to such terms in the Agreement), relating to Newcastle Mortgage Securities 2006-1, hereby appoints ______________________, in its capacity as the Servicer under the Agreement as the Indenture Trustee’s true and lawful Special Attorney-in-Fact, in the Indenture Trustee’s name, place and stead and for the Indenture Trustee’s benefit, but only in its capacity as Indenture Trustee aforesaid, to perform all acts and execute all documents as may be customary, necessary and appropriate to effectuate the following enumerated transactions in respect of any mortgage, deed of trust, promissory note or real estate owned from time to time owned (beneficially or in title, whether the Indenture Trustee is named therein as mortgagee or beneficiary or has become mortgagee or beneficiary by virtue of endorsement, assignment or other conveyance) or held by or registered to the Indenture Trustee (directly or through custodians or nominees), or in respect of which the Indenture Trustee has a security interest or other lien, all as provided under the Agreement and only to the extent the Indenture Trustee has an interest therein under the Agreement, and in respect of which the Servicer is acting as servicer pursuant to the Agreement (collectively the “Mortgage Documents”).
          This appointment shall apply to the following enumerated transactions under the Agreement only:
          1. The modification or re-recording of any Mortgage Document for the purpose of correcting it to conform to the original intent of the parties thereto or to correct title errors discovered after title insurance was issued and where such modification or re-recording does not adversely affect the lien under the Mortgage Document as insured.
          2. The subordination of the lien under a Mortgage Document to an easement in favor of a public utility company or a state or federal agency or unit with powers of eminent domain including, without limitation, the execution of partial satisfactions/releases, partial reconveyances and the execution of requests to trustees to accomplish same.
          3. The conveyance of the properties subject to a Mortgage Document to the applicable mortgage insurer, or the closing of the title to the property to be acquired as real estate so owned, or conveyance of title to real estate so owned.
          4. The completion of loan assumption and modification agreements in respect of Mortgage Documents.
          5. The full or partial satisfaction/release of a Mortgage Document or full conveyance upon payment and discharge of all sums secured thereby, including, without limitation, cancellation of the related note.
          6. The assignment of any Mortgage Document, in connection with the repurchase of the mortgage loan secured and evidenced thereby.
          7. The full assignment of a Mortgage Document upon payment and discharge of all sums secured thereby in conjunction with the refinancing thereof, including, without limitation, the assignment of the related note.
          8. With respect to a Mortgage Document, the foreclosure, the taking of a deed in lieu of foreclosure, or the completion of judicial or non-judicial foreclosure or termination, cancellation or rescission of any such foreclosure, including, without limitation, any and all of the following acts:
          a. the substitution of indenture trustee(s) serving under a deed of trust, in accordance with state law and the deed of trust;
          b. the preparation and issuance of statements of breach or non-performance;
          c. the preparation and filing of notices of default and/or notices of sale;
          d. the cancellation/rescission of notices of default and/or notices of sale;
          e. the taking of a deed in lieu of foreclosure; and
          f. the preparation and execution of such other documents and performance of such other actions as may be necessary under the terms of the Mortgage Document or state law to expeditiously complete said transactions in paragraphs 8(a) through 8(e), above.
          9. Demand, sue for, recover, collection and receive each and every sum of money, debt, account and interest (which now is, or hereafter shall become due and payable) belonging to or claimed by the Indenture Trustee under the Mortgage Documents, and to use or take any lawful means for recovery thereof by legal process or otherwise.
          10. Endorse on behalf of the Indenture Trustee all checks, drafts and/or negotiable instruments made payable to the Indenture Trustee in respect of the Mortgage Documents.
          The Indenture Trustee gives the Special Attorney-in-Fact full power and authority to execute such instruments and to do and perform all and every act and thing necessary and proper to carry into effect the power or powers granted by this Limited Power of Attorney, subject to the terms and conditions set forth in the Agreement including the standard of care applicable to servicers in the Agreement, and hereby does ratify and confirm to what such Special Attorney-in-Fact shall lawfully do or cause to be done by authority hereof.
          This Power of Attorney is effective for one (1) year from the date hereof or the earlier of (i) revocation by the Indenture Trustee, (ii) the Attorney shall no longer be retained on behalf of the Indenture Trustee or an affiliate of the Indenture Trustee; or (iii) the expiration of one year from the date of execution.
          The authority granted to the attorney-in-fact by the Power of Attorney is not transferable to any other party or entity.
          This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflicts of law principles.

          IN WITNESS WHEREOF, the Indenture Trustee has caused its corporate name and seal to be hereto signed and affixed and these presents to be acknowledged by its duly elected and authorized officer this ______ day of _________, 200__.

JPMORGAN CHASE BANK, N.A., as Indenture Trustee
By:
Name:
Title:

WITNESS:
By:
Name:
Title:

WITNESS:
By:
Name:
Title:

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)
          On _______________, 2006, before me, the undersigned, a Notary Public in and for said state, personally appeared _______________________, personally known to me to be the person whose name is subscribed to the within instrument and to be a duly authorized and acting Senior Vice President of JPMorgan Chase Bank, N.A., and such person acknowledged to me that such person executed the within instrument in such person’s authorized capacity as a Senior Vice President of JPMorgan Chase Bank, N.A., and that by such signature on the within instrument the entity upon behalf of which such person acted executed the instrument.
          WITNESS my hand and official seal.

Notary Public

EXHIBIT G-1
FORM OF CERTIFICATION TO BE PROVIDED BY THE SERVICER WITH FORM 10-K
Certification
     Re: Newcastle Mortgage Securities Trust 2006-1 (the “Trust” or the “Issuer”)
               Asset-Backed Notes, Series 2006-1
          I, [identify the certifying individual], certify, that:
          1. I have reviewed this report on Form 10-K, and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of Newcastle Mortgage Securities Trust 2006-1, Asset Backed Notes, Series 2006-1 (the “Exchange Act periodic reports”);
          2. Based on my knowledge, the Exchange Act periodic reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
          3. Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;
          4. I am responsible for reviewing the activities performed by the servicer and based on my knowledge and the compliance review conducted in preparing the servicer compliance statements as required in this report under Item 1123 of Regulation AB, and except as disclosed in the Exchange Act periodic reports, the servicer has fulfilled its obligations under the sale and servicing agreement; and
          5. All of the reports on assessment of compliance with servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on From 10-K.
          In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties: JPMorgan Chase Bank, N.A, as indenture trustee.

CENTEX HOME EQUITY COMPANY, LLC
By:
Name:
Title:
Date:

EXHIBIT G-2
FORM OF CERTIFICATION TO BE
PROVIDED TO THE SERVICER BY THE INDENTURE TRUSTEE
     Re: Newcastle Mortgage Securities Trust 2006-1 (the “Trust” or the “Issuer”)
               Asset-Backed Notes, Series 2006-1
          I, [identify the certifying individual], a [title] of JPMorgan Chase Bank, N.A., as Indenture Trustee, hereby certify to Centex Home Equity Company, LLC (the “Servicer”), and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:
          1. I have reviewed the annual report on Form 10-K for the fiscal year 2006, and all reports on Form 10-D containing distribution reports filed in respect of periods included in the year covered by that annual report, of the Depositor relating to the above-referenced trust;
          2. Based on my knowledge, the information in these distribution reports prepared by the Indenture Trustee, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by that annual report; and
          3. Based on my knowledge, the distribution information required to be provided under Form 10-D by the Indenture Trustee under Section 4.02(a) of the Sale and Servicing Agreement is included in these distribution reports.
          Capitalized terms used but not defined herein have the meanings ascribed to them in Appendix A to the Indenture, dated April 6, 2006 (the “Indenture”), between Newcastle Mortgage Securities Trust 2006-1, as issuer, and JPMorgan Chase Bank, N.A., as indenture trustee.

JPMORGAN CHASE BANK, N.A., as Indenture Trustee
By:
Name:
Title:
Date:

EXHIBIT H
SERVICING CRITERIA TO BE ADDRESSED
IN ASSESSMENT OF COMPLIANCE
Definitions
Primary Servicer — transaction party having borrower contact
Master Servicer — aggregator of pool assets
Securities Administrator — waterfall calculator (may be the Indenture Trustee, or may be the Servicer)
Custodian — safe keeper of pool assets
Paying Agent — distributor of funds to ultimate investor
Indenture Trustee — fiduciary of the transaction
Note: The definitions above describe the essential function that the party performs, rather than the party’s title. So, for example, in a particular transaction, the indenture trustee may perform the “paying agent” and “securities administrator” functions, while in another transaction, the securities administrator may perform these functions.
Where there are multiple checks for criteria the attesting party will identify in their management assertion that they are attesting only to the portion of the distribution chain they are responsible for in the related transaction agreements.
     Key: X — obligation
          XX — only needs to be provided if transaction documents require custodial accounts to be maintained at a federally insured depository institution
          XXX — will be provided by entity acting as custodian
          [X] — under consideration for obligation

		Primary	Master	Indenture
Reg AB Reference	Servicing Criteria	Servicer	Servicer	Trustee
General Servicing Considerations

1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X	X	X

1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	To the extent applicable	X

1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the Pool Assets are maintained.

1122(d)(1)(iv)	A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.	X	X

Cash Collection and Administration

	Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank	X	X	X

		Primary	Master	Indenture
Reg AB Reference	Servicing Criteria	Servicer	Servicer	Trustee
1122(d)(2)(i)	clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X	X	X

1122(d)(2)(iii)	Advances of funds or guarantees regarding collections, cash flows or paymnets, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.	X	X

1122(d)(2)(iv)	The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.	X	[X]	X

1122(d)(2)(v)	Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.	X	X	XX

1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	If applicable

1122(d)(2)(vii)	Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.	X	X	X

Investor Remittances and Reporting

1122(d)(3)(i)	Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the indenture trustee’s records as to the total unpaid principal balance and number of Pool Assets serviced by the Servicer.	X	X	X

		Primary	Master	Indenture
Reg AB Reference	Servicing Criteria	Servicer	Servicer	Trustee
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X	X	X

1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X	X	X

1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X	X	X

Pool Asset Administration

1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.		X	XXX

1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreements		X	XXX

1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X	X	X

1122(d)(4)(iv)	Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.	X

1122(d)(4)(v)	The Servicer’s records regarding the pool assets agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X

1122(d)(4)(vi)	Changes with respect to the terms or status of an obligor’s pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.	X	X

1122(d)(4)(vii)	Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.	X	X

1122(d)(4)(viii)	Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).	X

		Primary	Master	Indenture
Reg AB Reference	Servicing Criteria	Servicer	Servicer	Trustee
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.	X	X

1122(d)(4)(x)	Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.	X

1122(d)(4)(xi)	Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.	X

1122(d)(4)(xii)	Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.	X

1122(d)(4)(xiii)	Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.	X

1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X	X

1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.		X	X

EXHIBIT I
FORM 10-D, FORM 8-K AND FORM 10-K
REPORTING RESPONSIBILITY
As to each item described below, the entity indicated as the Responsible Entity shall be primarily responsible for reporting the information to the Indenture Trustee pursuant to Section 4.02(b). If the Indenture Trustee is indicated below as to any item, then the Indenture Trustee is primarily responsible for obtaining that information.
Under Item 1 of Form 10-D: a) items marked “7.05 statement” are satisfied by the provision of the periodic Payment Date statement under Section 7.05 of the Indenture, provided by the Indenture Trustee based on information received from the Servicer; and b) items marked “Form 10-D report” are required to be in the Form 10-D report but not the 7.05 statement, provided by the party indicated. Information under all other Items of Form 10-D is to be included in the Form 10-D report.

Form	Item	Description	Responsible Entity
10-D	Must be filed within 15 days of the Payment Date.

	1	Distribution and Pool Performance Information

Item 1121(a) — Distribution and Pool Performance Information

		(1) Any applicable record dates, accrual dates, determination dates for calculating payments and actual payment dates for the payment period.	7.05 statement

		(2) Cash flows received and the sources thereof for payments, fees and expenses.	7.05 statement

		(3) Calculated amounts and distribution of the flow of funds for the period itemized by type and priority of payment, including:	7.05 statement

		(i) Fees or expenses accrued and paid, with an identification of the general purpose of such fees and the party receiving such fees or expenses.	7.05 statement

		(ii) Payments accrued or paid with respect to enhancement or other support identified in Item 1114 of Regulation AB (such as insurance premiums or other enhancement maintenance fees), with an identification of the general purpose of such payments and the party receiving such payments.	7.05 statement

		(iii) Principal, interest and other distributions accrued and paid on the asset-backed securities by type and by class or series and any principal or interest shortfalls or carryovers.	7.05 statement

		(iv) The amount of excess cash flow or excess spread and the disposition of excess cash flow.	7.05 statement

		(4) Beginning and ending principal balances of the asset-backed securities.	7.05 statement

Form	Item	Description	Responsible Entity
		(5) Interest rates applicable to the pool assets and the asset-backed securities, as applicable. Consider providing interest rate information for pool assets in appropriate distributional groups or incremental ranges.	7.05 statement

		(6) Beginning and ending balances of transaction accounts, such as reserve accounts, and material account activity during the period.	7.05 statement

		(7) Any amounts drawn on any credit enhancement or other support identified in Item 1114 of Regulation AB, as applicable, and the amount of coverage remaining under any such enhancement, if known and applicable.	7.05 statement

		(8) Number and amount of pool assets at the beginning and ending of each period, and updated pool composition information, such as weighted average coupon, weighted average life, weighted average remaining term, pool factors and prepayment amounts.	7.05 statement Updated pool composition information fields to be as specified by Depositor from time to time

		(9) Delinquency and loss information for the period.	7.05 statement.

		In addition, describe any material changes to the information specified in Item 1100(b)(5) of Regulation AB regarding the pool assets.	Form 10-D report: Depositor

		(10) Information on the amount, terms and general purpose of any advances made or reimbursed during the period, including the general use of funds advanced and the general source of funds for reimbursements.	7.05 statement

		(11) Any material modifications, extensions or waivers to pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time.	Form 10-D report; Servicer

		(12) Material breaches of pool asset representations or warranties or transaction covenants.	Form 10-D report: Servicer

		(13) Information on ratio, coverage or other tests used for determining any early amortization, liquidation or other performance trigger and whether the trigger was met.	7.05 statement

		(14) Information regarding any new issuance of asset-backed securities backed by the same asset pool,	Form 10-D report: Depositor Form 10-D report: Depositor

		[information regarding] any pool asset changes (other than in connection with a pool asset converting into cash in accordance with its terms), such as additions or removals in connection with a prefunding or revolving period and pool asset substitutions and repurchases (and purchase rates, if applicable), and cash flows	Form 10-D report: Depositor

Form	Item	Description	Responsible Entity
available for future purchases, such as the balances of any prefunding or revolving accounts, if applicable.
Disclose any material changes in the solicitation, credit-granting, underwriting, origination, acquisition or pool selection criteria or procedures, as applicable, used to originate, acquire or select the new pool assets.

		Item 1121(b) — Pre-Funding or Revolving Period Information	Depositor
Updated pool information as required under Item 1121(b).

	2	Legal Proceedings

		Item 1117 — Legal proceedings pending against the following entities, or their respective property, that is material to Noteholders, including proceedings known to be contemplated by governmental authorities:	Seller Depositor
		Seller	Indenture Trustee
		Depositor	Depositor
		Indenture Trustee	Master Servicer
		Issuing entity	Servicer
		Master Servicer	Originator
		Servicer	Custodian
Originator
Custodian

	3	Sales of Securities and Use of Proceeds

Information from Item 2(a) of Part II of Form 10- Q:

		With respect to any sale of securities by the sponsor, depositor or issuing entity, that are backed by the same asset pool or are otherwise issued by the issuing entity, whether or not registered, provide the sales and use of proceeds information in Item 701 of Regulation S-K. Pricing information can be omitted if securities were not registered.	Depositor

	4	Defaults Upon Senior Securities

Information from Item 3 of Part II of Form 10-Q:

		Report the occurrence of any Event of Default (after expiration of any grace period and provision of any required notice)	N/A

	5	Submission of Matters to a Vote of Security Holders

		Information from Item 4 of Part II of Form 10-Q	Indenture Trustee

	6	Significant Obligors of Pool Assets

		Item 1112(b) — Significant Obligor Financial Information*	N/A

*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Item.

Form	Item	Description	Responsible Entity
	7	Significant Enhancement Provider Information

		Item 1114(b)(2) — Credit Enhancement Provider Financial Information*	N/A
		Determining applicable disclosure threshold Obtaining required financial information or effecting incorporation by reference	N/A

		Item 1115(b) — Derivative Counterparty Financial Information*	[TBD]
		Determining current maximum probable exposure	[TBD]
		Determining current significance percentage Obtaining required financial information or effecting incorporation by reference	Depositor

*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.

	8	Other Information

		Disclose any information required to be reported on Form 8-K during the period covered by the Form 10-D but not reported	The Responsible Entity for the applicable Form 8-K item as indicated below

	9	Exhibits

		Distribution report	Indenture Trustee

		Exhibits required by Item 601 of Regulation S-K, such as material agreements	Depositor

8-K	Must be filed within four business days of an event reportable on Form 8-K.

	1.01	Entry into a Material Definitive Agreement

		Disclosure is required regarding entry into or amendment of any definitive agreement that is material to the securitization, even if depositor is not a party.	Depositor
Examples: Sale and Servicing Agreement, custodial agreement.
Note: disclosure not required as to definitive agreements that are fully disclosed in the prospectus

	1.02	Termination of a Material Definitive Agreement

		Disclosure is required regarding termination of any definitive agreement that is material to the securitization (other than expiration in accordance with its terms), even if depositor is not a party.	Depositor
Examples: Sale and Servicing Agreement, custodial agreement.

	1.03	Bankruptcy or Receivership

		Disclosure is required regarding the bankruptcy or receivership, if known to the Depositor or Servicer, with respect to any of the following:	Depositor/Servicer
Sponsor (Seller), Depositor, Servicer, Indenture Trustee, Swap Provider, Cap Provider, Custodian

Form	Item	Description	Responsible Entity
	2.04	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

		Includes an early amortization, performance trigger or other event, including event of default, that would materially alter the payment priority/distribution of cash flows/amortization schedule.	N/A
Disclosure will be made of events other than waterfall triggers which are disclosed in the 7.05 statement

	3.03	Material Modification to Rights of Security Holders

		Disclosure is required of any material modification to documents defining the rights of Noteholders, including the Pooling and Sale and Servicing Agreement	Party requesting material modification

	5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

		Disclosure is required of any amendment “to the governing documents of the issuing entity”	Depositor

	5.06	Change in Shell Company Status	Depositor

[Not applicable to ABS issuers]

	6.01	ABS Informational and Computational Material

		[Not included in reports to be filed under Section 4.07]	Depositor

	6.02	Change of Master Servicer, Servicer or Indenture Trustee

		Requires disclosure of any removal, replacement, substitution or addition of any master servicer, affiliated servicer, other servicer servicing 10% or more of pool assets at time of report, other material servicers or indenture trustee (in the case of the Indenture Trustee, only with respect to itself). Reg AB disclosure about any new servicer or indenture trustee is also required.	Indenture Trustee, Servicer or Master Servicer

	6.03	Change in Credit Enhancement or Other External Support

		Covers termination of any enhancement in manner other than by its terms, the addition of an enhancement, or a material change in the enhancement provided. Applies to external credit enhancements as well as derivatives. Reg AB disclosure about any new enhancement provider is also required.	Depositor

	6.04	Failure to Make a Required Payment	Indenture Trustee

	6.05	Securities Act Updating Disclosure

		If any material pool characteristic differs by 5% or more at the time of issuance of the securities from the description in the final prospectus, provide updated Reg AB disclosure about the actual asset pool.	Depositor

Form	Item	Description	Responsible Entity
		If there are any new servicers or originators required to be disclosed under Regulation AB as a result of the foregoing, provide the information called for in Items 1108 and 1110 respectively.	Depositor

	7.01	Regulation FD Disclosure	Depositor

	8.01	Other Events

		Any event, with respect to which information is not otherwise called for in Form 8-K, that the registrant deems of importance to security holders.	Depositor

	9.01	Financial Statements and Exhibits	The Responsible Entity applicable to reportable event

10-K	Must be filed within 90 days of the fiscal year end for the registrant.

	9B	Other Information

		Disclose any information required to be reported on Form 8-K during the fourth quarter covered by the Form 10-K but not reported	The Responsible Entity for the applicable Form 8-K item as indicated above

	15	Exhibits and Financial Statement Schedules

		Item 1112(b) — Significant Obligor Financial Information	N/A

		Item 1114(b)(2) — Credit Enhancement Provider Financial Information	N/A
		Determining applicable disclosure threshold Obtaining required financial information or effecting incorporation by reference	N/A

		Item 1115(b) — Derivative Counterparty Financial Information	[TBD]
		Determining current maximum probable exposure	[TBD]
		Determining current significance percentage Obtaining required financial information or effecting incorporation by reference	Depositor

		Item 1119 — Affiliations and relationships between the following entities, or their respective affiliates, that are material to Noteholders:	Seller
		Seller	Depositor
		Depositor	Indenture Trustee
		Indenture Trustee	Issuing entity
		Issuing entity	Master Servicer
		Master Servicer	Servicer
		Servicer	Originator
		Originator	Custodian
		Custodian	Depositor
		Credit Enhancer/Support Provider, if any	Depositor
Significant Obligor, if any

		Item 1122 — Assessment of Compliance with Servicing Criteria	Each Party participating in the servicing function

		Item 1123 — Servicer Compliance Statement	Servicer